Filed Pursuant to Rule 497(c)

Registration Nos. 333-163831 and 811-05823

COMBINED PROXY STATEMENT

OF

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

AND

DOMINI PACASIA SOCIAL EQUITY FUNDSM

(each an “Acquired Fund,” and collectively the “Acquired Funds”)

AND

PROSPECTUS FOR

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

(the “Acquiring Fund” and, together with the Acquired Funds, the “Domini Funds”)

The address and telephone number of each Domini Fund is:

532 Broadway, 9th Floor

New York, NY 10012-3939

1-800-582-6757

www.domini.com

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

www.domini.com

January 25, 2010

Dear Fellow Shareholder:

Thank you for your investment in the Domini Funds and for your commitment to making a difference in the world through your investment decisions.

I am writing today to request your vote for an important proposal concerning the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund.

Please read through the proxy statement and prospectus carefully. We have also prepared a brief overview section to assist you as you make your decision. We hope that you find it helpful.

This package contains the following materials necessary to place your vote:

•	Overview of Proxy Statement: presented in a question and answer format to provide you with a basic understanding of what you are being asked to decide.

•	Notice of Combined Special Meeting: provides the date and location of a Special Meeting of Shareholders of the Funds, as well as the proposal to be considered at the meeting.

•	Combined Proxy Statement/Prospectus: contains information you should know about the proposal that will be considered at the meeting.

The Special Meeting will be held on March 9, 2010, at 11:30 a.m., Eastern Time, at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts. You are receiving the proxy statement and prospectus because you were a shareholder of the Domini European Social Equity Fund or the Domini PacAsia Social Equity Fund on January 15, 2010, and are entitled to vote.

I certainly understand your temptation to set this proxy aside for another day, or to simply ignore it altogether. I strongly encourage you to resist this temptation. You will save Fund shareholders additional costs if you vote promptly. Your vote is important, and voting only takes a few minutes. If the Funds do not receive your vote, you may be contacted to help you cast your vote.

You are not required to attend the Special Meeting in order to cast your vote. You may use one of three options to vote your proxy. Please read the enclosed materials and then cast your vote as follows:

•	Mail: Complete, sign, and return the enclosed card in the enclosed postage-paid envelope, or

•	Phone: Call the toll-free number printed on your proxy card and follow the instructions, or

•	Online: Visit the web address printed on your proxy card and follow the instructions.

Each shareholder will cast one vote for each dollar of net asset value they hold (number of shares owned multiplied by the net asset value per share).

The Funds’ Board of Trustees has carefully reviewed the proposal and has determined that it is fair and reasonable and in shareholders’ best interests. The Funds’ Board of Trustees is composed of seven individuals, six of whom are unaffiliated with Domini Social Investments LLC, the manager and administrator of the Funds. Their job is to protect your interests as a shareholder.

The Board unanimously recommends that you vote “For” this proposal.

Your vote is important. Please take a moment now to vote by completing and mailing your proxy card, or by calling the toll-free number or visiting the web address printed on your proxy card. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issue to be voted on, or need assistance in completing your proxy card, please call 1-800-582-6757.

Thank you in advance for your participation in this important process.

Sincerely yours,

Amy L. Domini
Chair and President

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OVERVIEW OF COMBINED PROXY STATEMENT/PROSPECTUS

A combined Special Meeting of Shareholders of the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund (together, at times referred to below as the “Funds,” “the Acquired Funds,” and individually as a “Fund” or an “Acquired Fund”) will be held on March 9, 2010, at 11:30 a.m., Eastern Time, at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, for the purposes described in the proxy statement.

You are being asked to vote FOR the following proposal:

A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of the liabilities of each Acquired Fund, in exchange for shares of Domini International Social Equity Fund to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund.

We encourage you to read the combined proxy statement/prospectus carefully before casting your vote.

We have prepared the following questions and answers to help make your decision easier. If you have any further questions, please feel free to call us at 1-800-582-6757.

Q.	What am I being asked to approve?

A.	You are being asked to approve a reorganization of the Funds whereby the Domini International Social Equity Fund will acquire all of the assets and liabilities of the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund. After the completion of the transaction, the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund will be dissolved and will no longer be available for investment.

Prior to November 27, 2009, the Domini International Social Equity Fund was known as the Domini European PacAsia Social Equity Fund.

Q.	How will this affect my investment?

A.	At the completion of the transaction, you will become a shareholder in the Domini International Social Equity Fund. You will receive shares in the Domini International Social Equity Fund equal in value to your current investment in the Domini European Social Equity Fund and/or the Domini PacAsia Social Equity Fund.

Q.	Why are shareholders of the Domini European Social Equity Fund and Domini PacAsia Social Equity Fund being asked to approve a reorganization of the Funds?

A.	The Board of Trustees believes that reorganizing each Acquired Fund into Domini International Social Equity Fund offers shareholders a number of potential benefits.

It is more cost-effective and efficient to manage one large fund than three small funds.

The larger size of the combined Fund may result in greater economies of scale. Any such economies of scale would benefit the combined Fund in two ways. First, a larger Fund, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, may be able to obtain better net prices on securities trades. And second, each Fund incurs substantial operating costs for accounting, legal, and custodial services. The combined Fund resulting from each Reorganization would spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than each Acquired Fund could achieve separately. In addition, the combined Fund may be better positioned to attract assets than each Acquired Fund.

Please note that approval of the proposal will not result in any immediate reduction in the expenses paid by shareholders, and there is no guarantee that the expense ratio will be reduced in the future.

Q.	What are the similarities between the Domini International Social Equity Fund and the two Acquired Funds?

A.	The three funds share the following similarities:

All three Funds are managed by Domini, submanaged by Wellington Management Company, LLP, and use an investment approach that incorporates Domini’s social and environmental standards. The management fee schedule for the three funds is identical.

Each Fund has identical investment objectives and fundamental investment policies.

Each Fund invests in non-U.S. securities.

Each Fund has the same net expense ratio.

A comparison of each Fund’s investment objective and strategies, expenses, and performance is set forth in the “Summary” section of the Combined Proxy Statement/Prospectus.

Q.	What are the differences between the Domini International Social Equity Fund and the two Acquired Funds?

A.	The Domini European Social Equity Fund and Domini PacAsia Social Equity Funds are regional funds, focusing on the securities of companies located in Europe and the Asia-Pacific region, respectively.

Unlike these Funds, Domini International Social Equity Fund invests in securities of companies located throughout the world, including securities of companies located both in Europe and in the Asia-Pacific region. Currently, there is substantial overlap between the portfolio of the Domini International Social Equity Fund and the two Acquired Funds.

2

Q.	What is the performance benchmark for the Domini International Social Equity Fund?

A.	The Morgan Stanley Capital International Europe Australasia Index (MSCI EAFE), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Q.	Will the reorganization result in lower expenses to shareholders?

A.	The net expense ratio for each class of shares of the combined Fund will be the same as the corresponding class of the Acquired Funds. Domini has contractually agreed to waive fees and reimburse expenses in order to limit the combined Fund’s ordinary operating expenses to 1.60% and 1.57% of the average daily net assets attributable to Investor shares and Class A shares, respectively. Assuming shareholders approve the Reorganization with respect to an Acquired Fund, these expense limitations will be in effect for the combined Fund with respect to that Reorganization for one year from the Closing Date of that Reorganization. There can be no assurance that Domini will extend the expense limits beyond such time. The gross expense ratio for each class of shares of the combined fund is expected to be the same or lower than the corresponding class of the Acquired Funds.

Q.	Will this transaction be a taxable event to shareholders?

A.	The Fund reorganizations are not expected to result in a taxable sale of your Fund shares. The Reorganizations generally will not result in income, gain, or loss being recognized for federal income tax purposes by any Domini Fund or its shareholders, except as set forth in the combined Proxy Statement/Prospectus under the heading “Tax Status of Each Reorganization,” and will not take place unless each Domini Fund involved in the applicable Reorganization receives an opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Domini Funds, as further described in the Combined Proxy Statement/Prospectus statement under the heading “Tax Status of Each Reorganization.”

Q.	What is the role of the Board of Trustees?

A.	The Board of Trustees has the important responsibility of protecting your interests as a Domini Funds shareholder. One board consisting of seven individuals, six of whom are “independent,” oversees the operations of each of the Funds. The Trustees act as your representatives, and base their decisions on your best interests as a Fund shareholder. In addition, the independent Trustees are represented by independent legal counsel to provide counsel and guidance in connection with determining the best interests of shareholders.

3

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees has carefully reviewed the proposal presented in the proxy statement, and unanimously recommends that shareholders vote FOR the proposal on the enclosed proxy card(s). A discussion of the factors that the Trustees considered before granting their approval is included in the “Summary” section of the Combined Proxy Statement/Prospectus.

Q.	How do I vote?

A.	You can vote one of four ways:

1.	Mail: Complete, sign, and mail your proxy card using the enclosed postage-paid envelope.

2.	Phone: Call the toll-free number printed on your proxy card and follow the instructions.

3.	Online: Visit the web address printed on your proxy card, and follow the instructions.

4.	In person at the Special Meeting of Shareholders.

4

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MARCH 9, 2010

To the Shareholders of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund (each an “Acquired Fund,” and collectively the “Acquired Funds”):

This is the formal agenda for the combined special meeting of shareholders of each of the Acquired Funds (the “meeting”). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

The meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on March 9, 2010, at 11:30 am, Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of each Acquired Fund in exchange for shares of Domini International Social Equity Fund to be distributed to the shareholders of the Acquired Fund and the assumption of the liabilities of the Acquired Fund by Domini International Social Equity Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund.

2.	Any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on January 15, 2010, are entitled to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Amy L. Domini Chair and President

New York, New York

January 25, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations.

COMBINED PROXY STATEMENT

OF

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

AND

DOMINI PACASIA SOCIAL EQUITY FUNDSM

(each an “Acquired Fund,” and collectively the “Acquired Funds”)

AND

PROSPECTUS FOR

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

(the “Acquiring Fund” and, together with the Acquired Funds, the “Domini Funds”)

The address and telephone number of each Domini Fund is:

532 Broadway, 9th Floor

New York, NY 10012-3939

1-800-582-6757

www.domini.com

Shares of the Domini Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in a Domini Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about the Domini Funds that an investor needs to know before investing or voting. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement/prospectus, dated January 25, 2010 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund (each an “Acquired Fund,” and collectively the “Acquired Funds”) in connection with the solicitation by the Board of Trustees (the “Board” or the “Trustees”) of each Acquired Fund of proxies to be used at a combined special meeting of the shareholders of each Acquired Fund to be held at the offices of Bingham McCutchen LLP, One Federal Street Boston, Massachusetts on March 9, 2010, at 11:30 a.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of each Acquired Fund on or about January 29, 2010.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize each Acquired Fund into Domini International Social Equity Fund (the “Acquiring Fund”). Each of the Acquired Funds and the Acquiring Fund is a series of Domini Social Investment Trust, an open-end management investment company organized as a Massachusetts business trust.

The Proxy Statement/Prospectus contains information you should know before voting on the Agreement and Plan of Reorganization that provides for the reorganization of your Acquired Fund into Domini International Social Equity Fund (each a “Reorganization”). With respect to each Acquired Fund, the Agreement and Plan of Reorganization is subject to approval by the shareholders of that Acquired Fund. A copy of the Agreement and Plan of Reorganization is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A, carefully.

For each Reorganization, all shareholders of the applicable Acquired Fund, regardless of the class of shares held, will vote together as a single class with respect to approval of the Agreement and Plan of Reorganization.

The date of this Proxy Statement/Prospectus is January 25, 2010.

For more complete information about each Domini Fund, please read the Funds’ prospectus and statement of additional information, as they may be amended and/or supplemented. The Domini Funds’ prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
Each Domini Fund’s current prospectus, statement of additional information, and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge at www.domini.com by calling our toll-free number: 1-800-582-6757

Where to Get More Information (continued)
Each Domini Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge at www.domini.com or by calling our toll-free number: 1-800-582-6757. See “Available Information.”
A statement of additional information for this Proxy Statement/Prospectus (the “SAI”), dated January 25, 2010. It contains additional information about the Domini Funds.	On file with the SEC (http://www.sec.gov) and available at no charge at www.domini.com or by calling our toll-free number: 1-800-582-6757. This SAI is incorporated by reference into this Proxy Statement/Prospectus.
To ask questions about this Proxy Statement/Prospectus.	Call our toll-free telephone number: 1-800-582-6757.

The Domini Funds’ prospectus and statement of additional information dated November 27, 2009, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

Background to the Reorganizations

After considering the viability of each Acquired Fund in light of its current size (for Domini European Social Equity Fund, approximately $59.6 million as of November 30, 2009; for Domini PacAsia Social Equity Fund, approximately $23.3 million as of November 30, 2009) and the uncertainty of future asset growth, Domini Social Investments LLC (“Domini”) recommended the reorganization of each Acquired Fund into Domini International Social Equity Fund to the Board of Trustees. The Acquired Funds and Domini International Social Equity Fund have the same investment adviser, Domini, and the same investment submanager, Wellington Management Company, LLP (“Wellington Management”). Each Fund is managed using an investment approach that incorporates Domini’s social and environmental standards. Each Fund has identical investment objectives and fundamental investment policies. Each Fund invests in non-U.S. securities, although, unlike the Acquired Funds, Domini International Social Equity Fund is not limited to investing primarily in securities of companies located in a single geographic region.

How Will the Reorganizations Work?

•

Each Reorganization is scheduled to occur on or about March 19, 2010, but may occur on such later date as the applicable Acquired Fund and the Domini International Social Equity Fund may agree in writing (the “Closing Date”).

•

Each Acquired Fund will transfer all of its assets to Domini International Social Equity Fund, and Domini International Social Equity Fund will assume all of the liabilities of each Acquired Fund. The net asset value of each Domini Fund will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•

Domini International Social Equity Fund will issue Investor Shares to each Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund’s Investor Shares. Domini International Social Equity Fund will issue Class A Shares to each Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund’s Class A Shares.

•

Shareholders of each Acquired Fund will receive shares of Domini International Social Equity Fund in proportion to the relative net asset value of their shareholdings in the Acquired Fund on the Closing Date, determined class by class. Therefore, on the Closing Date, you will hold shares of each class of Domini International Social Equity Fund with the same aggregate net asset value as your holdings of shares of the corresponding class of your Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each Domini Fund will be determined using the Fund’s valuation policies and procedures. Each Fund’s valuation policies and procedures are identical.

•

No sales load, commission, redemption fee or other transactional fee will be charged as a result of a Reorganization. After the applicable Reorganization, any contingent deferred sales charge that applied to your Class A shares (if applicable) at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charges, the holding periods applicable to certain purchases of Class A Shares will be included in the holding period of the shares of Domini International Social Equity Fund you receive as a result of the applicable Reorganization.

Why Does the Board of Trustees Recommend Each Reorganization?

In recommending each Reorganization, the Board of Trustees, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Domini Funds, Domini, or DSIL Investment Services LLC, the Domini Funds’ principal underwriter and distributor (“DSIL”) (the “Independent Trustees”), has determined the Reorganization is in the best interest of the applicable Fund and will not dilute the interests of shareholders of that Domini Fund. The Board of Trustees believes that reorganizing each Acquired Fund into Domini International Social Equity Fund offers shareholders a number of potential benefits. The potential benefits of, and considerations regarding, each Reorganization include:

•

The Reorganization would enhance the potential for the combined Fund to achieve growth in assets. The combined Fund may be better positioned to attract assets than the applicable Acquired Fund. The larger size of the combined Fund may result in greater economies of scale. Any such economies of scale would benefit the combined Fund in two ways. First, a larger Fund, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, may be able to obtain better net prices on securities trades. And second, each Fund incurs substantial operating costs for accounting, legal, and custodial services. The combined Fund resulting from the Reorganization would decrease the total cost of certain fees and then allocate the reduced fixed costs over a larger asset base, potentially contributing to a lower expense ratio in the long term than the applicable Acquired Fund could achieve separately.

•

The applicable Acquired Fund and Domini International Social Equity Fund are managed by Domini and submanaged by Wellington Management using an investment approach that incorporates Domini’s social and environmental standards.

•

The applicable Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies. Each Fund invests in non-U.S. securities. Unlike the Acquired Fund, Domini International Social Equity Fund is not limited to investing primarily in the securities of companies located in a specific geographic region. Domini International Social Equity Fund invests in securities of companies located throughout the world, including securities of companies located both in Europe and in the Asia-Pacific region, the regions in which Domini European Social Equity Fund and Domini PacAsia Social Equity Fund focus their respective investments.

•	The pro forma gross expense ratios are expected to be the same or lower for each class of shares of the combined Fund as compared to the same classes of the applicable Acquired Funds.

•

The pro forma net expense ratios will be the same for each class of shares of the combined Fund as compared to the same classes of the applicable Acquired Fund. Domini has contractually agreed to waive fees and reimburse expenses in order to limit the combined Fund’s ordinary operating expenses to 1.60% and 1.57% of the average daily net assets attributable to Investor Shares and Class A Shares, respectively. Assuming shareholders of an Acquired Fund approve the Reorganization of that Fund, these expense limitations will be in effect for the combined Fund for one year from the Closing Date of the Reorganization. There can be no assurance that Domini will extend the expense limits beyond such time.

•

The management fee schedule for the applicable Acquired Fund and Domini International Social Equity Fund is the same (1.00% of the first $250 million of net assets managed; 0.94% of the next $250 million of net assets managed; and 0.88% of net assets managed in excess of $500 million), and therefore there will be no increase in management fees (as a percentage of average daily net assets) as a result of the Reorganization.

•

Domini PacAsia Social Equity Fund performed moderately better than Domini International Social Equity Fund for the one-year periods ended December 31, 2007, and December 31, 2008. Domini International Social Equity Fund performed slightly better than Domini European Social Equity Fund for the one year periods ended December 31, 2007 and 2008. For the period from January 1, 2009, through September 30, 2009, the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund performed slightly better than the Domini International Social Equity Fund. Please note that prior to November 27, 2009, Domini International Social Equity Fund was known as Domini European PacAsia Social Equity Fund, and invested primarily in stocks of European and Asia-Pacific companies.

•

There is substantial overlap in the portfolio securities held by Domini International Social Equity Fund and the respective portfolio securities held by Domini European Social Equity Fund and Domini PacAsia Social Equity Fund, and accordingly it is not necessary for an Acquired Fund to dispose of its portfolio securities to effect the applicable Reorganization. Although the combined Fund is not required to dispose of either Acquired Fund’s portfolio securities following the applicable Reorganization, the portfolio manager of the combined Fund may conclude that some of the holdings of the applicable Acquired Fund are not consistent with the combined Fund’s long-term investment strategy and may dispose of such positions. The disposition of securities following a Reorganization could result in capital gains to the combined Fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold. The disposition of portfolio securities also would result in brokerage expense to the combined Fund.

•

The Reorganization is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is not expected to result in a taxable sale of your Acquired Fund shares.

Therefore, your Fund’s Board of Trustees recommends that you vote FOR the applicable Reorganization.

What are the Federal Income Tax Consequences of Each Reorganization?

As a condition to the closing of each Reorganization, the applicable Acquired Fund and Domini International Social Equity Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of Each Reorganization,” it is expected that neither you nor your Acquired Fund will recognize gain or loss as a direct result of the applicable Reorganization, and that the aggregate tax basis of Domini International Social Equity Fund shares that you receive in the applicable Reorganization will be the same as the aggregate tax basis of the shares that you surrender in that Reorganization. In addition, the holding period of Domini International Social Equity Fund shares you receive in the applicable Reorganization will include the holding period of the shares of your Acquired Fund that you surrender in that Reorganization, provided that you held the shares of your Acquired Fund as capital assets on the date of that Reorganization. However, in accordance with the Domini Funds’ policy that each Domini Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your Acquired Fund will declare and pay a distribution of such income and gains, if any, to its shareholders shortly before the applicable Reorganization. Such distribution may affect the amount, timing, or character of taxable income that you realize in respect of your Acquired Fund shares. As of January 15, 2010, Domini estimates that Domini European Social Equity Fund will distribute an approximate total amount of $377,903 prior to its Reorganization, which would equate to $0.05 and $0.06 per share for its Investor and Class A shares, respectively, and that the Domini PacAsia Social Equity Fund will not have any income or net capital gains to distribute prior to its Reorganization. Domini International Social Equity Fund may distribute income or net capital gains or both to its shareholders shortly before the applicable Reorganization. Additionally, following the applicable Reorganization, Domini International Social Equity Fund will declare and pay to its shareholders a distribution of any income and gains not previously distributed for the taxable year in which the Reorganization occurs in accordance with the Domini Funds’ policy that each Domini Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level). Dividends from net income (excluding capital gains), if any, are typically paid semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December. Those distributions will be reportable to you for tax purposes, even though those distributions may include a portion of Domini International Social Equity Fund’s income and gains that were accrued and/or realized before the Closing Date.

Who Bears the Expenses Associated with Each Reorganization?

The expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, any filings with the SEC and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the applicable Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations.

The Board estimates that these expenses in the aggregate will not exceed $150,000. If both Reorganizations are consummated on the same Closing Date, Domini European Social Equity Fund will bear approximately $78,310 of the Reorganization costs (this and all of the following estimates are based on net assets as of July 31, 2009), Domini PacAsia Social Equity Fund will bear approximately $31,804 of the Reorganization costs, and Domini International Social Equity Fund will bear approximately $39,866 of the Reorganization costs. If only the Domini European Social Equity Fund Reorganization is consummated, Domini European Social Equity Fund will bear approximately $99,382 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $50,618 of the Reorganization costs. If only the Domini PacAsia Social Equity Fund Reorganization is consummated, Domini PacAsia

Social Equity Fund will bear approximately $66,545 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $83,455 of the Reorganization costs.

What Happens if a Reorganization Is Not Approved?

If the required approval of shareholders of your Acquired Fund is not obtained, the meeting may be adjourned with respect to your Acquired Fund as more fully described in this Proxy Statement/Prospectus, and your Acquired Fund will continue to engage in the business as a separate mutual fund and the Board will consider what further action may be appropriate. The consummation of a Reorganization is not contingent on consummation of the other Reorganization.

Who Is Eligible to Vote?

Shareholders of record of your Acquired Fund on January 15, 2010, are entitled to attend and vote at the meeting or any adjourned meeting. For each Reorganization, all shareholders of the applicable Acquired Fund, regardless of the class of shares held, will vote together as a single class with respect to approval of the Agreement and Plan of Reorganization. With respect to the Reorganization of your Acquired Fund, you are entitled to one vote for each dollar of net asset value represented by the shares you own (number of shares owned multiplied by the net asset value per share) in your Acquired Fund. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary and is a part of this Proxy Statement/Prospectus. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section titled “Terms of The Agreement and Plan of Reorganization.”

Each Acquired Fund and Domini International Social Equity Fund are managed by Domini and submanaged by Wellington Management using an investment approach that incorporates Domini’s social and environmental standards. Each Acquired Fund and Domini International Social Equity Fund have identical investment objectives and fundamental investment policies. Each Fund invests in non-U.S. securities. Unlike the Acquired Funds, Domini International Social Equity Fund is not limited to investing in the securities of companies located in a specific geographic region. Domini International Social Equity Fund invests in securities of companies located throughout the world, including securities of companies located both in Europe and in the Asia-Pacific region. Domini European Social Equity Fund focuses on investments in stocks of European companies. Domini PacAsia Social Equity Fund focuses on investments in stocks of companies tied economically to the Asia-Pacific Region. The table below provides a comparison of the three funds. In the table below, if a row extends across the entire table, the policy disclosed applies to each Domini Fund.

Comparison of Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund

	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund
Business	A diversified series of Domini Social Investment Trust, an open-end management investment company organized as a Massachusetts business trust.
Net assets (as of December 31, 2009)	$59,324,429	$22,745,275	$33,865,397
Investment adviser	Domini
Investment submanager	Wellington Management

	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund
Portfolio manager

David J. Elliott, CFA, vice president and director of quantitative portfolio management of Wellington Management, has been a member of the quantitative management group supporting each Fund since 2005, and has served on the portfolio management team responsible for each Fund since May 2009. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Investment objective	Long-term total return.
Primary investments

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments of European companies.

For purposes of this policy, European companies include (1) companies organized or principally traded in a European country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, a European country; and (3) issuers who are European governments and agencies or underlying instrumentalities of European governments. For purposes of this policy, European countries include those countries represented by companies in the MSCI All Country Europe Index. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments of companies tied economically to the Asia-Pacific region.

For purposes of this policy, these companies may include, but are not limited to, (1) companies organized or principally traded in an Asia-Pacific country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, an Asia-Pacific country; and (3) issuers who are Asia-Pacific governments and agencies or underlying instrumentalities of Asia-Pacific governments. For purposes of this policy, Asia-Pacific countries include those countries represented by companies in the MSCI All Country Asia Pacific Index. The Fund will provide shareholders with at least 60 days’ prior notice if it changes this 80% policy.

Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund’s investments will normally be tied economically to at least 10 countries other than the U.S.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments with similar economic characteristics. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy.

Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund

Each Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap companies. Domini defines mid- and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid- to large-cap companies under normal market conditions.

The Fund may invest in securities of both developed and emerging market countries. While the Fund’s submanager expects that most of the securities held by the Fund will be traded in European securities markets (or in equivalent shares such as American Depository Receipts, European Depository Receipts, Global Depository Receipts, or other securities representing underlying shares of foreign companies), some could be traded outside the region.

The Fund may invest in securities of both developed and emerging market countries. While the Fund’s submanager expects that most of the securities held by the Fund will be traded in Asia-Pacific securities markets (or in equivalent shares such as American Depository Receipts, European Depository Receipts, Global Depository Receipts, or other securities representing underlying shares of foreign companies), some could be traded outside the region.

The Fund will primarily invest in securities of developed market countries throughout the world (or in equivalent shares such as American Depository Receipts, European Depository Receipts, Global Depository Receipts, or other securities representing underlying shares of foreign companies) but may invest up to 10% of its assets in emerging-markets countries.

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Investment strategies

As a primary strategy, the investment approach of each Fund incorporates Domini’s social and environmental standards. Each Fund’s investments are selected from a universe of securities that Domini has identified as eligible for investment based on its evaluation against Domini’s social and environmental standards. Domini evaluates a Fund’s potential investments against its social and environmental standards based on the businesses in which they engage, as well as on the quality of their relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. For additional information about the standards Domini uses to evaluate potential investments and the securities held by a Fund, and certain limitations on investments, please see “Socially Responsible Investing.” Domini reserves the right to alter its social and environmental standards or the application of those standards, or to add new standards, at any time without shareholder approval.

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund

Each Fund’s submanager uses a proprietary quantitative model to select investments from among those which Domini has notified the subadviser are eligible for investment. The portfolio construction process seeks to manage risk and ensure that a Fund’s holdings and characteristics are consistent with the Fund’s investment objective. The submanager’s quantitative stock selection process uses multiple factors to determine a security’s attractiveness. The factors can be grouped loosely into “value” and “momentum” categories. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. The quantitative analysis favors stocks that appear to be both inexpensive according to the value factors and well-positioned according to earnings growth and price momentum factors. The weight of each factor and category varies by industry and region. The subadviser will seek to buy the most attractive stocks and sell the least attractive stocks, within reasonable turnover constraints. Portfolio sector weights are managed relative to a Fund’s benchmark; consequently, the Fund may invest a significant percentage of its assets in a single sector if that sector represents a large proportion of the benchmark.

Under normal circumstances, the submanager will seek to remove a security from a Fund’s portfolio within 90 days after receiving a notification from Domini that an investment in such security is not consistent with its social and environmental standards. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

As an additional strategy, each Fund may reserve a portion of its portfolio for various reasons including to invest in companies with strong social or environmental profiles or to support shareholder advocacy initiatives at Domini’s discretion. Such investments are not subject to the submanager’s quantitative model.

Socially Responsible Investing

In the course of pursuing their financial objectives, socially responsible investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring sustainability standards into their investment decisions, investors can encourage greater corporate accountability. The use of social and environmental standards may also help to identify companies that are led by more enlightened management, are focused on the creation of long-term value, and are better able to meet the needs of their stakeholders and of the planet.

Each of the Domini Funds incorporates Domini’s social and environmental standards into its investment process. Domini believes the use of these standards in the investment process helps to more effectively align the financial markets with societal needs, build demand for data on corporate social and environmental performance, and communicate the expectations of socially responsible investors to issuers and the broader investment community. When appropriate, Domini engages in dialogue with the management of companies urging them to address the social and

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund

environmental impacts of their operations. In addition, Domini seeks to vote all company proxies in accordance with Domini’s published guidelines, which cover a wide range of social, environmental, and corporate governance matters.

The Social and Environmental Standards Applied to the Domini Funds

Domini believes that its standards can help identify strong long-term investments, as well as highlight companies and other issuers that enrich society and the environment. Domini seeks to understand each company’s response to what Domini determines to be key social and environmental challenges it faces. Domini evaluates potential investments against its standards based on the businesses in which they engage, as well as on the quality of the company’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers.

Domini believes that certain goods and services are misaligned with its standards. Therefore, Domini will seek to avoid investment in firms that it determines to be sufficiently involved with such goods and services to warrant their exclusion. These goods and services include, but may not be limited to, alcohol, tobacco, gambling, nuclear power, and military weapons.

Domini will often determine that an investment is consistent with its standards even when the issuer’s profile reflects a mixture of positive and negative social and environmental characteristics. Domini recognizes that relationships with key stakeholders are complicated and that even the best of companies often run into problems day to day. Domini’s approach recognizes that a company with a mixed record may still be effectively grappling with the important issues in its industry. The Funds will invest in companies with a combination of controversies and praiseworthy initiatives.

Domini’s standards may also limit a Fund’s investment in certain geographic areas due to prevailing political conditions that Domini believes affect the social and environmental performance of companies in those regions. In addition, Domini’s standards currently prohibit investment by the Funds in U.S. Treasuries, the general obligation securities issued by the U.S. government. While Domini recognizes that these securities support many public goods essential for our society, it has adopted this policy to reflect serious concerns about the risks posed by our country’s nuclear weapons arsenal and continuing large military expenditures.

Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. In addition, in response to business practices in different regions of the world Domini may determine that it is necessary to reinterpret or customize its social and environmental standards for a particular region.

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Domini’s social and environmental standards are designed to reflect many of the standards widely used by socially responsible investors. However, you may find that some Fund holdings do not reflect your social or environmental standards. You may wish to review a list of the holdings in a Fund’s portfolio to decide if they meet your personal standards. To learn how to obtain portfolio holdings information, please refer to “Portfolio Holdings Information.”

Engagement

Each year, the Domini Funds seek to raise issues of social and environmental performance with the management of certain companies through proxy voting, dialogue with management, and by filing shareholder resolutions, where appropriate. In foreign regions including European and Asia-Pacific countries, various barriers, including regulatory systems, geography, and language, may impair a Fund’s ability to use its influence effectively. In particular, due to onerous regulatory barriers, the Domini Funds do not generally expect to file shareholder resolutions outside the United States.

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Domini may, at its discretion, choose to change its social or environmental standards, add additional standards, or modify the application of the standards to a Fund at any time, without shareholder approval. This will impact investments held by a Fund, and may cause certain companies, sectors, industries, or countries to be dropped from or added to a Fund’s portfolio. In addition, Domini reserves the right to vary the application of these standards to a Fund, depending, for example, on such factors as asset class, industry and sector representation, market capitalization, investment style, access to quality data on an issuer’s social or environmental performance, and cultural and political factors that may vary by region or country.

Other investments —

Use of Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s social and environmental standards.

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Use of Options, Futures, and Other Derivatives

Although it is not a principal investment strategy, each Fund may purchase and sell options, enter into futures contracts, currency forwards, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. A Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These techniques, which are incidental to a Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for a Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. The use of all such instruments is subject to Domini’s social and environmental standards.

These techniques are also used to hedge against adverse changes in the market prices of securities, interest rates, or currency exchange rates. Hedging techniques may not always be available to a Fund, and it may not always be feasible for a Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s subadviser expected. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Cash Reserves

Although each of the Funds seek to be fully invested at all times, each keeps a small percentage of its assets in cash or cash equivalents. These reserves provide each Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. Each Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s social and environmental standards.

Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Illiquid Securities

Each Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Temporary Investments

Each Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect a Fund’s performance. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each of the Funds may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, a Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. A Fund may pay finder’s and other fees in connection with securities loans. A Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise valuable rights or sell the security.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

	Classes of Shares, Fees and Expenses
	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund
Portfolio Turnover Rate as of 7/31/2009	98%	88%	85%
Payments to broker-dealers and other financial intermediaries

Each Fund and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

	Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Investor Shares sales charges and fees

Investor Shares of each Domini Fund have the same characteristics and fee structure.

•  Investor shares are offered without a front-end sales charge or contingent deferred sales charge.

•  Investor shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a Domini Fund’s assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

•  Investor shares are subject to a redemption fee of 2.00% of average daily net assets on shares held less than 30 days (as a percentage of amount redeemed).

Class A Shares sales charges and fees

Class A shares of each Domini Fund have the same characteristics and fee structure.

•  You buy Class A shares at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%. You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints). The initial sales charge may be reduced or waived for large purchases and certain types of investors. You do not pay a sales charge on Class A share dividends or distributions that you reinvest in Class A shares. The table below shows the rate of sales charge you pay, depending on the amount of Class A shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares you purchase. Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you at a rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

	Front-End Sales Charge
Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1 million	1.00%	1.01%
$1 million and over	None	None

•  Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a Domini Fund’s assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges. Your Service Organization may receive the distribution fee payable on Class A Shares.

•  You do not pay an initial sales charge when you invest $1 million or more in the Class A shares of a Fund. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase. The Fund’s distributor may pay up to 1.00% to a Service Organization for Class A share purchase amounts of $1 million or more. In such cases, starting in the 13th month after purchase, the Service Organization will also receive the distribution fee of up to 0.25% of the average daily net assets of the Class A Shares of a Fund held by its clients. Prior to the 13th month, the Fund’s distributor will retain the service fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund’s distributor, the Service Organization will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase.

•  Class A Shares are subject to a redemption fee of 2.00% of average daily net assets on shares held less than 30 days (as a percentage of amount redeemed).

Classes of Shares, Fees and Expenses
Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Management fees

For the services Domini and Wellington Management provide to each of the Funds, they receive aggregate fees at the following rates: 1.00% of the first $250 million of net assets managed, 0.94% of the next $250 million of net assets managed, and 0.88% of net assets managed in excess of $500 million.

For the services Domini and Wellington Management provided to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund during the fiscal period November 28, 2008, through July 31, 2009, they received a total of 1.00%, 1.00%, and 1.00%, respectively, of the average daily net assets of each Fund.

For the services Domini and Wellington Management provided during the fiscal period August 1, 2008, through November 27, 2008, to the Domini International Social Equity Fund and the Domini European PacAsia Social Equity Trust, the master trust in which the Fund formerly invested substantially all of its assets, they received a total of 1.00% of the average daily net assets of the Fund.

For the services Domini and Wellington Management provided during the fiscal period August 1, 2008, through November 27, 2008, to the Domini European Social Equity Fund and the Domini European Social Equity Trust, the master trust in which the Fund formerly invested substantially all of its assets, they received a total of 1.00% of the average daily net assets of the Fund.

For the services Domini and Wellington Management provided during the fiscal period August 1, 2008, through November 27, 2008, to the Domini PacAsia Social Equity Fund and the Domini PacAsia Social Equity Trust, the master trust in which the Fund formerly invested substantially all of its assets, they received a total of 1.00% of the average daily net assets of the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the continuance of the Funds’ Management and Submanagement Agreements with Domini and Wellington Management, respectively, is available in the Funds’ Annual Report to shareholders for the fiscal year ended July 31, 2009.

For a comparison of the gross and net expenses of each of the Domini Funds, please see the fee tables in “The Domini Funds’ Fees and Expenses” section starting on page 23.

Classes of Shares, Fees and Expenses
Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Buying shares

You may buy Investor Shares directly from the Funds by mail, online or by telephone. You may buy Class A Shares from any investment firm that has a sales agreement with DSIL, the Domini Funds’ distributor (a Service Organization), or under certain circumstances, directly from the Funds.

You buy or sell shares at the share price. When you buy Class A Shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A Shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

Minimum initial and additional investments

•  The minimum initial investment in each Fund is as follows:

•  $2,500 for regular accounts ($1,500 if using Domini’s Automatic Investment Plan)

•  $1,500 for Retirement Accounts (Automatic Investment Plan also available)

•  $1,500 for UGMA/UTMA Accounts (Automatic Investment Plan also available)

•  $1,500 for Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•  The minimum to buy additional shares of each Fund is as follows:

•  $50 for accounts using our Automatic Investment Plan

•  $100 for all other accounts

•  Each Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

If you purchase through a broker-dealer, financial intermediary, or firm that has entered into an agreement with the Funds’ distributor or affiliates, your transaction may be subject to transaction charges or investment minimums established by that entity. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.

Exchanging shares

You may exchange your shares for shares of the same class of any other available Domini Fund. Each Domini Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

Classes of Shares, Fees and Expenses
Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund
Selling shares

Your shares will be sold at net asset value per share next calculated after a Domini Fund receives your request in good order. If the shares you are selling are subject to a contingent deferred sales charge, it will be deducted from the sale proceeds.

Net asset value

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined as of the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

	Net Asset Value (NAV) =	Total Assets – Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

Comparison of Principal Risks of Investing in the Domini Funds

Each Domini Fund is subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Domini Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. You may lose all or part of your investment in a Fund or your investment may not perform as well as other similar investments. The following is a description of certain risks of investing in each Fund.

Country Risk. Each Fund expects to diversify its investments among various countries throughout the world, including in the European and/or Asia-Pacific regions. Each may hold a large number of securities in a single country. If a Fund concentrates its investments in a particular country, it bears the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance.

Domini European Social Equity Fund invests primarily in equity securities and related investments of companies located in Europe, and may be particularly affected by economic, political, and social conditions in such European countries. Domini PacAsia Social Equity Fund invests primarily in equity securities and related investments of companies tied economically to the Asia-Pacific region, and may be particularly affected by economic, political, and social conditions in such Asia-Pacific countries. In contrast, Domini International Social Equity Fund may invest in companies located in Europe, the Asia-Pacific region, and throughout the rest of the world, and, accordingly, may be affected by economic, political, and social conditions in countries located throughout the world.

Currency Risk. The share price of each Fund is denominated in U.S. dollars. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of a Fund’s investments. A Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar.

Emerging Markets Risk. Each Fund may hold companies that are tied economically to emerging-market countries including those in Central and Eastern Europe and/or in the Asia-Pacific region. The securities markets in these and other emerging countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, may have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more-developed countries. Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody, and substantial economic and political disruptions. These risks are not normally associated with investments in more-developed countries.

Domini European Social Equity Fund may invest without limit in securities that are tied economically to emerging market countries located in Europe. Domini PacAsia Social Equity Fund may invest without limit in securities that are tied economically to emerging market countries located in the Asia-Pacific region. In contrast, Domini International Social Equity Fund may invest up to 10% of its assets in securities that are tied economically to emerging market countries located throughout the world.

Foreign Investing Risk. Each Fund’s investments in securities of companies tied economically to a foreign country or foreign regions may represent a greater degree of risk than investment in U.S. securities due to political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, and political or financial instability. Additionally, there is risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Geographic Concentration Risk. The Domini European Social Equity Fund and Domini PacAsia Social Equity Fund will be largely invested in companies based in Europe or the Asia-Pacific region, as applicable. Market changes or other factors affecting these regions, including political instability and unpredictable economic conditions, could have a significant impact on each Fund due to its regional concentration. Domini International Social Equity Fund may invest in companies located throughout the world; however, to the extent the Fund invests significantly in companies located in a particular geographic region, it will be subject to market changes or other factors affecting that region.

Information Risk. To evaluate an issuer’s social and environmental performance and/or certain industries, markets, sectors, or regions, Domini generally relies on information that is provided by third parties or is self-reported by issuers. Therefore, there is a risk in certain circumstances (e.g., Asia-Pacific and emerging-market regions) that sufficient information may not be readily available, complete, or accurate, or may be biased. This may affect the way Domini’s standards are applied in a particular situation. In certain circumstances, this may also lead Domini to avoid certain issuers, markets, industries, sectors, or regions.

Market Risk. The market prices of Fund securities may go up or down due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the markets, or adverse investor sentiment. When market prices fall, the value of your investment will go down. The recent financial crisis caused a significant decline in the value and liquidity of many securities. To the extent that a Fund concentrates more of its investments in a particular sector of a market, the Fund will be more susceptible to any economic, social, or political factor affecting that sector.

Mid- to Large-Cap Companies Risk. Under normal circumstances, each Fund will invest primarily in mid-cap to large-cap U.S. companies. Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of each shareholder’s investment will be affected by these market trends. Each Fund reserves the right to invest in companies of any capitalization, including small-cap companies that are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.

Sector Concentration Risk. Each Fund may hold a large percentage of securities in a single sector (e.g., financials). If a Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector.

Socially Responsible Investing Risk. Each Fund seeks to make sustainable investments that are consistent with Domini’s social and environmental standards. It may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. In general, the application of Domini’s social and environmental standards will affect each Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

Style Risk. Wellington Management, each Fund’s submanager, seeks to identify stocks it believes are both undervalued by the market and favorably positioned according to earnings growth and price momentum with its proprietary quantitative stock selection approach. There is a risk that this approach may fail to produce the intended results: for example, if stocks remain undervalued during a given period, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Domini Funds’ Fees and Expenses

Shareholders of each Domini Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Domini Fund. The expenses in the tables appearing below are based on the expenses of each Domini Fund and the combined Fund for the twelve-month period ended July 31, 2009. Future expenses for all share classes may be greater or less.

Because both Domini European Social Equity Fund and Domini PacAsia Social Equity Fund may reorganize with Domini International Social Equity Fund, the pro forma columns represent the three possibilities that may result from the vote of shareholders: (1) shareholders approve both the Domini European Social Equity Fund Reorganization and the Domini PacAsia Social Equity Fund Reorganization; (2) shareholders approve the Domini European Social Equity Fund Reorganization but do not approve the Domini PacAsia Social Equity Fund Reorganization; or (3) shareholders approve the Domini PacAsia Social Equity Fund Reorganization but do not approve the Domini European Social Equity Fund Reorganization.

	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Domini International Social Equity Fund (pro forma combined)	Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini European Social Equity Fund)	Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini PacAsia Social Equity Fund)
Shareholder transaction fees (paid directly from your investment)	Investor Shares	Investor Shares	Investor Shares	Investor Shares	Investor Shares	Investor Shares
Maximum sales charge (load) when you buy shares as a percentage of offering price	None	None	None	None	None	None
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini International Social Equity Fund		Domini International Social Equity Fund (pro forma combined)		Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini European Social Equity Fund)		Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini PacAsia Social Equity Fund)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fee	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	0.75%		1.35%		1.38%		0.50%		0.55%		0.93%
Total Annual Fund Operating Expenses	2.00%		2.60%		2.63%		1.75%		1.80%		2.18%
Fee Waivers and Expense Reimbursements	(0.40	)%(1)	(1.00	)%(1)	(1.03	)%(1)	(0.15	)%(2)	(0.20	)%(2)	(0.58	)%(2)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.60	%(1)	1.60	%(1)	1.60	%(1)	1.60	%(2)	1.60	%(2)	1.60	%(2)
Shareholder transaction fees (paid directly from your investment)	Class A Shares		Class A Shares		Class A Shares		Class A Shares		Class A Shares		Class A Shares
Maximum sales charge (load) when you buy shares as a percentage of offering price	4.75%		4.75%		4.75%		4.75%		4.75%		4.75%
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fee	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	2.60%		7.26%		5.61%		1.64%		1.66%		3.42%
Total Annual Fund Operating Expenses	3.85%		8.51%		6.86%		2.89%		2.91%		4.67%
Fee Waivers and Expense Reimbursements	(2.28	)%(1)	(6.94	)%(1)	(5.29	)%(1)	(1.32	)%(2)	(1.34	)%(2)	(3.10	)%(2)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.57	%(1)	1.57	%(1)	1.57	%(1)	1.57	%(2)	1.57	%(2)	1.57	%(2)

(1)	Domini has contractually agreed to waive certain fees and/or reimburse certain expenses such that Investor Shares and Class A Shares expenses will not exceed 1.60% and 1.57%, respectively. The agreement expires on November 30, 2010, absent an earlier modification by the Fund’s Board.
(2)	Assuming the Reorganization occurs, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses such that Investor Shares and Class A Shares expenses will not exceed 1.60% and 1.57%, respectively, for one year from the Closing Date of the Reorganization, absent an earlier modification by the Fund’s Board. There can be no assurance that Domini will extend these expense limitations beyond such time.

EXAMPLE

This example helps you compare the cost of investing in each Domini Fund. It assumes that you invest $10,000 in each Domini Fund for the time periods shown, your investment has a 5% return each year, and each Domini Fund’s operating expenses remain the same. The example is for comparison purposes only and is not a representation of any fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Domini International Social Equity Fund (pro forma combined)	Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini European Social Equity Fund)	Domini International Social Equity Fund (pro forma combined, assuming reorganization of only Domini PacAsia Social Equity Fund)
Investor Shares — whether or not shares are redeemed at end of period
Year 1	$163	$163	$163	$163	$163	$163
Year 3	$589	$713	$720	$536	$547	$626
Year 5	$1,041	$1,291	$1,303	$935	$956	$1,116
Year 10	$2,295	$2,860	$2,887	$2,050	$2,100	$2,468
Class A Shares — whether or not shares are redeemed at end of period
Year 1	$627	$627	$627	$627	$627	$627
Year 3	$1,394	$2,246	$1,954	$1,209	$1,166	$1,550
Year 5	$2,180	$3,752	$3,231	$1,815	$1,729	$2,480
Year 10	$4,223	$7,080	$6,224	$3,446	$3,258	$4,830

Comparison of each Domini Fund’s Performance

The bar charts show the year-by-year performance of each Domini Fund’s Investor Shares since the Fund’s inception. Class A Shares of each Domini Fund will have different performance from that shown in the bar charts below. The tables show average annual total return (before and after sales taxes) for each Domini Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. Updated information on each Domini Fund’s investment results can be obtained by visiting www.domini.com or by calling 1-800-582-6757.

Domini European Social Equity Fund’s Annual Returns — Investor Shares*

(Years ended December 31)

*	During the period shown in the bar chart, Domini European Social Equity Fund’s highest quarterly return was 26.80% for the quarter ended June 30, 2009, and the lowest quarterly return was -26.58% for the quarter ended December 31, 2008. For the period from January 1, 2009, to December 31, 2009, Domini European Social Equity Fund’s return was 35.97%.

Domini PacAsia Social Equity Fund’s Annual Returns — Investor Shares*

(Years ended December 31)

*	During the period shown in the bar chart, Domini PacAsia Social Equity Fund’s highest quarterly return was 30.11% for the quarter ended June 30, 2009, and the lowest quarterly return was -19.52% for the quarter ended September 30, 2008. For the period from January 1, 2009, to December 31, 2009, Domini PacAsia Social Equity Fund’s return was 32.26%.

Domini International Social Equity Fund’s Annual Returns —

Investor Shares*, **

(Years ended December 31)

*	During the period shown in the bar chart, Domini International Social Equity Fund’s highest quarterly return was 27.64% for the quarter ended June 30, 2009, and the lowest quarterly return was -23.40% for the quarter ended December 31, 2008. For the period from January 1, 2009, to December 31, 2009, Domini International Social Equity Fund’s return was 28.68%.
**	Prior to November 27, 2009, Domini International Social Equity Fund was known as Domini European PacAsia Social Equity Fund, and invested primarily in stocks of European and Asia-Pacific companies.

Average Annual Total Returns(1)

(for periods ended December 31, 2009)

Average annual total returns for periods ended December 31, 2009 (with maximum sales charge)
Domini European Social Equity Fund	1 Year	Since Inception (10/03/05)
Investor Shares:
Return before taxes	35.97%	1.15%
Return after taxes on distributions(2)	35.93%	0.48%
Return after taxes on distributions and sale of shares(2)	24.20%	1.27%
Class A shares return before taxes(6)	29.65%	0.00%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)(3)	36.81%	3.59%

Domini PacAsia Social Equity Fund	1 Year	Since Inception (12/27/06)
Investor Shares:
Return before taxes	32.26%	-6.60%
Return after taxes on distributions(2)	32.11%	-6.77%
Return after taxes on distributions and sale of shares(2)	21.61%	-5.47%
Class A shares return before taxes(6)	26.12%	-8.10%
MSCI AC Asia Pacific Index (reflects no deduction for fees, expenses, or taxes)(4)	37.86%	-2.25%

Domini International Social Equity Fund	1 Year	Since Inception (12/27/06)
Investor Shares:
Return before taxes	28.68%	-11.12%
Return after taxes on distributions(2)	28.24%	-11.27%
Return after taxes on distributions and sale of shares(2)	19.26%	-9.04%
Class A shares return before taxes(6)	22.86%	-12.54%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)(5)	32.46%	-5.22%

(1)	The table assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions. The table reflects sales charges applicable to the class.
(2)

After-tax returns are shown only for Investor Shares; after-tax returns for Class A shares will vary. After-tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant to investors who hold their

Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).
(3)

The Morgan Stanley Capital International All Country Europe Index (MSCI Europe) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market in Europe.

(4)

The Morgan Stanley Capital International All Country Asia Pacific Index (MSCI AC Asia Pacific) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets in the Asia-Pacific region.

(5)

The Morgan Stanley Capital International Europe Australasia Index (MSCI EAFE) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(6)

Class A shares commenced operations on 11/28/08. The returns presented in the table for periods prior to the inception of Class A shares reflect the performance of Investor shares. Class A shares results have not been adjusted to take into account the lower expenses applicable to Class A shares, but have been adjusted to reflect a deduction for the maximum sales charge.

CAPITALIZATION

The following tables set forth the capitalization of each Domini Fund as of July 31, 2009, and the pro forma combined capitalization of the combined Fund as each Reorganization had occurred on that date. If a Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Domini Funds between July 31, 2009, and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Domini Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Domini Funds during the same period.

Because both Domini European Social Equity Fund and Domini PacAsia Social Equity Fund may reorganize with Domini International Social Equity Fund, the following pro forma combined capitalization tables show the three possibilities that may result from the vote of shareholders: (1) shareholders approve both the Domini European Social Equity Fund Reorganization and the Domini PacAsia Social Equity Fund Reorganization; (2) shareholders approve the Domini European Social Equity Fund Reorganization but do not approve the Domini PacAsia Social Equity Fund Reorganization; or (3) shareholders approve the Domini PacAsia Social Equity Fund Reorganization but do not approve the Domini European Social Equity Fund Reorganization.

It is impossible to predict how many shares of Domini International Social Equity Fund actually will be received and distributed by your Fund on the Closing Date. The table should not be relied upon to determine the amount of Domini International Social Equity Fund shares that will actually be received and distributed.

Pro Forma Capitalization Assuming Reorganization of Both Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund

	Domini European Social Equity Fund (Acquired Fund) (July 31, 2009)	Domini PacAsia Social Equity Fund (Acquired Fund) (July 31, 2009)	Domini International Social Equity Fund (Acquiring Fund) (July 31, 2009)	Domini International Social Equity Fund Pro Forma Adjustments(1) (July 31, 2009)	Pro Forma Domini International Social Equity Fund (July 31, 2009)
Net Assets
Investor Shares	$51,579,713	$21,196,850	$26,714,652	$(145,499)	$99,345,716
Class A Shares	$1,963,429	$548,833	$556,748	$(4,501)	$3,064,509
Total Net Assets	$53,543,142	$21,745,683	$27,271,400	$(150,000)	$102,410,225
Net Asset Value Per Share
Investor Shares	$7.39	$7.38	$6.05	—	$6.05
Class A Shares	$7.40	$7.38	$6.30	—	$6.30
Shares Outstanding
Investor Shares	6,975,187	$2,870,514	4,417,551	2,157,528	16,420,780
Class A Shares	265,243	74,329	88,433	58,425	486,430

(1)

The pro forma data reflects adjustments to account for the combined expenses of the Reorganizations borne by the Domini Funds. The expenses of the Reorganizations borne by the Domini Funds are estimated in the aggregate to be $150,000. $78,310 is expected to be borne by Domini European Social Equity Fund (based on net assets as of July 31, 2009), of which $75,960 is expected to be borne by Investor shares and $2,350 is expected to be borne by Class A shares, respectively. $31,804 is expected to be borne by Domini PacAsia Social Equity Fund (based on net assets as of July 31, 2009), of which $30,850 is expected to be borne by Investor shares and $954 is expected to be borne by Class A shares, respectively. $39,886 is expected to be borne by Domini International Social Equity Fund (based on net assets as of July 31, 2009), of which $38,689 is expected to be borne by Investor shares and $1,197 is expected to be borne by Class A shares, respectively.

Pro Forma Capitalization Assuming Reorganization of only Domini European Social Equity Fund into Domini International Social Equity Fund

	Domini European Social Equity Fund (Acquired Fund) (July 31, 2009)	Domini International Social Equity Fund (Acquiring Fund) (July 31, 2009)	Domini International Social Equity Fund Pro Forma Adjustments(1) (July 31, 2009)	Pro Forma Domini International Social Equity Fund (July 31, 2009)
Net Assets
Investor Shares	$51,579,713	$26,714,652	$(145,499)	$78,148,866
Class A Shares	$1,963,429	$556,748	$(4,501)	$2,515,676
Total Net Assets	$53,543,142	$27,271,400	$(150,000)	$80,664,542
Net Asset Value Per Share
Investor Shares	$7.39	$6.05	—	$6.05
Class A Shares	$7.40	$6.30	—	$6.30
Shares Outstanding
Investor Shares	6,975,187	4,417,551	1,524,430	12,917,168
Class A Shares	265,243	88,433	45,638	399,314

(1)

The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Domini Funds. The expenses of the Reorganization borne by the Domini Funds are estimated in the aggregate to be $150,000. $99,382 is expected to be borne by Domini European Social Equity Fund (based on net assets as of July 31, 2009), of which $96,401 is expected to be borne by Investor Shares and $2,981 is expected to be borne by Class A Shares, respectively. $50,618 is expected to be borne by Domini International Social Equity Fund (based on net assets as of July 31, 2009), of which $49,099 is expected to be borne by Investor shares and $1,519 is expected to be borne by Class A shares, respectively.

Pro Forma Capitalization Assuming Reorganization of only Domini PacAsia Social Equity Fund into Domini International Social Equity Fund

	Domini PacAsia Social Equity Fund (Acquired Fund) (July 31, 2009)	Domini International Social Equity Fund (Acquiring Fund) (July 31, 2009)	Domini International Social Equity Fund Pro Forma Adjustments(1) (July 31, 2009)	Pro Forma Domini International Social Equity Fund (July 31, 2009)
Net Assets
Investor Shares	$21,196,850	$26,714,652	$(145,499)	$47,766,033
Class A Shares	$548,833	$553,748	$(4,501)	$1,101,080
Total Net Assets	$21,745,683	$27,271,400	$(150,000)	$48,867,083
Net Asset Value Per Share
Investor Shares	$7.38	$6.05	—	$6.05
Class A Shares	$7.38	$6.30	—	$6.30
Shares Outstanding
Investor Shares	2,870,514	4,417,551	607,142	7,895,207
Class A Shares	74,329	88,433	12,013	174,775

(1)

The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Domini Funds. The expenses of the Reorganization borne by the Domini Funds are estimated in the aggregate to be $150,000. $66,545 is expected to be borne by Domini PacAsia Social Equity Fund (based on net assets as of July 31, 2009), of which $64,549 is expected to be borne by Investor shares and $1,996 is expected to be borne by Class A shares, respectively. $83,455 is expected to be borne by Domini International Social Equity Fund (based on net assets as of July 31, 2009), of which $80,951 is expected to be borne by Investor shares and $2,504 is expected to be borne by Class A shares, respectively.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur on or about March 19, 2010, but may occur on such later date as each Acquired Fund and the Domini International Social Equity Fund may agree in writing.

•

Each Acquired Fund will transfer all of its assets to Domini International Social Equity Fund, and Domini International Social Equity Fund will assume all of the Acquired Fund’s liabilities. The net asset value of each Domini Fund will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•

Domini International Social Equity Fund will issue Investor shares to each Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund’s Investor shares. As part of the liquidation of each Acquired Fund, these shares will immediately be distributed to shareholders of record holding Investor shares of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, shareholders holding Investor shares of each Acquired Fund will end up holding Investor shares of Domini International Social Equity Fund.

•

Domini International Social Equity Fund will issue Class A shares to each Acquired Fund in amounts equal to the aggregate net asset value of each Acquired Fund’s Class A shares. As part of the liquidation of each Acquired Fund, these shares will immediately be distributed to shareholders of record holding Class A shares of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, shareholders holding Class A shares of each Acquired Fund will end up holding Class A shares of Domini International Social Equity Fund.

•	The consummation of a Reorganization is not contingent on consummation of the other Reorganization.

Reasons for each Proposed Reorganization

The Board of Trustees believes that each proposed Reorganization will be advantageous to the shareholders of the applicable Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the Reorganizations.

First, the Board considered that each Reorganization would enhance the potential for the combined Fund to achieve growth in assets. The Board noted that the combined Fund may be better positioned to attract assets than each Acquired Fund and that the larger size of the combined Fund will offer the potential for greater economies of scale by enabling the Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are reduced in total and shared over a larger asset base.

Second, the Board considered that each Acquired Fund and Domini International Social Equity Fund are managed by Domini and submanaged by Wellington Management using an investment approach that incorporates Domini’s social and environmental standards.

Third, the Board considered that each Fund has identical investment objectives and fundamental investment policies, and that each Fund invests in non-U.S. securities. The Board noted that, unlike the Acquired Funds, Domini International Social Equity Fund is not limited to investing in the securities of companies located in a specific geographic region. Domini International Social Equity Fund invests in securities of companies located throughout the world, including securities of companies located both in Europe and in the Asia-Pacific region, the regions in which Domini European Social Equity Fund and Domini PacAsia Social Equity Fund focus their respective investments.

Fourth, the Board considered that the pro forma gross expense ratios are expected to be the same or lower for each class of shares of the combined Fund as compared to the same classes of each Acquired Fund.

Fifth, the Board considered that the pro forma net expense ratios will be the same for each class of shares of the combined Fund as compared to the same classes of each Acquired Fund. Domini has contractually agreed to waive fees and reimburse expenses in order to limit the combined Fund’s ordinary operating expenses to 1.60% and 1.57% of the average daily net assets attributable to Investor shares and Class A shares, respectively. Assuming shareholders of an Acquired Fund approve the Reorganization of that Fund, these expense limitations will be in effect for the combined Fund for one year from the Closing Date of the Reorganization. There can be no assurance that Domini will extend the expense limits beyond such time.

Sixth, the Board considered that the management fee schedule for each Acquired Fund and Domini International Social Equity Fund is the same (1.00% of the first $250 million of net assets managed; 0.94% of the next $250 million of net assets managed; and 0.88% of net assets managed in excess of $500 million), and therefore there will be no increase in management fees (as a percentage of average daily net assets) as a result of a Reorganization.

Seventh, the Board compared the performance of each Domini Fund for the one-year periods ended December 31, 2007, and December 31, 2008, and for the period from January 1, 2009, through September 30, 2009. Domini PacAsia Social Equity Fund performed moderately better than Domini International Social Equity Fund for the one-year periods ended December 31, 2007, and December 31, 2008. Domini International Social Equity Fund performed slightly better than Domini European Social Equity Fund for the one year periods ended December 31, 2007 and 2008. For period from January 1, 2009, through September 30, 2009, the Domini European Social Equity Fund and the Domini PacAsia Social Equity Fund performed slightly better than the Domini International Social Equity Fund.

Eighth, the Board considered that the expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, any filings with the SEC and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) would be allocated among the Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization, and that if both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations would be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations.

Ninth, the Board considered that the Domini Funds’ investment adviser and principal distributor would benefit from each Reorganization. For example, Domini might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. Each Reorganization could permit a more effective distribution of the shares of a single fund rather than of multiple funds with similar objectives. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of three. The Board believes each Reorganization could result in a decrease in the combined Fund’s gross expenses and a corresponding decrease in fees waived under a contractual expense limit arrangement with respect to the combined Fund.

Tenth, the Board also considered that each Reorganization presents an excellent opportunity for the shareholders of the applicable Acquired Fund to become investors in a combined Fund that has a larger asset size than any of the three Domini Funds alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity may provide an economic benefit to each Acquired Fund and its shareholders, for the reasons discussed above.

BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees, including the Independent Trustees, approved each Reorganization. In particular, the Board of Trustees determined that each Reorganization is in the best interests of the applicable Acquired Fund and Domini International Social Equity Fund and that the interests of each Acquired Fund’s shareholders and Domini International Social Equity Fund’s shareholders would not be diluted as a result of the applicable Reorganization.

The Board of Trustees recommends that shareholders of each Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

OTHER IMPORTANT INFORMATION

CONCERNING THE REORGANIZATIONS

Portfolio Securities

If a Reorganization is effected, management will analyze and evaluate the portfolio securities of the applicable Acquired Fund being transferred to Domini International Social Equity Fund. Consistent with Domini International Social Equity Fund’s investment objective and policies, any restrictions imposed by the Internal Revenue Code and in the best interests of each of Domini International Social Equity Fund’s shareholders (including former shareholders of the applicable Acquired Fund), management will influence the extent and duration to which the portfolio securities of the applicable Acquired Fund will be maintained by Domini International Social Equity Fund. It is possible that, although it is not necessary for an Acquired Fund to dispose of portfolio securities in order to effect the applicable Reorganization, the portfolio manager of the combined Fund may conclude that some of the holdings of the applicable Acquired Fund are not consistent with the combined Fund’s long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the applicable Acquired Fund following the applicable Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also would result in brokerage expense to the combined Fund.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years to offset capital gains realized in those years. Capital loss carryforwards that are not used within the eight taxable year period will expire and will no longer be available to offset capital gains. Each of the Acquired Funds and Domini International Social Equity Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below.

As of July 31, 2009, each Fund had the following unused capital loss carryforwards:

Fund	Expiring in 2015	Expiring in 2016	Expiring in 2017	Total
Domini European Social Equity Fund	—	$687,583	$17,035,840	$17,723,423
Domini PacAsia Social Equity Fund	—	$168,510	$4,319,907	$4,488,417
Domini International Social Equity Fund	$17,025	$444,931	$3,334,492	$3,796,448

The Domini European Social Equity Fund Reorganization may result in limitations on Domini International Social Equity Fund’s ability, in the post-Reorganization period, to use carryforwards of its own net capital losses (including a portion of any carryforward generated in its tax year that includes the applicable Reorganization) and potentially on Domini International Social Equity Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets held immediately prior to the Reorganization. Those limitations, imposed by Section 382 of the Code, will be imposed on an annual basis and are expected to apply because the shareholders of Domini International Social Equity Fund will own less than 50% of Domini International Social Equity Fund’s shares immediately after the applicable Reorganization. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation on the use of those carryforwards for periods following the Domini European Social Equity Fund Reorganization generally will equal the product of the net asset value of Domini International Social Equity Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service, in effect at the time of the Reorganization.

The Domini PacAsia Social Equity Fund Reorganization may result in limitations on Domini International Social Equity Fund’s ability, in the post-Reorganization period, to use capital loss carryforwards of Domini PacAsia Social Equity Fund (including carryforwards generated in the tax year of Domini PacAsia Social Equity Fund ending on the date of the applicable Reorganization) and potentially on Domini International Social Equity Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired. Those limitations, imposed by Section 382 of the Code, will be imposed on an annual basis and are expected to apply because the shareholders of Domini PacAsia Social Equity Fund will own less than 50% of Domini International Social Equity Fund’s shares immediately after the applicable Reorganization. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation on the use of those carryforwards for periods following the Domini PacAsia Social Equity Fund Reorganization generally will equal the product of the net asset value of Domini PacAsia Social Equity Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service, in effect at the time of the Domini PacAsia Social Equity Fund Reorganization.

As a result of the Reorganizations, such carryforwards and, potentially, losses will benefit the shareholders of the combined Fund, rather than only the shareholders of the Fund that incurred them. In addition, if a Reorganization closes on a date other than the applicable Acquired Fund’s regular year end, it will cause carryovers of that Acquired Fund’s losses to expire earlier than the time they otherwise would have expired.

If an Acquired Fund or Domini International Social Equity Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of that Acquired Fund or of Domini International Social Equity Fund, respectively) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the applicable Reorganization.

The rules described in this section may cause a significant percentage of the Funds’ tax capital loss carryforwards to expire unutilized. By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if the applicable Reorganization did not occur.

Since the Reorganizations are not expected to close until March 19, 2010, the capital loss carryforwards and the limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Domini Funds to use these losses to offset gains (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur on or about March 19, 2010, but may occur on such later date as the parties may agree in writing.

•

Each Acquired Fund will transfer all of its assets to Domini International Social Equity Fund, and Domini International Social Equity Fund will assume all of the Acquired Fund’s liabilities. The net asset value of each Domini Fund will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•

Domini International Social Equity Fund will issue Investor shares to each Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund’s Investor shares. Domini International Social Equity Fund will issue Class A shares to each Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund’s Class A shares.

•

Shareholders of each Acquired Fund will receive Investor and Class A shares of Domini International Social Equity Fund in proportion to the relative net asset value of their Investor and Class A shareholdings of the Acquired Fund, respectively, on the Closing Date. Therefore, on the Closing Date, you will hold shares of each class of Domini International Social Equity Fund with the same aggregate net asset value as your holdings of that class of shares of your Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each Domini Fund will be determined using the Fund’s valuation policies and procedures. Each Fund’s valuation policies and procedures are identical.

•

No sales load, commission, redemption fee, or other transactional fee will be charged as a result of a Reorganization. After the applicable Reorganization, any contingent deferred sales charge that applied to your Class A shares (if applicable) at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charges, the holding periods applicable to certain purchases of Class A shares will be included in the holding period of the shares of Domini International Social Equity Fund you receive as a result of the applicable Reorganization.

•

Neither Reorganization generally will result in income, gain, or loss being recognized for federal income tax purposes by any Domini Fund or its shareholders, except as set forth below under the heading “Tax Status of Each Reorganization.” A Reorganization will not take place unless each Domini Fund involved in the applicable Reorganization receives an opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Domini Funds, as further described below under the heading “Tax Status of Each Reorganization.”

Agreement and Plan of Reorganization

Shareholders of each Acquired Fund are being asked to approve the Agreement and Plan of Reorganization with respect to the applicable Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your Acquired Fund’s shares and will evidence ownership of Domini International Social Equity Fund shares. Domini International Social Equity Fund will not issue share certificates in the Reorganizations.

Conditions to Closing Each Reorganization. The obligation of each Acquired Fund to consummate the applicable Reorganization is subject to the satisfaction of certain conditions, including the performance by Domini International Social Equity Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of Domini International Social Equity Fund to consummate a Reorganization is subject to the satisfaction of certain conditions, including the applicable Acquired Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from the applicable Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

The consummation of a Reorganization is not contingent on consummation of the other Reorganization.

The obligations of each Acquired Fund and Domini International Social Equity Fund are subject to approval of the Agreement and Plan of Reorganization with respect to the applicable Reorganization by the necessary vote of the outstanding shares of the applicable Acquired Fund in accordance with the provisions of the Domini Funds’ declaration of trust and by-laws. The Domini Funds’ obligations with respect to a Reorganization are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).

Termination of Agreement and Plan of Reorganization. The Board of Trustees may terminate the Agreement and Plan of Reorganization with respect to a Reorganization (even if the shareholders of the applicable Acquired Fund have already approved it) at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable Fund. As noted above, the consummation of a Reorganization is not contingent on consummation of the other Reorganization.

Expenses of the Reorganizations. The expenses incurred in connection with each Reorganization (including, but not limited to, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, any filings with the SEC and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations.

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the applicable Domini Fund of an opinion from Bingham McCutchen LLP, counsel to the Domini Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer of all of the applicable Acquired Fund’s assets to Domini International Social Equity Fund in exchange solely for the issuance of Domini International Social Equity Fund shares and the assumption of the applicable Acquired Fund’s liabilities by Domini International Social Equity Fund, followed by the distribution of the Domini International Social Equity Fund shares in complete liquidation of the applicable Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of Domini International Social Equity Fund and the applicable Acquired Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the applicable Acquired Fund upon (1) the transfer of all of its assets to Domini International Social Equity Fund as described above or (2) the distribution by the applicable Acquired Fund of the Domini International Social Equity Fund shares to the applicable Acquired Fund’s shareholders in complete liquidation of the applicable Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the applicable Acquired Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

•

The tax basis of the assets of the applicable Acquired Fund in the hands of Domini International Social Equity Fund will be the same as the tax basis of those assets in the hands of the applicable Acquired Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the applicable Acquired Fund on the transfer;

•

The holding period of each asset of the applicable Acquired Fund in the hands of Domini International Social Equity Fund, other than assets with respect to which gain or loss is required to be recognized in the transfer, will include the applicable Acquired Fund’s holding period for that asset (except where investment activities of Domini International Social Equity Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by Domini International Social Equity Fund upon its receipt of the applicable Acquired Fund’s assets solely in exchange for shares of Domini International Social Equity Fund and the assumption of the applicable Acquired Fund’s liabilities;

•

No gain or loss will be recognized by the applicable Acquired Fund’s shareholders upon the exchange of the applicable Acquired Fund shares for shares of Domini International Social Equity Fund as part of the Reorganization;

•

The aggregate tax basis of Domini International Social Equity Fund shares received by the applicable Acquired Fund shareholders in the applicable Reorganization will be the same as the aggregate tax basis of the shares of the applicable Acquired Fund surrendered in exchange therefor; and

•

The holding period of Domini International Social Equity Fund shares received by each Acquired Fund shareholder will include the holding period of the shares of the applicable Acquired Fund that were surrendered in exchange, provided that the shareholder held the applicable Acquired Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Domini Social Investment Trust, on behalf of the applicable Acquired Fund and Domini International Social Equity Fund. The condition that each Domini Fund receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to each Reorganization, the applicable Acquired Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the applicable Acquired Fund’s shareholders all of the applicable Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deductions for dividends paid), all of its net tax-exempt income, and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after deduction for any available capital loss carryover). Such dividend may result in taxable income to you. Domini International Social Equity Fund may distribute income or net capital gains or both to its shareholders shortly before the applicable Reorganization. Additionally, following the applicable Reorganization, Domini International Social Equity Fund will declare and pay to its shareholders a distribution of any income and gains not previously distributed for the taxable year in which the Reorganization occurs. Those distributions will be reportable to you for tax purposes, even though those distributions may include a portion of Domini International Social Equity Fund’s income and gains that were accrued and/or realized before the Closing Date. The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local, or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

With respect to each Reorganization, the Agreement and Plan of Reorganization is subject to approval by the shareholders of the applicable Acquired Fund. With respect to the applicable Reorganization of your Acquired Fund, you are entitled to one vote for each dollar of net asset value represented by the shares you own (number of shares owned multiplied by the net asset value per share) in your Acquired Fund. A quorum is required to conduct business at the meeting with respect to each Reorganization. Holders of a majority of the voting power of the shares of an Acquired Fund outstanding on the Record Date entitled to cast votes at the meeting with respect to the Reorganization of that Acquired Fund constitutes a quorum with respect to that Reorganization. Since the proposal to reorganize an Acquired Fund must be approved by “a majority of the outstanding voting securities,” as defined under the 1940 Act, of that Acquired Fund, at least 50% of the voting power of the outstanding shares of that Acquired Fund must have submitted votes to approve the proposal to reorganize that Acquired Fund. For this purpose, a “majority of the voting power of the outstanding shares of an Acquired Fund” means the affirmative vote of the lesser of:

(1)	67% or more of the voting power of the shares of the Acquired Fund present at the meeting, if more than 50% of the voting power of the outstanding shares of the Acquired Fund entitled to vote are present or represented by proxy, or

(2)	more than 50% of the voting power of the outstanding shares of the Acquired Fund.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and effectively result in a vote “against” the proposal.

Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

If the required approval of shareholders of an Acquired Fund is not obtained with respect to the Reorganization of that Acquired Fund, the meeting may be adjourned as to that Acquired Fund as more fully described in this Proxy Statement/Prospectus, and that Acquired Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

ADDITIONAL INFORMATION ABOUT THE DOMINI FUNDS

Investment Adviser

Domini, 532 Broadway, 9th Floor, New York, NY 10012, has been managing money since November 1997. As of September 30, 2009, Domini managed more than $927 million in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Funds with investment supervisory services, overall operational support, and administrative services.

For each Fund, Domini sets the social and environmental standards and determines which securities are eligible for investment. Domini also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.

Domini’s social and environmental research is conducted by a team of analysts led by Steven Lydenberg, CFA. Mr. Lydenberg has been the chief investment officer of Domini since 2003 and vice president of the Domini Funds since 1990. As chief investment officer, Mr. Lydenberg is primarily responsible for investment eligibility determinations, the development and oversight of Domini’s social and environmental standards.

Mr. Lydenberg has been active in corporate social research since 1975. Mr. Lydenberg was a founder of KLD Research & Analytics, Inc., served as its research director from 1990 to 2001, and served on KLD’s Domini 400 Social IndexSM Committee through March 31, 2005. From 1987 to 1989, he was an associate with Franklin Research and Development Corporation (now known as Trillium Asset Management). For 12 years he worked with the Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from Columbia College and an M.F.A. in theater arts from Cornell University, and holds the Chartered Financial Analyst designation.

The Domini standards committee may be convened as necessary for interpretation of Domini’s social and environmental standards. The standards committee currently includes Amy Domini, chief executive officer, and Steven Lydenberg, chief investment officer, and may include other Domini employees.

Investment Submanager

Domini, subject to the supervision of the Board of Trustees of the Funds, acts as a “manager of managers,” and oversees the Funds’ day-to-day operations and manages the investments of each Fund. Domini may delegate to a submanager the responsibility for day-to-day management of the investments of each Fund, subject to Domini’s oversight. Domini also recommends the appointment of additional or replacement submanagers to the Funds’ Trustees. In the future, the Funds and Domini may request exemptive relief from the SEC or otherwise comply with the 1940 Act, and the rules thereunder, to permit Domini and the Funds, subject to the supervision of the Board, to add or terminate a submanager without shareholder approval.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. Wellington Management provides investment submanagement services to each of the Funds pursuant to a Submanagement Agreement with Domini. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $506 billion in assets, excluding agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Wellington Management buys and sells stocks that Domini determines meet each Fund’s social and environmental standards using a quantitative stock selection approach within a risk-managed portfolio construction framework. The quantitative stock selection approach incorporates a diverse set of factors based on fundamental and technical inputs. The quantitative stock selection approach incorporates value and momentum as primary investment themes.

Distributor and Transfer Agent

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Domini Fund’s shares. PNC Global Investment Servicing is each Domini Fund’s transfer agent. Each Domini Fund compensates the distributor and the transfer agent for their services.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and at www.domini.com. Currently, disclosure of each Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-Q with the SEC.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual, Semi-Annual, and Form N-Q is available online at www.domini.com and on the EDGAR database on the SEC’s website, www.sec.gov.

The Funds’ Distribution Plan

Each Fund has adopted a Rule 12b-1 plan with respect to its Investor Shares and Class A shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and the Class A shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund’s Investor shares and Class A shares. Because distribution and service fees are paid out of the assets of the Investor shares and Class A shares, respectively, on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

These fees may be used to make payments to the Funds’ distributor and to broker-dealers, financial institutions, or other financial intermediaries as compensation for the sale of Fund shares, and to make payments for advertising, marketing, or other promotional activity, and for providing personal shareholder services or the maintenance of shareholder accounts.

Additional Payments to Financial Intermediaries

Certain financial intermediaries may request, and the Funds’ distributor and/or its affiliates may agree to make, payments in addition to 12b-1 fees and sales charges, if any, out of the distributor’s and/or its affiliate’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the efforts to promote the sale of the Funds’ shares. The Funds’ distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the amount of compensation varies. These payments could be significant to an intermediary. The Funds’ distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.

The Funds’ distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, an intermediary may include the Funds in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments.

If you purchase shares though a financial intermediary, revenue sharing payments may provide your firm, its employees, or associated persons with an incentive to favor the Funds. You should ask your firm about any payments it receives from the Funds’ distributor, its affiliates, and/or the Funds, as well as about fees and/or commissions it charges.

The Funds’ distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Funds. If your intermediary provides these services, the Funds, the Funds’ distributor, and/or its affiliates may compensate the intermediary for these services.

For More Information

All investors may visit our website at www.domini.com for more information on the following:

•	Investing in the Funds

•	Your account

•	The daily price of your shares

•	Socially responsible investing

Investor shares investors: You may also call our Shareholder Services department toll-free at 1-800-582-6757 for additional information.

Class A shares investors: You may call your brokerage account Service Organization, or if you do not have a Service Organization, you may call our Fund Services department toll-free at 1-800-498-1351 for additional information.

Shareholder Services and Fund Services representatives are available to take your call business days, 9 am to 5 pm, Eastern Time.

Investor shares investors: You may make transactions, review account information, and obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting our website.

Class A shares investors: You may review account information and obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting our website.

Opening an Account

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, Social Security number, and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify, and record information that identifies each business or entity. What this means for you: When you open an account or establish a relationship, we will ask for your business name, a street address, and a tax identification number, which Federal law requires us to obtain. We appreciate your cooperation.

If a Fund is not adequately able to identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

Account Statements are mailed quarterly. Account statements are also available on our website if you register for online account access.

Trade Confirmations are sent after purchases (except for Automatic Investment Plan purchases and dividend reinvestments) and redemptions (except Systematic Withdrawal Plan redemptions).

Annual and Semi-Annual Reports are mailed in late September and March, respectively, and are available online at www.domini.com.

What Is “Good Order”?

Purchase, exchange, and sale requests must be in “good order” to be accepted by a Fund. To be in “good order” a request must include the following:

•	The Fund name and account number

•

The receipt of payment for shares by check, wire, ACH transfer, or the amount of the transaction (in dollars or shares) for the exchange or sale (receipt of payment via ACH transfers may take 2 business days)

•	Name, address, and other information that will allow us to identify you

•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•	For corporate or institutional accounts, a certified copy of a current list of authorized signatories or a related certified corporate resolution, as applicable

•	A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares” below)

•	Any supporting legal documentation that may be required

Types of Accounts

You may invest in the Funds through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.

Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. There is a $10 annual maintenance fee per shareholder.

Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.

Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. There is a $10 annual maintenance fee per shareholder.

Employer-Sponsored Retirement and Benefit Plans	You may be able to open an account as part of an employer-sponsored retirement or benefit plan, such as a 401(k) plan, SEP-IRA, or SIMPLE IRA. There is a $10 annual maintenance fee per shareholder for individual 403(b) accounts, SEP-IRAs, and SIMPLE IRAs.

For an Organization	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.

You may download or request the application you need for the account type you have selected at www.domini.com or by calling 1-800-582-6757. Class A shares investors may request an application by contacting their Service Organization.

Automatic transaction plans are available for Investor and Class A shares and all account types. Please see “Automatic Transaction Plans” for more information.

Account Service Fee

Domini deducts an annual account service fee of $15 from each Domini Fund account that has a balance below $10,000. Domini charges this fee in order to help defray the significant costs associated with printing and mailing paper statements and documents for each account.

The account service fee applies to both retirement and nonretirement Fund accounts held directly with Domini. The account service fee, which will be collected by redeeming Fund shares in the amount of $15, will be deducted from a Fund account only once per calendar year. The fee will be assessed based on your account balance as of the single day account balances are reviewed and will not take into account your average account balance for the year.

The account service fee will not be deducted on accounts held through intermediaries or participant accounts in employer-sponsored defined contribution plans.

You may avoid this account service fee by choosing paperless e-delivery of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts.

To sign up for e-delivery, you must first establish online account access. Visit www.domini.com, to register for Account Access and select e-delivery. See “Fund Statements and Reports — E-Delivery” for more information.

At its discretion, Domini reserves the right to waive or modify the account service fee at any time.

Buying, Selling, and Exchanging Investor Shares

The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Domini Funds. If you need any additional information or assistance, please call 1-800-582-6757.

METHOD	INSTRUCTIONS

Mail[4] By Mail you may: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 9785 Providence, RI 02940-9785	For overnight deliveries only: Domini Funds 101 Sabin Street Pawtucket, RI 02860-1427

To buy shares:

•	For your initial investment, complete an Account Application and mail it with your check.

•

For subsequent investments, fill out the investment slip included with trade confirmations, account statements, or printed from www.domini.com, or send a note with your check indicating the Fund name, the account number, and the dollar amount.

•

Your check must be made payable to “Domini Funds.” Always include your account number on your check. Note: For our mutual protection, the Funds cannot accept cashier’s checks, money orders, checks made payable to third parties, starter checks, traveler’s checks, or checks drawn on a non-U.S. bank.

•

Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take up to 8 business days after purchase.

To sell shares:

You must include the following information or your request may be returned:

•	The Fund name

•	The Fund account number

•	The dollar amount or number of shares

•	The signatures of all authorized signers exactly as they appear on the initial application

•	A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares” below)

•	Additional supporting documentation may be required for certain types of accounts

To exchange shares:

You must include the following information or your request may be returned:

•	The Fund names

•	The Fund account numbers

•	The dollar amount or number of shares

•	The signatures of all authorized signers exactly as they appear on the initial application

METHOD	INSTRUCTIONS
Online[3,4,5] Online you may: Buy Sell Exchange	Current shareholders may buy, sell, and exchange shares online 24 hours a day by following these steps:
• Visit www.domini.com.
• Click the “Account Access” button.
• Online help is available at each screen.

Phone[1,2,3,4,5] By Phone you may: Buy Sell Exchange	Automated:
Current shareholders with non-IRA accounts may buy, sell, and exchange shares using our automated telephone account access system 24 hours a day by following these steps:
• Dial 1-800-582-6757.
• Select “1” for automated account access.
• Enter your account number followed by the pound sign (#).
• Enter your Personal Identification Number (PIN) followed by the pound sign (#).
• Press “2” to process a transaction.

• At any time you may press “9” to return to the main menu.

Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

METHOD	INSTRUCTIONS
Shareholder Services:

Current shareholders may buy, sell, and exchange shares by calling 1-800-582-6757, business days, 9 am to 5 pm, Eastern Time, by following these steps:

• Dial 1-800-582-6757.

• Press “4” to speak with a Shareholder Services representative.

Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading, normally 4 p.m.

Bank Wire or Electronic Funds Transfer via ACH[4,5] By Bank Wire or Electronic Funds Transfer you may: Buy Sell	To buy shares:
For your initial investment, complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.
Then call 1-800-582-6757 to obtain an account number before sending funds.
You must include the following information in your wire transfer or electronic funds transfer via ACH or your money may be returned uninvested:
	• Bank:	PNC Bank
	• ABA:	031000053
	• Acct Name:	Domini Social Investments
	• Acct #:	8606905468
	• FBO:	Account Name, Account Number, and Domini Fund Name
For subsequent investments, please call 1-800-582-6757 to notify Shareholder Services of your incoming wire and use the wire instructions above.

To sell shares:
You may request receipt of redemption proceeds by wire or electronic funds transfer via ACH online, in writing, or by speaking with a Shareholder Services representative at 1-800-582-6757.

To establish wire redemption or electronic funds transfer via ACH on a new account, fill out the appropriate area on the Account Application and attach a voided check.

METHOD	INSTRUCTIONS
Bank Wire or Electronic Funds Transfer via ACH[4,5] (Continued)

If you would like to establish wire redemption or electronic funds transfer via ACH on an existing account, you must submit a written request that contains the following information:

•     Bank name and address

•     ABA/routing number

•     Account name and number

•     Account type (checking, money market, or savings) and a voided check, if applicable

A Medallion Signature Guarantee must be included on the letter (see “Additional Information on Selling Shares” below for more information). There is a $10 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Adviser’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take up to two business days for the funds to reach your bank account.

(1)	First-time users will need to call 1-800-582-6757, business days, 9 am to 5 pm, Eastern Time, to obtain a PIN and to receive further instructions regarding the establishment of ACH (Automated Clearing House) privileges, which are necessary to be able to process electronic ACH transactions directly between your bank account and Domini account.
(2)	Neither the Funds nor their transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.
(3)	After establishing ACH privileges, shareholders may place ACH transactions online or through the automated telephone account access system. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 pm). This may take up to 2 business days.
(4)	Redemptions or exchanges of shares made less than 30 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. Please see “Market Timing and Redemption Fee” below for additional information.
(5)	Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information).

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.®

Buying, Selling, and Exchanging Class A Shares

The following chart describes all the ways you can buy, sell, and exchange Class A shares of the Domini Funds. If you need any additional information or assistance, please contact your Service Organization or call the Funds at 1-800-498-1351.

METHOD	INSTRUCTIONS
Through a Service Organization or by Mail[4] Through a Service Organization you may: Buy Sell Exchange Certain investors may, by mail: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 9785 Providence, RI 02940-9785	For overnight deliveries only: Domini Funds 101 Sabin Street Pawtucket, RI 02860-1427
To buy shares:

•     For your initial investment, contact your Service Organization to open a brokerage account and make arrangements to buy shares. Your Service Organization may charge an annual account maintenance fee.

• Complete an Account Application and deliver it with your check to your Service Organization.
• Qualified retirement plans and certain other investors who are clients of certain Service Organizations may mail the completed Account Application and check directly to the Fund at the address above

•     For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Deliver the check and your investment slip or note to your Service Organization or, if you are a qualified retirement plan or an investor who is eligible to buy shares directly from the Fund, mail them directly to the Fund.

•     Your check must be made payable to “Domini Funds.” Always include your account number on your check. Note: For our mutual protection, a Fund cannot accept cashier’s checks, money orders, starter checks, traveler’s checks, checks made payable to third parties, or checks drawn on a non-U.S. bank.

METHOD	INSTRUCTIONS
Through a Service Organization or by Mail[4] (Continued)

•     Please note that if you purchase shares by check and you sell those shares soon after that purchase, your redemption proceeds will not be sent to you until your check clears, which may take up to 8 business days after purchase.

To sell shares:

•     Contact your Service Organization to sell shares of a Fund. Your Service Organization may charge you a fee for executing your order. The amount and applicability of such fee is determined and disclosed by your Service Organization.

• For accounts held directly at a Fund, send written requests to sell shares to the Fund at the address above.

•     If you have a brokerage account with a Service Organization, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check and mailed to your address of record.

You must include the following information or your redemption request may be returned:
• The Fund name
• The Fund account number
• The dollar amount or number of shares
• The signatures of all authorized signers exactly as they appear on the initial application
• A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares” below)
To exchange shares:
You must include the following information or your exchange request may be returned:
• The Fund name

• The Fund account number

• The dollar amount or number of shares

• The signatures of all authorized signers exactly as they appear on the initial application

METHOD	INSTRUCTIONS

Phone[1,2,3,4,5] Certain investors may, by phone: Sell	If you do not have a brokerage account with a Service Organization, you may be eligible to sell shares by phone through a Fund.
Automated:
• If eligible, you may sell shares using our automated telephone account access system 24 hours a day by following these steps:
• Dial 1-800-498-1351.

• Select “2” for shareholder services.

• Select “1” for automated account access.

• Select “1” for account information.

• Enter your account number followed by the pound sign (#).

• Enter your Personal Identification Number (PIN).

• Press “2” to process a transaction.

• At any time you may press “8” to return to the previous menu or “9” to return to the main menu.

Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

Fund Services:

If eligible, you may sell shares by calling 1-800-498-1351, business days, 9 am to 5 pm, Eastern Time, by following these steps:

• Dial 1-800-498-1351.

• Select “2,” then press “0” to speak with a Fund Services representative.

METHOD	INSTRUCTIONS
Bank Wire[4,5] Certain investors may, by bank wire: Sell	If you do not have a brokerage account with a Service Organization, you may be eligible to have your redemption proceeds sent by wire to a bank account designated on your account application by requesting receipt of such proceeds by wire, in writing, or by speaking with a Fund Services representative at 1-800-498-1351.
To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you would like to establish wire redemption or electronic funds transfer via ACH privileges on an existing account, you must submit a written request that contains the following information:
• Bank name and address
• ABA/routing number
• Account name and number
• Account type (checking, money market, or savings) and a voided check, if applicable

A Medallion Signature Guarantee must be included on the letter (see “Additional Information on Selling Shares” below). There is a $10 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Adviser’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take up to two business days for the funds to reach your bank account.

(1)	First-time users will need to call 1-800-498-1351, business days, 9 am to 5 pm, Eastern Time, to obtain a PIN and to receive further instructions regarding the establishment of ACH (Automated Clearing House) privileges, which are necessary to be able to process electronic transactions directly between your bank account and Domini account.
(2)	Neither the Funds nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures in seeking to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.
(3)	After establishing ACH privileges, shareholders may place ACH transactions through the automated telephone account access system. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 pm). This may take up to 2 business days.

(4)	Redemptions of shares made less than 30 days after settlement of purchase will be subject to a redemption fee equal to 2% of the amount redeemed, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. Please see “Market Timing and Redemption Fee” below for additional information.
(5)	Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information).

You may deposit redemption proceeds from a sale of all or a portion of your Fund shares into shares of the same class of any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.®

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

Automatic Transaction Plans

Automatic transaction plans are available for your convenience to purchase or to sell Investor shares and Class A shares at specified intervals without having to manually initiate each transaction.

Automatic Investment Plan — Investor Shares and Class A Shares

You may authorize your Service Organization or, if you do not have a brokerage account with a Service Organization, a Fund, to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in a Fund in monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. For Investor Shares or Domini Money Market Account call 1-800-582-6757 for more information. For Class A shares call your Service Organization, or, if you do not have a brokerage account with a Service Organization, call the Funds at 1-800-498-1351, or visit www.domini.com for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan — Investor Shares and Class A shares

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to any applicable redemption fees.

The amount of your investment in a Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your “initial account balance.” You may not redeem more than 10% of your initial account balance in any calendar year under the Systematic Withdrawal Plan.

Each Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal Plan at any time.

Except as noted below, there is no charge to participate in the Systematic Withdrawal Plan. Call 1-800-582-6757 for more information.

For Class A shares, your Service Organization may charge you a fee to participate in the Systematic Withdrawal Plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Funds at 1-800-498-1351, for more information.

Dollar-Cost Averaging

Dollar-cost averaging is a long-term investment strategy designed to avoid the pitfalls of timing the market by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

Although the strategy doesn’t assure a profit or protect against a loss, the idea behind dollar-cost averaging is that over time an investor buys more shares at lower prices, and fewer shares at higher prices.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Strictly adhering to a long-term dollar-cost averaging strategy is a good way to avoid the mistake of investing all of your money when the market is high. Before using this strategy, investors should consider their financial ability to continue making purchases in a declining market.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan, if available.

Additional Information on Selling Shares

Signature Guarantees

In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Sales made within 30 days following any changes in account registration (e.g., a name or address change)

•	Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

•	Redemptions made where bank instructions are not already established on your account

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Funds and their transfer agent

The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

To elect to waive the Medallion Signature Guarantee requirement on a new account, fill out the appropriate area on the Account Application, and provide a Medallion Signature Guarantee, and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election. For existing accounts, if you would like to establish this waiver, you must fill out a Medallion Signature Guarantee Waiver form, accompanied by a Medallion Signature Guarantee and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election.

Neither the Fund, its transfer agent, Domini, nor any of their agents or affiliates will be liable for any loss, liability, cost, or expense for acting upon any written sales request subject to a Medallion Signature Guarantee waiver election reasonably believed to be genuine. Please contact the Fund if you wish to suspend this waiver.

Unusual Circumstances

Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

Each Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the New York Stock Exchange is closed or in which trading is restricted

•	If the SEC determines that an emergency exists

Large Redemptions

It is important that you call the Funds before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt a Fund’s operation or performance.

Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of Domini.

Market Timing and Redemption Fee

The Funds are long-term investments. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase a Fund’s transaction costs, such as brokerage expenses. The Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund’s portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund’s NAV. Do not invest with the Domini Funds if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Funds from being used as vehicles for frequent short-term shareholder trading. Each Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 30 days. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

•	Shares acquired as a result of reinvestment of dividends or distributions

•	Shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement

•	Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee

•	Shares redeemed or exchanged through certain qualified retirement plans that are unable or unwilling to process the redemption fee

•	Shares redeemed following the death of a shareholder

•	Shares redeemed on the initiation of a Fund (e.g., for failure to meet account minimums)

•	Share redemptions or exchanges of $25,000 or less

•	Shares transferred from one class to another class of the same Fund

•	Shares redeemed as a result of any changes in account registration

The Funds’ Board of Trustees has also approved methods for the fair valuation of securities held in each Fund’s portfolio in an effort to deter market timing activities. Please see “How the Price of Your Shares Is Determined — How is the value of securities held by the Funds determined?” for more information.

In addition, the Funds’ Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of certain thresholds in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Funds do not knowingly accommodate excessive trading and market timing activities.

In certain circumstances, a financial intermediary, such as a broker, advisor, retirement plan, or third-party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Funds do not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. Consequently, the Funds’ ability to monitor trading or detect market timing in omnibus accounts may be limited. The Funds’ distributor, in accordance with applicable law, enters into agreements with financial intermediaries that require the intermediaries to provide certain information to the Funds to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Funds’ policies.

Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Funds. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.

Certain financial intermediaries are unable or unwilling to charge the Funds’ redemption fee as described above or may charge a different redemption fee. Some financial intermediaries will not apply one or more of the exemptions listed above or may exempt transactions not listed above in determining whether to charge a redemption fee. The Funds may determine not to charge a redemption fee on transactions implemented through a financial intermediary’s account. There are no assurances that financial intermediaries will properly assess the Funds’ redemption fee even in circumstances where they agree to do so. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine which of your transactions will be subject to a redemption fee.

Because the Funds may not be able to detect all instances of market timing, there is no guarantee that the Funds will be able to identify, deter, or eliminate market timing or excessive trading of Fund shares.

How the Price of Your Shares Is Determined

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined as of the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets – Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the NAV of my shares?

You may obtain the NAV for your shares 24 hours a day online at www.domini.com or by phone by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The listings for the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund are not yet available.

Statements: You will also receive this information on your periodic account statements.

How do you determine what price I will get when I buy shares?

Investments will be processed at the next share price calculated after an order is received in good order by a Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund’s share price is calculated.

For current shareholders who place ACH transactions online or through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Funds. This may take up to 2 business days.

Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds or its designated agent in good order. (See “What Is ‘Good Order’?” above for more information.) Please note that redemption requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund’s share price is calculated.

The appropriate Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 30 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling Shares — Market Timing and Redemption Fee” above for more information.) If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. Each Fund may pay redemption proceeds by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

How is the value of securities held by the Funds determined?

Each Fund typically uses market prices to value securities. However, when a market price is not available, or when a Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund’s Board of Trustees. When a Fund uses fair value pricing, a Fund’s value for a security may be different from quoted market values or what a Fund would receive upon the sale of such security. Each short-term obligation (with a remaining maturity of 60 days or less) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

The Domini International Social Equity Fund, Domini European Social Equity Fund, and Domin PacAsia Social Equity Fund invest primarily in the stocks of companies located in Europe, the Asia-Pacific region, and throughout the rest of the world, as applicable. Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non-U.S. markets close before 4 pm Eastern Time. If a Fund determines that developments between the close of the non-U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Each Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Each Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Funds routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Please note that the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domin PacAsia Social Equity Fund hold securities that are primarily listed on foreign exchanges that may trade during hours, on weekends, or on other days when such Fund does not price its shares. Therefore, the value of the securities held by such Funds may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

Fund Statements and Reports

E-Delivery

To keep the Funds’ costs as low as possible, and to conserve paper, paperless e-delivery of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts is available. To sign up for e-delivery, you must first establish online account access. Visit www.domini.com to register for Account Access and select e-delivery. You will receive a notice by email when each new document is available. Then you may log on at your convenience to view, print, or save your document. There is no charge to establish e-delivery and you may view, cancel, or change your e-delivery profile at any time.

By electing e-delivery of Fund documents, you are authorizing Domini to discontinue hard-copy mailings of that type of document.

Domini deducts an annual account service fee of $15 from each Domini Fund account that has a balance below $10,000. See “Account Service Fee” for more information. The account service fee will not be charged so long as your electronic delivery election remains in effect.

Householding

To keep the Funds’ costs as low as possible, and to conserve paper, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

Trade Confirmations

Confirmation statements setting forth the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares (except for Automatic Investment Plan purchases, dividend reinvestments, and Systematic Withdrawal Plan redemptions). Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

Account Statements

Account statements set forth all account activity including the trade date and the amount of each account transaction during the covered period. Account statements are mailed quarterly. Always verify your transactions by reviewing your account statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757. You may choose to view account statements online rather than receiving a hard copy by signing up for e-delivery at www.domini.com.

Fund Financial Reports

The Funds’ Annual Report is mailed in September, and the Funds’ Semi-Annual Report is mailed in March. These reports include information about a Fund’s performance, as well as a complete listing of that Fund’s holdings. You may choose to receive these reports by email rather than hard copy by signing up for e-delivery at www.domini.com.

Tax Statements

Each year we will send you a year-to-date statement for the previous year including all dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS. Statements are generally mailed in January. Statements regarding annual IRA contributions are generally mailed in May.

Dividends and Capital Gains

Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Funds will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. For taxable years beginning before January 1, 2011, noncorporate shareholders will be taxed at reduced rates on distributions designated by a Fund as “qualified dividend income,” provided the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Dividends designated by a Fund as capital gain dividends are taxable as long-term capital gains, which for noncorporate shareholders are also subject to tax at reduced rates. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by a Fund will reduce that Fund’s net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Any time you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide to a Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Funds may be required to withhold (and pay over to the IRS for your credit) taxes, at a current rate of 28%, from certain distributions and proceeds they pay you if you fail to provide this information or otherwise violate IRS requirements.

Rights Reserved by the Funds

Each Fund and its agents reserve the following rights:

•	To waive or change investment minimums

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To change, revoke, or suspend the exchange privilege

•	To suspend telephone transactions

•

To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Adviser’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To change or implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine

•

To redeem shareholder accounts with incomplete account qualifications, documentation, or payment; or a small account balance. For additional information and conditions please see the Statement of Additional Information under “Account Closings.”

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of each class of shares of Domini International Social Equity Fund (known as the Domini European PacAsia Social Equity Fund prior to November 27, 2009) since the Fund’s inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that you would have earned or lost on an investment in shares of the Domini International Social Equity Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by KPMG LLP, an independent registered public accounting firm. The independent registered public accounting firm’s report is included in the annual report of the Domini International Social Equity Fund along with the Fund’s financial statements. The annual report is available upon request.

Domini International Social Equity Fund — Investor Shares

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,					FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
	2009			2008
For a share outstanding for the period:
Net asset value, beginning of period		$8.29			$10.25	$10.00

Income from investment operations:
Net investment income (loss)		0.11			0.25	0.16
Net realized and unrealized gain (loss) on investments		(2.25)			(1.90)	0.22

Total income (loss) from investment operations		(2.14)			(1.65)	0.38

Less dividends and/or distributions:
Dividends to shareholders from net investment income		(0.10)			(0.25)	(0.13)
Distributions to shareholders from net realized gain		—			(0.06)	—

Total distributions		(0.10)			(0.31)	(0.13)

Redemption fee proceeds		0.00	(1)		0.00 (1)	0.00	(1)

Net asset value, end of period		$6.05			$8.29	$10.25

Total return(2)	–	25.72%		–	16.48%	3.82%
Portfolio turnover		85%			91%	46%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)		$27			$22	$13
Ratio of expenses to average net assets		1.60%	(3),(4)		1.60% (3)	1.58%	(3)
Ratio of net investment income (loss) to average net assets		2.18%			2.77%	3.96%

(1)	Amount represents less than 0.005 per share.

(2)	Not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.63%, 3.19% and 5.87% for the years ended July 31, 2009, 2008 and 2007, respectively.

(4)	Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.60%.

SEE NOTES TO FINANCIAL STATEMENTS

Domini International Social Equity Fund — Class A Shares

FINANCIAL HIGHLIGHTS

	FOR THE PERIOD NOVEMBER 28, 2008 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2009
For a share outstanding for the period:
Net asset value, beginning of period	$5.13

Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	1.17

Total income from investment operations	1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.08)
Distributions to shareholders from net realized gain	—

Total distributions	(0.08)

Redemption fee proceeds	—

Net asset value, end of period	$6.30

Total return(2)	24.45%
Portfolio turnover	85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.57%	(3),(4)
Ratio of net investment income (loss) to average net assets	2.31%

(2)	Total Return does not reflect sales commissions and is not annualized for periods less than one year.

(3)	Reflects a waiver of fees by the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 6.86% for the period ended July 31, 2009.

(4)	Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets for the period ended July 31, 2009 would have been 1.58%.

SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the Trustees, officers, and employees of your Fund, by personnel of Domini or DSIL, or by broker-dealer firms. Domini and its affiliates have agreed to provide proxy solicitation services to your Fund, and may seek the assistance of a third-party solicitation firm as necessary. Solicitation related expenses are expected to cost approximately $15,000. The expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, any filings with the SEC and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations.

Revoking Proxies

Each shareholder of an Acquiring Fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By sending a written notice of revocation to Carole M. Laible, Treasurer of the Domini Funds, 532 Broadway, 9th Floor, New York, NY 10012-3939.

•	By returning a duly executed proxy with a later date before the time of the meeting, or

•

If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the applicable Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

Only shareholders of record on January 15, 2010 (the “record date”) are entitled to notice of and to vote at the meeting with respect to the applicable Reorganization. As of the record date, the following shares of your Fund requesting a vote of its shareholders were outstanding:

Domini European Social Equity Fund	Shares Outstanding (as of January 15, 2010)
Investor Shares	6,784,222.797 ($0.00001 par value)
Class A Shares	275,818.523 ($0.00001 par value)

Domini PacAsia Social Equity Fund	Shares Outstanding (as of January 15, 2010)
Investor Shares	2,857,081.276 ($0.00001 par value)
Class A Shares	107,752.291 ($0.00001 par value)

Other Business

The Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments or Postponements

If, by the time scheduled for the meeting, a quorum of shareholders of the applicable Acquired Fund is not present or if a quorum is present but sufficient votes “for” the Reorganization of that Acquired Fund have not been received, the persons named as proxies may propose an adjournment of the meeting with respect to that Reorganization to another date and time, and the meeting may be held with respect to that Reorganization as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy with respect to the applicable Acquired Fund at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment. If the meeting is postponed, your Fund will give notice of the postponed meeting to its shareholders.

Telephone and Internet Voting

In addition to soliciting proxies by mail, by fax or in person, an Acquired Fund may also arrange to have votes recorded by telephone, the Internet, or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. In the case of telephone voting, shareholders would be called at the phone number in the Acquired Fund’s account records and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders’ Proposals

Your Acquired Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 532 Broadway, 9th Floor, New York, NY 10012-3939 within a reasonable time before the meeting. If the Reorganization with respect to your Acquired Fund is completed, your Acquired Fund will not hold another shareholder meeting.

Appraisal Rights

If the Reorganization of your Acquired Fund is approved at the meeting, shareholders of your Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders of your Acquired Fund, however, have the right to redeem their Fund shares until the Closing Date of the Reorganization.

OWNERSHIP OF SHARES OF THE DOMINI FUNDS

As of January 15, 2010, the Trustees and officers of each Domini Fund owned in the aggregate less than 1% of the outstanding shares of a Domini Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Domini Fund as of January 15, 2010.

Domini European Social Equity Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co Inc Reinvest Account	Investor Shares	1,429,657.115	21.0733
Bank of America NA as Custodian for Loring Wolcott & Coolidge	Investor Shares	1,326,755.194	19.5565

Domini PacAsia Social Equity Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Bank of America NA as Custodian for Loring Wolcott & Coolidge	Investor Shares	993,515.259	34.7738
Charles Schwab & Co Inc Reinvest Account	Investor Shares	432,964.341	15.1541
NFS LLC FEBO The Northern Trust Company	Investor Shares	201,196.271	7.0420
SEI Private Trust Company	Class A Shares	16,669.435	15.4701
NFS LLC FEB Thomas Buckner	Class A Shares	14,119.181	13.1034

Domini International Social Equity Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co Inc Reinvest Account	Investor Shares	1,701,079.261	32.8875
Bank of America NA as Custodian for Loring Wolcott & Coolidge	Investor Shares	705,281.546	13.6354
Mestrow Financial Inc	Class A Shares	15,746.133	15.0160
NFS LLC FEBO US Bank National Association	Class A Shares	8,306.101	7.9209
Pershing LLC	Class A Shares	7,571.799	7.2207

As of January 15, 2010, there were no 5% or more holders of the Domini European Social Equity Fund Class A shares.

EXPERTS

The financial highlights and financial statements (and schedules) of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini International Social Equity Fund, as of July 31, 2009, and for the year ended July 31, 2009, have been incorporated by reference into this Proxy Statement/Prospectus in reliance upon the report of KPMG, LLP, independent registered public accounting firm, incorporated by reference into this Proxy Statement/Prospectus, and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

Annual and Semi-Annual Reports

Additional information about a Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year, as well as a complete listing of each Fund’s holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Funds’ Statement of Additional Information contains more detailed information about each Fund and its management and operations. It is available by mail from Domini Social Investments, or online at www.domini.com.

Proxy Voting and Social and Environmental Standards

Visit www.domini.com for more complete information about Domini Social Investments’ proxy voting policies and procedures, to view the Domini Funds’ current proxy voting decisions, to learn more about the firm’s shareholder activism program, and for more information about the social and environmental standards Domini uses to evaluate Fund holdings.

Contact Domini

To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1-800-582-6757 (Investor shares) or 1-800-498-1351 (Class A shares) or write to this address:

Domini Social Investments

P.O. Box 9785

Providence, RI 02940-9785

Website: To learn more about the Funds, socially responsible investing, or to establish online account access, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Funds (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-551-8090.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], by and among Domini Social Investment Trust, a Massachusetts business trust (the “Trust”), with its principal place of business at 532 Broadway, 9th Floor, New York, New York 10012, on behalf of the Acquiring Fund and each Acquired Fund as set forth on Exhibit A attached hereto.

WHEREAS, each of the Acquired Funds and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, it is intended that, for United States federal income tax purposes, (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each reorganization of an Acquired Fund will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) the issuance of Investor Shares and Class A Shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the Investor Shares and Class A shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board has determined, with respect to the Acquiring Fund and the Reorganization of each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund, as contemplated herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of each Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to that Acquired Fund the number of full and fractional Acquiring Fund Shares of each class determined in accordance with paragraph 2.3 as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of that Acquired Fund as set forth in paragraph 1.2. As more fully set forth in paragraph 3.1, such transactions with respect to an Acquired Fund and the Acquiring Fund shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of each Acquired Fund, including, without limitation, all indemnification obligations of such Acquired Fund with respect to the current and former Board Members and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Fund will promptly assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the applicable Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the applicable Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the applicable Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1 with respect to an Acquired Fund, the Trust, on behalf of the Acquired Fund, shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation of an Acquired Fund, the Trust, on behalf of the Acquired

Fund, shall (a) distribute to the shareholders of record of each class of the Acquired Fund Shares of that Acquired Fund as of the applicable Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class received by the Trust, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of such Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable Massachusetts law. Such distribution and redemption shall be accomplished by the transfer of the Acquiring Fund Shares of the appropriate class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares of each class to be so credited to each of the corresponding Acquired Fund Shareholders holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by those Acquired Fund Shareholders on the applicable Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of such Acquired Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Fund, and the amounts thereof attributable to each class of shares of that Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Trust’s Board. All computations of value and amounts with respect to an Acquired Fund shall be made by the fund accountant for that Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares in each Reorganization shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund, and after the declaration of any dividends by the Acquiring Fund, on the applicable Valuation Date, computed using the valuation procedures established by the Trust’s Board. All computations of value and amounts shall be made by the fund accountant for the Acquiring Fund.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets of each Acquired Fund, less the amount of the Liabilities of that Acquired Fund assumed, shall be determined by dividing the value of the net assets with respect to each class of Acquired Fund Shares of that Acquired Fund, determined using the valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date for each Reorganization shall be [            ], or such other date as the parties may agree. All acts taking place at the closing of a Reorganization provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of the close of regular trading on the New York Stock Exchange or such later time on that date as the applicable Acquired Fund’s net asset value and the net asset value per share of the classes of shares of the Acquiring Fund are calculated in accordance with paragraph 2 and after the declaration of any dividends. Each Closing shall be held at the offices of Bingham McCutchen LLP or at such other time and/or place as the parties may agree. Neither Reorganization is contingent upon the closing of the other Reorganization, and the failure to be consummated of one Reorganization shall not, without more, excuse the consummation of the other Reorganization.

3.2 With respect to each Reorganization, the Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the applicable Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the applicable Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 With respect to each Reorganization, the Trust shall direct PNC Global Investment Servicing (U.S.) Inc., in its capacity as transfer agent for the applicable Acquired Fund (“Transfer Agent”), to deliver to the Trust at the applicable Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the applicable Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares of that Acquired Fund owned by each such shareholder immediately prior to the applicable Closing. The Acquiring Fund shall deliver to the Secretary of the applicable Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the

Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on a Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the applicable Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Trust’s Board with respect to the Acquiring Fund and such Acquired Fund), the applicable Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Fund in Schedule 4.1 of this Agreement, the Trust, on behalf of each Acquired Fund, severally but not jointly, represents and warrants to the Acquiring Fund as follows:

(a) Such Acquired Fund is duly established as a series of the Trust, which has been formed and is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly known as a “Massachusetts business trust”, with power under the Trust’s Declaration of Trust, as amended (the “Trust Charter”) and by-laws, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and, subject to approval by such Acquired Fund’s shareholders, to fulfill the terms of this Agreement on behalf of the Acquired Fund.

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares of such Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect. Such Acquired Fund has no class of shares of beneficial interest outstanding other than Investor Shares and Class A Shares.

(c) The current prospectus and statement of additional information of such Acquired Fund (true and correct copies of which have been delivered to the Trust) and each prospectus and statement of additional information of such Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the execution of this Agreement or the consummation by such Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(e) On the applicable Closing Date, the Trust, on behalf of such Acquired Fund, will have good and marketable title to such Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) Such Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Fund, will not result, in a material violation of Massachusetts law or of the Trust’s Charter or by-laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of such Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of such Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of such Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Trust, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Fund on or prior to the applicable Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Fund and, to the Trust’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to such Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund’s business. The Trust, on behalf of such Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Acquired Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of such Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Fund as at the last day of and for the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of such Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by such Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by such Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of such Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment has been asserted with respect to such returns.

(l) Such Acquired Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the applicable Closing Date), such Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the applicable Closing Date), such Acquired Fund will have distributed, on or before the applicable Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the applicable Closing Date such that for all tax periods ending on or before the applicable Closing Date (and treating the current tax year as ending on the applicable Closing Date) such Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the applicable Closing Date), such Acquired Fund will have made such distributions, on or before the applicable Closing Date, as are necessary so that for all calendar years ending on or before the applicable Closing Date, and for the calendar year that includes the applicable Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and on the applicable Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing of the Reorganization of such Acquired Fund, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Fund, as provided in paragraph 3.3. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of such Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trust Board, on behalf of such Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with the Reorganization of such Acquired Fund (the “Registration Statement”) that has been furnished in writing by such Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

4.2 Except as has been fully disclosed to each Acquired Fund in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to each Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which has been formed and is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly known as a “Massachusetts business trust”, with the power under the Trust’s Charter and by-laws, to own all of the assets of the Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement.

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the classes of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to each Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act, and as otherwise may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Massachusetts law or the Trust’s Charter or by-laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no outstanding assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the applicable Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute)

its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the applicable Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the applicable Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the applicable Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the applicable Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered by the Acquiring Fund to the applicable Acquired Fund in accordance with Section 1.1, will on the applicable Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trust’s Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the applicable Closing Date included in the Registration Statement (other than written information furnished by the applicable Acquired Fund for inclusion therein, as covered by such Acquired Fund’s warranty in Paragraph 4.1(o) hereof), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the applicable Acquired Fund for inclusion therein, as covered by such Acquired Fund’s warranty in Paragraph 4.1(o) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.	COVENANTS

The Trust, on behalf of each Acquired Fund (severally, but not jointly) and the Acquiring Fund, respectively, hereby further covenants, as follows:

5.1 The Trust will call a special meeting of such Acquired Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.2 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. Such Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the 1933 Act, the 1934 Act, and the 1940 Act.

5.3 Such Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.4 The Acquiring Fund Shares to be acquired by such Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.5 The Trust, on behalf of such Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares of such Acquired Fund.

5.6 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and such Acquired Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 The Trust, on behalf of the Acquiring Fund and such Acquired Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of such Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquiring Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the applicable Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the applicable Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Trust, on behalf of each Acquired Fund, to consummate the Reorganization of such Acquired Fund shall be subject, at such Acquired Fund’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the applicable Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of such Acquired Fund and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities of such Acquired Fund and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to such Acquired Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to such Acquired Fund and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as such Acquired Fund shall reasonably request.

6.5 The Trust, on behalf of the Acquiring Fund and such Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization of such Acquired Fund after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the Reorganization of an Acquired Fund shall be subject, at the Acquiring Fund’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

7.2 The Trust, on behalf of such Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of such Acquired Fund, on or before the applicable Closing Date.

7.3 The Trust shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of such Acquired Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of such Acquired Fund. The Trust, on behalf of such Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets of such Acquired Fund and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of such Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of such Acquired Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of such Acquired Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization of such Acquired Fund after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date of the Reorganization of an Acquired Fund, with respect to such Acquired Fund or the Acquiring Fund, the Trust shall be entitled on behalf of such Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraphs 8.1, 8.4, 8.5 and 8.6) refuse to consummate the Reorganization with respect to such Acquired Fund and the Acquiring Fund:

8.1 This Agreement and the Reorganization of such Acquired Fund as contemplated herein shall have been approved by the requisite vote of such Acquired Fund’s shareholders in accordance with the provisions of the Trust’s Charter and by-laws, and certified copies of the resolutions evidencing such approval by such Acquired Fund’s shareholders shall have been delivered by such Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust with respect to such Acquired Fund or the Acquiring Fund from completing the Reorganization of such Acquired Fund as contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or such Acquired Fund to permit consummation, in all material respects, of the Reorganization of such Acquired Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or such Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Acquiring Fund’s Registration Statement on Form N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending under the 1933 Act;

8.5 The Acquiring Fund and such Acquired Fund shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of such Acquired Fund, the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of such Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of such Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets of such Acquired Fund will be the same as the basis of such Assets in the hands of such Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by such Acquired Fund upon the transfer; (iv) the holding period of each Asset of such Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the

Liabilities of such Acquired Fund, or upon the distribution of the Acquiring Fund Shares by such Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of such Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of their Acquired Fund Shares of such Acquired Fund solely for the Acquiring Fund Shares of the Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of such Acquired Fund receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust on behalf of the Acquiring Fund and such Acquired Fund. Notwithstanding anything herein to the contrary, neither the Trust, the Acquiring Fund, nor an Acquired Fund may waive the condition set forth in this paragraph 8.5.

8.6 All conditions precedent to the consummation of the Reorganization of such Acquired Fund that have not been waived in accordance herewith shall have been satisfied in full. Notwithstanding anything herein to the contrary, neither the Trust, the Acquiring Fund, nor an Acquired Fund may waive the condition set forth in this paragraph 8.6.

9.	INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Trust on behalf of each Acquired Fund and the members of its Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements to or with such Acquired Fund set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of its Board or its officers prior to the applicable Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of each Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust on behalf of the Acquiring Fund and the members of its Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of such Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of its Board or its officers prior to the Closing Date of the Reorganization of such Acquired Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of the Acquiring Fund and each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Acquiring Fund and each Acquired Fund agree that the expenses incurred in connection with the Reorganization of that Acquired Fund (including, but not limited to, the preparation of the proxy statement and solicitation expenses) shall be allocated among the Acquiring Fund and such Acquired Fund pro rata based on each Fund’s net assets immediately prior to the Closing. Notwithstanding the previous sentence, the Acquired Funds and the Acquiring Fund agree that if both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations (including, but not limited to, the preparation of the proxy statement and solicitation expenses) shall be allocated among the Acquiring Fund and the Acquired Funds pro rata based on each Fund’s net assets immediately prior to the Closing. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent a Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust on behalf of the Acquiring Fund and each Acquired Fund agrees that no Fund has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing of a Reorganization by the Trust on behalf of the Acquiring Fund and the applicable Acquired Fund, and the obligations of the Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the applicable Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or any Acquired Fund at any time prior to the Closing Date with respect to the Reorganization of such Acquired Fund by resolution of the Trust’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or such Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the applicable Closing Date. The termination of this Agreement with respect to an Acquired Fund shall not affect the continued effectiveness of this Agreement with respect to the other Acquired Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis.

15.6 Consistent with the Trust’s Charter, the obligations of the Trust with respect to the Acquiring Fund entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

15.7 Consistent with the Trust’s Charter, the obligations of the Trust with respect to each Acquired Fund entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to such Acquired Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

DOMINI SOCIAL INVESTMENT TRUST,

on behalf of EACH OF ITS SERIES LISTED IN EXHIBIT A ATTACHED HERETO

By:
Name:
Title:

Exhibit A

Acquired Fund	Share Classes	Acquiring Fund	Share Classes
Domini European Social Equity Fund	Investor Shares Class A Shares	Domini International Social Equity Fund	Investor Shares Class A Shares
Domini PacAsia Social Equity Fund	Investor Shares Class A Shares

SCHEDULE 4.1

SCHEDULE 4.2

Printed on elemental chlorine free paper from well-managed forests, containing 10% post consumer waste

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

(a series of Domini Social Investment Trust)

532 Broadway, 9th Floor

New York, NY 10012-3939

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated January 25, 2010) which covers Investor Shares and Class A Shares of Domini International Social Equity Fund to be issued in exchange for corresponding shares of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you free of charge (please call 1-800-582-6757).

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated January 25, 2010 (the “Proxy Statement and Prospectus”) relating to the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund, and in connection with the solicitation by the management of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund of proxies to be voted at the special meeting of shareholders of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund to be held on March 9, 2010.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.	Statement of Additional Information for Investor Shares and Class A Shares of each of Domini International Social Equity Fund, Domini European Social Equity Fund and Domini PacAsia Social Equity Fund, dated November 27, 2009 (File Nos. 33-29180 and 811-05823), as filed with the Securities and Exchange Commission on November 24, 2009 (Accession No. 0001193125-09-241189) is incorporated herein by reference.

2.	The Annual Report of each of Domini International Social Equity Fund (formerly known as Domini European PacAsia Social Equity Fund), Domini European Social Equity Fund and Domini PacAsia Social Equity Fund, for the fiscal year ended July 31, 2009 (File No. 811-05823), as filed with the Securities and Exchange Commission on October 8, 2009 (Accession No. 0001193125-09-205592) is incorporated herein by reference.

2

ADDITIONAL INFORMATION ABOUT

DOMINI INTERNATIONAL SOCIAL EQUITY FUND, DOMINI EUROPEAN SOCIAL

EQUITY FUND AND DOMINI PACASIA SOCIAL EQUITY FUND

THE FUNDS

For additional information about Domini International Social Equity Fund, Domini European Social Equity Fund and Domini PacAsia Social Equity Fund (each, a “Fund” and collectively, “the Funds”) generally and each Fund’s history, see “The Funds” in the Funds’ SAI.

INVESTMENT INFORMATION

For additional information about each Fund’s investment objective, policies, risks and restrictions, see “Investment Information” in the Funds’ SAI.

DETERMINATION OF NET ASSET VALUE, VALUATION OF PORTFOLIO SECURITIES, ADDITIONAL PURCHASE, SALE AND ACCOUNT CLOSING INFORMATION

For additional information, see “Determination of Net Asset Value, Valuation of Portfolio Securities, and Additional Purchase, Sale and Account Closing Information” in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

For additional information about the Board of Trustees, officers, investment adviser and submanager for each Fund, see “Management of the Funds” in the Funds’ SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information, see “Independent Registered Public Accounting Firm” in the Funds’ SAI.

TAXATION

For additional information about tax matters related to an investment in the Funds, see “Taxation” in the Funds’ SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For additional information about each Fund’s portfolio transactions and brokerage commissions practices, see “Portfolio Transactions and Brokerage Commissions” in the Funds’ SAI.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of the Funds, see “Description of Shares, Voting Rights and Liabilities” in the Funds’ SAI.

FINANCIAL STATEMENTS

For additional information, see “Financial Statements” in the Funds’ SAI.

3

PRO FORMA FINANCIAL STATEMENTS

Shown below in connection with the proposed reorganization of each of Domini European Social Equity Fund and Domini PacAsia Social Equity Fund into Domini International Social Equity Fund are the financial statements for each of Domini European Social Equity Fund, Domini PacAsia Social Equity Fund and Domini International Social Equity Fund and the pro forma financial statements for the Combined Domini International Social Equity Fund, assuming each Reorganization had been consummated on July 31, 2009. The first table presents the Portfolio of Investments for each Fund and pro forma figures for the Combined Domini International Social Equity Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Domini International Social Equity Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the Combined Domini International Social Equity Fund.

Because both Domini European Social Equity Fund and Domini PacAsia Social Equity Fund may reorganize with Domini International Social Equity Fund, the tables show the three possibilities that may result from the vote of shareholders: (1) shareholders approve the Domini European Social Equity Fund Reorganization but do not approve the Domini PacAsia Social Equity Fund Reorganization; (2) shareholders approve the Domini PacAsia Social Equity Fund Reorganization but do not approve the Domini European Social Equity Fund Reorganization; or (3) shareholders approve both the Domini European Social Equity Fund Reorganization and the Domini PacAsia Social Equity Fund Reorganization.

These tables are followed by the Notes to the Pro Forma Financial Statements.

PRO FORMA COMBINED FINANCIAL STATEMENTS

Domini European Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Portfolio of Investments

July 31, 2009

(unaudited)

		Domini European Social Equity Fund		Domini International Social Equity Fund		Pro Forma Adjustments	Domini International Social Equity Fund Pro Forma Combined

Country/Security	Industry	Shares	Value	Shares	Value		Shares	Value
Australia - 1.4%
AGL Energy Ltd	Utilities	-	$-	28,821	$357,008		28,821	$357,008
BlueScope Steel Ltd	Materials	-	-	24,489	68,610		24,489	68,610
National Australia Bank Ltd	Banks	-	-	9,897	200,184		9,897	200,184
OneSteel Ltd	Materials	-	-	11,862	29,486		11,862	29,486
Origin Energy Ltd	Energy	-	-	7,880	94,990		7,880	94,990
Suncorp-Metway Ltd	Insurance	-	-	40,631	239,828		40,631	239,828
Westpac Banking Corp	Banks	-	-	9,158	165,137		9,158	165,137

			-		1,155,243	-		1,155,243

Austria - 1.6%
EVN AG	Utilities	-	-	1,434	23,828		1,434	23,828
Immoeast AG (a)	Real Estate	35,335	97,186	29,148	80,170		64,483	177,356
IMMOFINANZ AG (a)	Real Estate	51,385	107,091				51,385	107,091
Mayr Melnhof Karton AG	Materials	-	-	302	28,164		302	28,164
OMV AG	Energy	19,758	780,132	4,516	178,311		24,274	958,443

			984,409		310,473	-		1,294,882

Belgium - 1.9%
D’ieteren SA	Retailing	-	-	118	25,346		118	25,346
Delhaize Group	Food & Staples Retailing	8,294	589,940	3,621	257,556		11,915	847,496
Fortis (a)	Diversified Financials	77,101	298,416	30,803	119,222		107,904	417,638
KBC Ancora (a)	Diversified Financials	11,437	130,367				11,437	130,367
Omega Pharma SA	Health Care Equipment & Services	-	-	801	25,097		801	25,097
UCB SA	Pharma, Biotech & Life Sciences	-	-	2,011	66,145		2,011	66,145

			1,018,723		493,366	-		1,512,089

China - 0.1%
Agile Property Holdings Ltd	Real Estate	-	-	38,000	53,641		38,000	53,641
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	-	-	49,920	34,074		49,920	34,074

			-		87,715	-		87,715

Denmark - 1.0%
FLSmidth & Co A/S (a)	Capital Goods	2,805	121,240	2,624	113,418		5,429	234,658
H Lundbeck A/S	Pharma, Biotech & Life Sciences	13,973	269,384	6,932	133,641		20,905	403,025
Novo Nordisk A/S	Pharma, Biotech & Life Sciences	1,888	110,544	881	51,583		2,769	162,127

			501,168		298,642	-		799,810

Finland - 0.6%
Kone OYJ Cl B	Capital Goods	5,962	201,764	1,533	51,879		7,495	253,643
Nokia OYJ	Technology Hardware & Equipment	4,483	59,363	-	-		4,483	59,363
Tietoenator OYJ	Software & Services	9,433	160,751	-	-		9,433	160,751

			421,878		51,879	-		473,757

France - 16.2%
AXA SA	Insurance	7,448	156,596	-	-		7,448	156,596
BNP Paribas	Banks	14,706	1,066,449	4,653	337,425		19,359	1,403,874
Ciments Francais SA Cl A	Materials	596	57,906	916	88,997		1,512	146,903
Credit Agricole SA	Banks	22,376	317,712	7,978	113,278		30,354	430,990
Eiffage SA	Capital Goods	5,670	376,007	2,411	159,886		8,081	535,893
France Telecom SA	Telecommunication Services	37,371	927,728	14,564	361,548		51,935	1,289,276
Gecina SA	Real Estate	1,189	97,366	698	57,159		1,887	154,525
Natixis (a)	Banks	168,640	436,816	59,202	153,347		227,842	590,163
PEUGEOT SA (a)	Automobiles & Components	15,850	478,190	5,105	154,016		20,955	632,206
PPR	Retailing	3,223	357,282	1,053	116,729		4,276	474,011
Publicis Groupe SA	Media	5,763	203,772	-	-		5,763	203,772
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	25,144	1,638,378	10,276	669,582		35,420	2,307,960
Schneider Electric SA	Capital Goods	6,812	615,583	3,034	274,175		9,846	889,758
SCOR SE	Insurance	4,728	112,914	4,010	95,767		8,738	208,681
Societe BIC SA	Commercial & Professional Services	-	-	1,202	71,684		1,202	71,684
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	62,091	471,750	-	-		62,091	471,750
Unibail-Rodamco SE	Real Estate	1,592	276,715	-	-		1,592	276,715
Vinci SA	Capital Goods	9,145	462,992	7,240	366,546		16,385	829,538
Vivendi SA	Media	55,600	1,420,855	16,008	409,084		71,608	1,829,939
Wendel	Capital Goods	1,672	66,350	1,877	74,485		3,549	140,835

			9,541,361		3,503,708	-		13,045,069

Germany - 8.2%
Allianz SE	Insurance	5,906	579,427	1,447	141,962		7,353	721,389
Continental AG (a)	Automobiles & Components	3,091	105,832	875	29,959		3,966	135,791
Deutsche Lufthansa AG	Transportation	35,400	475,786	6,962	93,571		42,362	569,357
Deutsche Telekom AG	Telecommunication Services	87,280	1,112,434	29,440	375,230		116,720	1,487,664
Hannover Rueckversicherung AG (a)	Insurance	5,035	203,800	1,759	71,199		6,794	274,999
Henkel AG & Co KGaA	Household & Personal Products	26,200	958,342	6,342	231,977		32,542	1,190,319

Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	32,077	131,429	20,531	84,122		52,608	215,551
Linde AG	Materials	1,820	170,868	-	-		1,820	170,868
Metro AG	Food & Staples Retailing	1,519	87,499	-	-		1,519	87,499
Muenchener Rueckversicherungs AG	Insurance	3,123	469,728	1,862	280,062		4,985	749,790
ProSiebenSat.1 Media AG	Media	20,292	127,734	7,554	47,551		27,846	175,285
Salzgitter AG	Materials	-	-	715	72,124		715	72,124
Suedzucker AG	Food & Beverage	25,045	523,381	10,548	220,428		35,593	743,809

			4,946,260		1,648,185	-		6,594,445

Greece - 0.8%
Public Power Corp SA (a)	Utilities	22,585	489,904	8,209	178,066		30,794	667,970

			489,904		178,066	-		667,970

Hong Kong - 1.6%
First Pacific Co	Food & Beverage	-	-	78,000	49,820		78,000	49,820
Great Eagle Holdings Ltd	Real Estate	-	-	28,145	65,151		28,145	65,151
Guoco Group Ltd	Diversified Financials	-	-	7,000	65,935		7,000	65,935
Henderson Land Development Co Ltd	Real Estate	-	-	9,000	59,632		9,000	59,632
Hongkong Land Holdings Ltd	Real Estate	-	-	45,000	175,050		45,000	175,050
Hysan Development Co Ltd	Real Estate	-	-	20,223	54,928		20,223	54,928
Jardine Matheson Holdings Ltd	Capital Goods	-	-	2,714	78,163		2,714	78,163
Jardine Strategic Holdings Ltd	Capital Goods	-	-	7,366	119,771		7,366	119,771
New World Development Ltd	Real Estate	-	-	69,864	166,410		69,864	166,410
Swire Pacific Ltd Cl A	Real Estate	-	-	15,466	173,218		15,466	173,218
Wharf Holdings Ltd	Real Estate	-	-	30,192	142,194		30,192	142,194
Wheelock & Co Ltd	Real Estate	-	-	48,250	135,410		48,250	135,410

			-		1,285,682	-		1,285,682

Ireland - 0.7%
Anglo Irish Bank Ltd (a)(c)	Banks	80,825	-	57,849	-		138,674	-
DCC Plc	Capital Goods	4,183	88,957	2,717	57,780		6,900	146,737
Kerry Group Cl A	Food & Beverage	1,978	46,608	-	-		1,978	46,608
Smurfit Kappa Group PLC	Materials	53,973	313,733	13,883	80,699		67,856	394,432

			449,298		138,479	-		587,777

Italy - 4.5%
Banco Popolare SC (a)	Banks	12,593	101,231	3,764	30,258		16,357	131,489
Buzzi Unicem SpA	Materials	17,964	267,673	8,246	122,871		26,210	390,544
Exor SpA	Diversified Financials	3,335	55,887	3,392	56,842		6,727	112,729
Fiat SPA (a)	Automobiles & Components	13,210	145,708	-	-		13,210	145,708
Intesa Sanpaolo SpA (a)	Banks	14,473	53,606	-	-		14,473	53,606
Italcementi SpA	Materials	35,479	461,506	8,204	106,716		43,683	568,222
Telecom Italia SpA	Telecommunication Services	399,353	621,669	184,241	286,806		583,594	908,475
UniCredit SpA (a)	Banks	317,243	924,280	124,240	361,970		441,483	1,286,250

			2,631,560		965,463	-		3,597,023

Japan - 7.8%

Aeon Co Ltd	Food & Staples Retailing	-	-	12,385	119,694		12,385	119,694
Amada Co Ltd	Capital Goods	-	-	26,861	169,866		26,861	169,866
Aoyama Trading Co Ltd	Retailing	-	-	4,596	77,249		4,596	77,249
Asahi Kasei Corp	Materials	-	-	13,000	66,780		13,000	66,780
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	-	-	9,800	371,638		9,800	371,638
Brother Industries Ltd	Technology Hardware & Equipment	-	-	3,300	29,570		3,300	29,570
Central Japan Railway Co	Transportation	-	-	20	119,964		20	119,964
Chiba Bank Ltd/The	Banks	-	-	12,012	77,476		12,012	77,476
COMSYS Holdings Corp	Capital Goods	-	-	3,300	37,994		3,300	37,994
Credit Saison Co Ltd	Diversified Financials	-	-	7,941	103,105		7,941	103,105
Daito Trust Construction Co Ltd	Real Estate	-	-	1,900	93,009		1,900	93,009
Daiwa House Industry Co Ltd	Real Estate	-	-	3,000	30,852		3,000	30,852
FamilyMart Co Ltd	Food & Staples Retailing	-	-	3,100	100,299		3,100	100,299
FUJIFILM Holdings Corp	Consumer Durables & Apparel	-	-	7,505	243,610		7,505	243,610
Fukuoka Financial Group Inc	Banks	-	-	32,451	141,469		32,451	141,469
Hokuhoku Financial Group Inc	Banks	-	-	50,000	113,451		50,000	113,451
Honda Motor Co Ltd	Automobiles & Components	-	-	9,163	293,578		9,163	293,578
Japan Retail Fund Investment Corp	Real Estate	-	-	15	74,846		15	74,846
Kamigumi Co Ltd	Transportation	-	-	11,000	91,171		11,000	91,171
KDDI Corp	Telecommunication Services	-	-	15	79,101		15	79,101
Konica Minolta Holdings Inc	Technology Hardware & Equipment	-	-	12,373	134,524		12,373	134,524
Kyocera Corp	Technology Hardware & Equipment	-	-	1,691	135,358		1,691	135,358
Leopalace21 Corp	Real Estate	-	-	4,900	41,745		4,900	41,745
Nintendo Co Ltd	Software & Services	-	-	272	73,118		272	73,118
Nippon Express Co Ltd	Transportation	-	-	6,000	27,417		6,000	27,417
Nippon Mining Holdings Inc	Energy	33,500	158,359	7,929	37,481		41,429	195,840
Nissan Motor Co Ltd	Automobiles & Components	-	-	44,427	321,553		44,427	321,553
NTT Data Corp	Software & Services	-	-	18	60,318		18	60,318
ORIX Corp	Diversified Financials	-	-	3,000	188,770		3,000	188,770
Ricoh Co Ltd	Technology Hardware & Equipment	-	-	4,484	58,502		4,484	58,502
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	-	-	3,737	276,364		3,737	276,364
Seiko Epson Corp	Technology Hardware & Equipment	-	-	2,885	44,126		2,885	44,126
Seino Holdings Corp	Transportation	-	-	15,893	123,711		15,893	123,711

Seven & I Holdings Co Ltd	Food & Staples Retailing	-	-	11,700	272,850					11,700	272,850
Sony Corp	Consumer Durables & Apparel	-	-	3,359	94,389					3,359	94,389
Sumitomo Trust & Banking Co Ltd/The	Banks	-	-	22,338	121,551					22,338	121,551
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	-	-	11,100	446,589					11,100	446,589
Tokuyama Corp	Materials	-	-	7,608	57,223					7,608	57,223
Tokyo Gas Co Ltd	Utilities	-	-	23,000	83,838					23,000	83,838
Tokyo Steel Manufacturing Co Ltd	Materials	-	-	18,095	199,588					18,095	199,588
Toppan Printing Co Ltd	Commercial & Professional Services	-	-	35,154	356,728					35,154	356,728
Toyo Seikan Kaisha Ltd	Materials	3,500	74,636	8,419	179,532					11,919	254,168
Yamada Denki Co Ltd	Retailing	-	-	470	29,228					470	29,228
Yamaguchi Financial Group Inc	Banks	-	-	3,755	51,082					3,755	51,082
Yamato Holdings Co Ltd	Transportation	-	-	15,941	235,611					15,941	235,611

			232,995		6,085,918		-				6,318,913

Netherlands - 3.4%
Corporate Express NV (a)(c )	Commercial Services & Supplies	10,034	131,588	-	-					10,034	131,588
ING Groep NV	Diversified Financials	22,190	283,076	8,441	107,681					30,631	390,757
Koninklijke Ahold NV	Food & Staples Retailing	85,791	970,486	26,606	300,973					112,397	1,271,459
Koninklijke DSM NV	Materials	4,790	170,319	-	-					4,790	170,319
SNS Reaal	Diversified Financials	44,181	252,430	21,305	121,727					65,486	374,157
TomTom NV (a)	Consumer Durables & Apparel	-	-	2,935	32,082					2,935	32,082
Unilever NV	Food & Beverage	13,326	362,178	-	-					13,326	362,178

			2,170,077		562,463		-				2,732,540

New Zealand - 0.3%
Telecom Corp of New Zealand Ltd	Telecommunication Services	-	-	99,051	181,284					99,051	181,284
Vector Ltd	Utilities	-	-	30,860	40,837					30,860	40,837

			-		222,121		-				222,121

Norway - 3.1%
Fred Olsen Energy ASA	Energy	7,500	271,641	6,309	228,505					13,809	500,146
Seadrill Ltd	Energy	-	-	1,600	25,575					1,600	25,575
StatoilHydro ASA	Energy	62,674	1,333,728	25,189	536,032					87,863	1,869,760
TGS Nopec Geophysical Co ASA (a)	Energy	7,800	88,037	3,298	37,224					11,098	125,261

			1,693,406		827,336		-				2,520,742

Poland - 0.0%
Polskie Gornictwo Naftowe I Gazownictwo SA (a)	Energy	172,992	263,432	-	-	(172,992)	(263,432)	(d	)	-	-

			263,432		-		(263,432)				-

Singapore - 0.4%
CapitaCommercial Trust	Real Estate	-	-	51,000	30,238					51,000	30,238
Jardine Cycle & Carriage Ltd	Retailing	-	-	15,817	258,855					15,817	258,855
Suntec Real Estate Investment Trust	Real Estate	-	-	60,000	45,352					60,000	45,352

			-		334,445		-				334,445

South Korea - 0.1%
LG Electronics Inc	Consumer Durables & Apparel	-	-	756	79,712					756	79,712

			-		79,712		-				79,712

Spain - 7.3%
Banco Bilbao Vizcaya Argentaria SA	Banks	65,267	1,065,972	17,553	286,684					82,820	1,352,656
Banco Santander SA	Banks	133,096	1,917,160	45,670	657,846					178,766	2,575,006
Bankinter SA	Banks	4,137	46,746	-	-					4,137	46,746
Criteria Caixacorp SA	Diversified Financials	38,803	185,669	16,576	79,315					55,379	264,984
Telefonica SA	Telecommunication Services	48,808	1,207,843	16,795	415,623					65,603	1,623,466

			4,423,390		1,439,468		-				5,862,858

Sweden - 3.6%
Assa Abloy AB Cl B	Capital Goods	34,887	569,853	7,767	126,869					42,654	696,722
Boliden AB	Materials	28,980	309,280	13,336	142,324					42,316	451,604
Electrolux AB Cl B (a)	Consumer Durables & Apparel	16,315	302,325	2,219	41,119					18,534	343,444
Niscayah Group AB Cl B	Commercial & Professional Services	77,254	135,732	-	-					77,254	135,732
Securitas AB Cl B	Commercial & Professional Services	-	-	4,538	42,357					4,538	42,357
SSAB AB Cl A	Materials	-	-	1,852	24,023					1,852	24,023
Svenska Cellulosa AB Cl B	Materials	37,136	472,783	7,020	89,372					44,156	562,155
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	54,626	530,866	16,310	158,504					70,936	689,370

			2,320,839		624,568		-				2,945,407

Switzerland - 7.0%
Baloise Holding AG	Insurance	2,535	200,680	-	-					2,535	200,680
Clariant AG (a)	Materials	23,722	176,331	5,246	38,995					28,968	215,326
Holcim Ltd (a)	Materials	5,311	320,264	-	-					5,311	320,264
Novartis AG	Pharma, Biotech & Life Sciences	47,373	2,154,179	15,171	689,866					62,544	2,844,045
Roche Holding AG	Pharma, Biotech & Life Sciences	8,482	1,327,960	2,129	333,321					10,611	1,661,281
Schindler Holding AG	Capital Goods	3,940	252,599	1,275	81,742					5,215	334,341
Schindler Holding AG	Capital Goods	-	-	810	51,930					810	51,930

			4,432,013		1,195,854		-				5,627,867

Taiwan - 0.1%
Quanta Computer Inc	Technology Hardware & Equipment	-	-	50,156	94,937					50,156	94,937

			-		94,937	-			94,937

United Kingdom - 24.6%
Antofagasta PLC	Materials	52,209	655,220	27,396	343,819			79,605	999,039
Autonomy Corp PLC (a)	Software & Services	3,900	75,971	1,500	29,219			5,400	105,190
Aviva PLC	Insurance	117,713	684,490	42,777	248,744			160,490	933,234
Barclays PLC	Banks	190,926	956,860	81,431	408,106			272,357	1,364,966
BG Group PLC	Energy	96,924	1,605,247	18,079	299,423			115,003	1,904,670
Carphone Warehouse Group PLC	Retailing	-	-	30,719	91,415			30,719	91,415
Compass Group PLC	Consumer Services	8,417	45,002	-	-			8,417	45,002
Experian PLC	Commercial & Professional Services	98,814	809,265	36,293	297,232			135,107	1,106,497
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	82,887	1,578,889	28,243	537,992			111,130	2,116,881
Home Retail Group PLC	Retailing	14,413	75,029	9,072	47,226			23,485	122,255
HSBC Holdings PLC	Banks	112,043	1,125,183	27,924	280,425			139,967	1,405,608
ICAP PLC	Diversified Financials	68,584	516,207	7,909	59,528			76,493	575,735
International Power PLC	Utilities	110,296	466,735	29,729	125,803			140,025	592,538
Investec PLC	Diversified Financials	30,010	200,998	37,348	250,146			67,358	451,144
J Sainsbury PLC	Food & Staples Retailing	68,602	361,098	27,585	145,198			96,187	506,296
Kingfisher PLC	Retailing	143,964	507,772	36,614	129,140			180,578	636,912
National Grid PLC	Utilities	13,975	129,396					13,975	129,396
Next PLC	Retailing	4,523	127,849	3,623	102,409			8,146	230,258
Old Mutual PLC	Insurance	441,166	700,815	202,326	321,405			643,492	1,022,220
Reckitt Benckiser Group PLC	Household & Personal Products	-	-	562	26,796			562	26,796
RSA Insurance Group PLC	Insurance	84,727	177,828	-	-			84,727	177,828
Sage Group PLC/The	Software & Services	33,344	108,016	-	-			33,344	108,016
Standard Chartered PLC	Banks	17,772	418,674	5,237	123,373			23,009	542,047
Thomas Cook Group PLC	Consumer Services	71,098	255,777	34,233	123,154			105,331	378,931
Thomson Reuters PLC	Media	19,395	615,749	5,729	181,883			25,124	797,632
Travis Perkins PLC	Capital Goods	4,849	65,477	-	-			4,849	65,477
Trinity Mirror Plc	Media	75,285	102,033	-	-			75,285	102,033
Unilever PLC	Food & Beverage	30,407	796,482	-	-			30,407	796,482
Vodafone Group PLC	Telecommunication Services	909,715	1,850,525	355,506	723,164			1,265,221	2,573,689

			15,012,587		4,895,600	-			19,908,187

United States - 1.5%
Eastman Chemical Co	Materials	1,400	69,524	-	-			1,400	69,524
Lubrizol Corp	Materials	1,900	110,067	-	-			1,900	110,067
Noble Corp (a)	Energy	8,400	284,424	-	-			8,400	284,424
Rock Tenn Co Cl A	Materials	1,200	53,952	-	-			1,200	53,952
Southwestern Energy Co (a)	Energy	15,800	654,594	-	-			15,800	654,594

			1,172,561		-	-			1,172,561

Total Investments - 97.8% (Cost $80,884,772) (b)			52,705,861		26,479,323	(263,432)			78,921,752

Other Assets, less liabilities - 2.2%			837,281		792,077	113,432	(d)(e)		1,742,790

Net Assets - 100.0%			$53,543,142		$27,271,400	$(150,000)			$80,664,542

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $82,054,244. The aggregate gross unrealized appreciation is $8,934,820 and the aggregate gross unrealized depreciation is $11,803,880, resulting in net unrealized depreciation of $2,869,060.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the

(d ) Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

(e) Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.

See Notes to Pro Forma Financial Statements

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Portfolio of Investments

(July 31, 2009)

(unaudited)

		Domini PacAsia Social Equity Fund		Domini International Social Equity Fund		Pro Forma Adjustments	Domini International Social Equity Fund Pro Forma Combined

Country/Security	Industry	Shares	Value	Shares	Value		Shares	Value
Australia - 7.3%
AGL Energy Ltd	Utilities	27,660	$342,628	28,821	$357,008		56,481	$699,636
Amcor Ltd/Australia	Materials	8,640	35,555	-	-		8,640	35,555
Asciano Group (a)	Transportation	45,947	61,117	-	-		45,947	61,117
Bendigo and Adelaide Bank Ltd	Banks	13,131	89,515	-	-		13,131	89,515
BlueScope Steel Ltd	Materials	83,457	233,817	24,489	68,610		107,946	302,427
CFS Retail Property Trust	Real Estate	28,220	40,235	-	-		28,220	40,235
Computershare Ltd	Software & Services	2,780	22,719	-	-		2,780	22,719
Fairfax Media Ltd	Media	64,733	79,378	-	-		64,733	79,378
National Australia Bank Ltd	Banks	20,278	410,158	9,897	200,184		30,175	610,342
OneSteel Ltd	Materials	44,517	110,658	11,862	29,486		56,379	140,144
Origin Energy Ltd	Energy	8,139	98,112	7,880	94,990		16,019	193,102
QBE Insurance Group Ltd	Insurance	7,610	123,368	-	-		7,610	123,368
Suncorp-Metway Ltd	Insurance	43,756	258,273	40,631	239,828		84,387	498,101
Telstra Corp Ltd	Telecommunication Services	64,483	189,236	-	-		64,483	189,236
Westpac Banking Corp	Banks	16,400	295,724	9,158	165,137		25,558	460,861
			2,390,493		1,155,243	-		3,545,736

Austria - 0.8%
EVN AG	Utilities	-	-	1,434	23,828		1,434	23,828
Immoeast AG (a)	Real Estate	-	-	29,148	80,170		29,148	80,170
Mayr Melnhof Karton AG	Materials	-	-	302	28,164		302	28,164
OMV AG	Energy	2,445	96,539	4,516	178,311		6,961	274,850
			96,539		310,473	-		407,012

Belgium - 1.0%
D’ieteren SA	Retailing	-	-	118	25,346		118	25,346
Delhaize Group	Food & Staples Retailing	-	-	3,621	257,556		3,621	257,556
Fortis (a)	Diversified Financials	-	-	30,803	119,222		30,803	119,222
Omega Pharma SA	Health Care Equipment & Services	-	-	801	25,097		801	25,097
UCB SA	Pharma, Biotech & Life Sciences	-	-	2,011	66,145		2,011	66,145
			-		493,366	-		493,366

China - 2.8%
Agile Property Holdings Ltd	Real Estate	145,260	205,050	38,000	53,641		183,260	258,691
Byd Co Ltd (a)	Capital Goods	21,846	120,927	-	-		21,846	120,927
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	246,000	167,914	49,920	34,074		295,920	201,988
China Life Insurance Co Ltd	Insurance	31,190	138,442	-	-		31,190	138,442
Guangzhou R&F Properties Co Ltd	Real Estate	18,800	41,481	-	-		18,800	41,481
Hengan International Group Co Ltd	Household & Personal Products	9,566	55,668	-	-		9,566	55,668
Hopson Development Holdings Ltd	Real Estate	41,357	66,384	-	-		41,357	66,384
Ping An Insurance Group Co of China Ltd	Insurance	2,500	22,113	-	-		2,500	22,113
Semiconductor Manufacturing International Corp (a)	Semiconductors & Semiconductor Equipment	1,252,000	67,850	-	-		1,252,000	67,850
Shenzhen Investment Ltd	Real Estate	64,000	31,711	-	-		64,000	31,711
Shimao Property Holdings Ltd	Real Estate	81,000	163,044	-	-		81,000	163,044
Soho China Ltd	Real Estate	215,000	136,767	-	-		215,000	136,767
TPV Technology Ltd	Technology Hardware & Equipment	150,950	82,194	-	-		150,950	82,194
			1,299,545		87,715	-		1,387,260

Denmark - 0.6%
FLSmidth & Co A/S (a)	Capital Goods	-	-	2,624	113,418		2,624	113,418
H Lundbeck A/S	Pharma, Biotech & Life Sciences	-	-	6,932	133,641		6,932	133,641
Novo Nordisk A/S	Pharma, Biotech & Life Sciences	-	-	881	51,583		881	51,583
			-		298,642	-		298,642

Finland - 0.1%
Kone OYJ Cl B	Capital Goods	-	-	1,533	51,879		1,533	51,879
			-		51,879	-		51,879

France - 7.1%
BNP Paribas	Banks	-	-	4,653	337,425		4,653	337,425
Ciments Francais SA Cl A	Materials	-	-	916	88,997		916	88,997
Credit Agricole SA	Banks	-	-	7,978	113,278		7,978	113,278
Eiffage SA	Capital Goods	-	-	2,411	159,886		2,411	159,886
France Telecom SA	Telecommunication Services	-	-	14,564	361,548		14,564	361,548
Gecina SA	Real Estate	-	-	698	57,159		698	57,159
Natixis (a)	Banks	-	-	59,202	153,347		59,202	153,347

PEUGEOT SA (a)	Automobiles & Components	-	-	5,105	154,016		5,105	154,016
PPR	Retailing	-	-	1,053	116,729		1,053	116,729
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	-	-	10,276	669,582		10,276	669,582
Schneider Electric SA	Capital Goods	-	-	3,034	274,175		3,034	274,175
SCOR SE	Insurance	-	-	4,010	95,767		4,010	95,767
Societe BIC SA	Commercial & Professional Services	-	-	1,202	71,684		1,202	71,684
Vinci SA	Capital Goods	-	-	7,240	366,546		7,240	366,546
Vivendi SA	Media	-	-	16,008	409,084		16,008	409,084
Wendel	Capital Goods	-	-	1,877	74,485		1,877	74,485
			-		3,503,708	-		3,503,708

Germany - 3.4%
Allianz SE	Insurance	-	-	1,447	141,962		1,447	141,962

Continental AG (a)	Automobiles & Components	-	-	875	29,959		875	29,959
Deutsche Lufthansa AG	Transportation	-	-	6,962	93,571		6,962	93,571

Deutsche Telekom AG	Telecommunication Services	-	-	29,440	375,230		29,440	375,230
Hannover Rueckversicherung AG (a)	Insurance	-	-	1,759	71,199		1,759	71,199
Henkel AG & Co KGaA	Household & Personal Products	-	-	6,342	231,977		6,342	231,977
Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	-	-	20,531	84,122		20,531	84,122
Muenchener Rueckversicherungs AG	Insurance	-	-	1,862	280,062		1,862	280,062
ProSiebenSat.1 Media AG	Media	-	-	7,554	47,551		7,554	47,551
Salzgitter AG	Materials	-	-	715	72,124		715	72,124
Suedzucker AG	Food & Beverage	-	-	10,548	220,428		10,548	220,428
			-		1,648,185	-		1,648,185

Greece - 0.4%
Public Power Corp SA (a)	Utilities	-	-	8,209	178,066		8,209	178,066
			-		178,066	-		178,066
Hong Kong - 6.8%
Esprit Holdings Ltd	Retailing	6,500	46,715	-	-		6,500	46,715
First Pacific Co	Food & Beverage	78,389	50,067	78,000	49,820		156,389	99,887
Great Eagle Holdings Ltd	Real Estate	27,874	64,523	28,145	65,151		56,019	129,674
Guoco Group Ltd	Diversified Financials	10,000	94,193	7,000	65,935		17,000	160,128
Henderson Land Development Co Ltd	Real Estate	29,733	197,004	9,000	59,632		38,733	256,636
Hongkong Land Holdings Ltd	Real Estate	25,000	97,250	45,000	175,050		70,000	272,300
Hysan Development Co Ltd	Real Estate	36,191	98,299	20,223	54,928		56,414	153,227
Jardine Matheson Holdings Ltd	Capital Goods	6,111	175,997	2,714	78,163		8,825	254,160
Jardine Strategic Holdings Ltd	Capital Goods	9,531	154,974	7,366	119,771		16,897	274,745
New World Development Ltd	Real Estate	92,406	220,104	69,864	166,410		162,270	386,514
PCCW Ltd	Telecommunication Services	79,000	21,508	-	-		79,000	21,508
Sino Land Co	Real Estate	24,664	50,346	-	-		24,664	50,346
Sun Hung Kai Properties Ltd	Real Estate	6,065	91,953	-	-		6,065	91,953
Swire Pacific Ltd Cl A	Real Estate	24,167	270,669	15,466	173,218		39,633	443,887
Techtronic Industries Co	Consumer Durables & Apparel	55,500	46,262	-	-		55,500	46,262
Wharf Holdings Ltd	Real Estate	33,675	158,597	30,192	142,194		63,867	300,791
Wheelock & Co Ltd	Real Estate	63,221	177,426	48,250	135,410		111,471	312,836
			2,015,887		1,285,682	-		3,301,569

India - 1.8%

Hero Honda Motors Ltd	Automobiles & Components	7,379	246,216	-	-		7,379	246,216
JSW Steel Ltd	Materials	9,830	142,899	-	-		9,830	142,899
Mahanagar Telephone Nigam	Telecommunication Services	48,494	103,663	-	-		48,494	103,663
Punjab National Bank Ltd	Banks	13,468	193,804	-	-		13,468	193,804
Sterlite Industries India Ltd	Materials	10,813	145,451	-	-		10,813	145,451
Videocon Industries Ltd	Consumer Durables & Apparel	11,549	43,679	-	-		11,549	43,679
			875,712		-	-		875,712

Indonesia - 0.3%
Perusahaan Gas Negara PT	Utilities	433,000	152,695	-	-		433,000	152,695
			152,695		-	-		152,695

Ireland - 0.3%
Anglo Irish Bank Ltd (a)(c)	Banks	-	-	57,849	0		57,849	0
DCC Plc	Capital Goods	-	-	2,717	57,780		2,717	57,780
Smurfit Kappa Group PLC	Materials	-	-	13,883	80,699		13,883	80,699
			-		138,479	-		138,479

Italy - 2.0%
Banco Popolare SC (a)	Banks	-	-	3,764	30,258		3,764	30,258
Buzzi Unicem SpA	Materials	-	-	8,246	122,871		8,246	122,871
Exor SpA	Diversified Financials	-	-	3,392	56,842		3,392	56,842
Italcementi SpA	Materials	-	-	8,204	106,716		8,204	106,716
Telecom Italia SpA	Telecommunication Services	-	-	184,241	286,806		184,241	286,806
UniCredit SpA (a)	Banks	-	-	124,240	361,970		124,240	361,970
			-		965,463	-		965,463

Japan - 31.9%
Aeon Co Ltd	Food & Staples Retailing	9,464	91,463	12,385	119,694		21,849	211,157

Alps Electric Co Ltd	Technology Hardware & Equipment	6,600	36,606	-	-		6,600	36,606
Amada Co Ltd	Capital Goods	45,189	285,768	26,861	169,866		72,050	455,634
Aoyama Trading Co Ltd	Retailing	7,790	130,931	4,596	77,249		12,386	208,180
Asahi Kasei Corp	Materials	28,640	147,119	13,000	66,780		41,640	213,899
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	11,684	443,083	9,800	371,638		21,484	814,721
Brother Industries Ltd	Technology Hardware & Equipment	5,952	53,333	3,300	29,570		9,252	82,903
Central Japan Railway Co	Transportation	43	257,923	20	119,964		63	377,887
Chiba Bank Ltd/The	Banks	15,000	96,749	12,012	77,476		27,012	174,225
COMSYS Holdings Corp	Capital Goods	11,500	132,402	3,300	37,994		14,800	170,396
Credit Saison Co Ltd	Diversified Financials	12,700	164,895	7,941	103,105		20,641	268,000
Daicel Chemical Industries Ltd	Materials	7,000	44,341	-	-		7,000	44,341
Daito Trust Construction Co Ltd	Real Estate	2,000	97,904	1,900	93,009		3,900	190,913
Daiwa House Industry Co Ltd	Real Estate	9,769	100,466	3,000	30,852		12,769	131,318
Eisai Co Ltd	Pharma, Biotech & Life Sciences	4,600	162,845	-	-		4,600	162,845
FamilyMart Co Ltd	Food & Staples Retailing	2,400	77,651	3,100	100,299		5,500	177,950
FUJIFILM Holdings Corp	Consumer Durables & Apparel	10,018	325,181	7,505	243,610		17,523	568,791
Fukuoka Financial Group Inc	Banks	24,983	108,913	32,451	141,469		57,434	250,382
Hokuhoku Financial Group Inc	Banks	61,846	140,330	50,000	113,451		111,846	253,781

Honda Motor Co Ltd	Automobiles & Components	14,498	464,509	9,163	293,578		23,661	758,087
Japan Retail Fund Investment Corp	Real Estate	28	139,713	15	74,846		43	214,559
Kamigumi Co Ltd	Transportation	4,000	33,153	11,000	91,171		15,000	124,324
KDDI Corp	Telecommunication Services	27	142,381	15	79,101		42	221,482
Konica Minolta Holdings Inc	Technology Hardware & Equipment	17,000	184,831	12,373	134,524		29,373	319,355
Kyocera Corp	Technology Hardware & Equipment	2,675	214,124	1,691	135,358		4,366	349,482
Leopalace21 Corp	Real Estate	5,185	44,173	4,900	41,745		10,085	85,918
Mitsui Fudosan Co Ltd	Real Estate	5,486	100,275	-	-		5,486	100,275
Mitsui OSK Lines Ltd	Transportation	18,394	111,491	-	-		18,394	111,491
Mitsumi Electric Co Ltd	Technology Hardware & Equipment	3,400	83,397	-	-		3,400	83,397
Nintendo Co Ltd	Software & Services	493	132,527	272	73,118		765	205,645
Nippon Express Co Ltd	Transportation	27,691	126,536	6,000	27,417		33,691	153,953
Nippon Mining Holdings Inc	Energy	15,041	71,101	7,929	37,481		22,970	108,582

Nissan Motor Co Ltd	Automobiles & Components	59,337	429,468	44,427	321,553		103,764	751,021
Nitto Denko Corp	Materials	2,100	67,283	-	-		2,100	67,283
Nomura Holdings Inc	Diversified Financials	16,051	139,779	-	-		16,051	139,779
NTT Data Corp	Software & Services	48	160,849	18	60,318		66	221,167
ORIX Corp	Diversified Financials	3,993	251,253	3,000	188,770		6,993	440,023
Ricoh Co Ltd	Technology Hardware & Equipment	8,010	104,506	4,484	58,502		12,494	163,008
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	4,300	318,000	3,737	276,364		8,037	594,364
Seiko Epson Corp	Technology Hardware & Equipment	3,455	52,844	2,885	44,126		6,340	96,970
Seino Holdings Corp	Transportation	27,800	216,396	15,893	123,711		43,693	340,107
Seven & I Holdings Co Ltd	Food & Staples Retailing	16,579	386,631	11,700	272,850		28,279	659,481
Sony Corp	Consumer Durables & Apparel	11,094	311,744	3,359	94,389		14,453	406,133
Sumitomo Trust & Banking Co Ltd/The	Banks	32,290	175,705	22,338	121,551		54,628	297,256
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	12,646	508,789	11,100	446,589		23,746	955,378
Tokuyama Corp	Materials	18,629	140,116	7,608	57,223		26,237	197,339
Tokyo Gas Co Ltd	Utilities	33,000	120,290	23,000	83,838		56,000	204,128
Tokyo Steel Manufacturing Co Ltd	Materials	15,500	170,965	18,095	199,588		33,595	370,553
Toppan Printing Co Ltd	Commercial & Professional Services	42,297	429,213	35,154	356,728		77,451	785,941
Toyo Seikan Kaisha Ltd	Materials	15,779	336,482	8,419	179,532		24,198	516,014
Yamada Denki Co Ltd	Retailing	1,640	101,989	470	29,228		2,110	131,217
Yamaguchi Financial Group Inc	Banks	1,172	15,943	3,755	51,082		4,927	67,025
Yamato Holdings Co Ltd	Transportation	20,773	307,029	15,941	235,611		36,714	542,640
			9,491,388		6,085,918	-		15,577,306

Malaysia - 0.9%
AMMB Holdings Bhd	Diversified Financials	65,600	74,494	-	-		65,600	74,494
MMC Corp Bhd	Commercial & Professional Services	31,600	21,799	-	-		31,600	21,799
PPB Group Bhd	Food & Beverage	17,291	72,158	-	-		17,291	72,158
RHB Capital Bhd	Banks	16,800	21,939	-	-		16,800	21,939
Telekom Malaysia Bhd	Telecommunication Services	135,400	114,931	-	-		135,400	114,931
Tenaga Nasional Bhd	Utilities	60,056	138,951	-	-		60,056	138,951
			444,272		-	-		444,272

Netherlands - 1.1%
ING Groep NV	Diversified Financials	-	-	8,441	107,681		8,441	107,681
Koninklijke Ahold NV	Food & Staples Retailing	-	-	26,606	300,973		26,606	300,973
SNS Reaal	Diversified Financials	-	-	21,305	121,727		21,305	121,727
TomTom NV (a)	Consumer Durables & Apparel	-	-	2,935	32,082		2,935	32,082
			-		562,463	-		562,463

New Zealand - 1.1%
Telecom Corp of New Zealand Ltd	Telecommunication Services	126,259	231,081	99,051	181,284				225,310	412,365
Vector Ltd	Utilities	56,693	75,021	30,860	40,837				87,553	115,858
			306,102		222,121		-			528,223

Norway - 2.0%
Fred Olsen Energy ASA	Energy	2,100	76,060	6,309	228,505				8,409	304,565
Seadrill Ltd	Energy	-	-	1,600	25,575				1,600	25,575
StatoilHydro ASA	Energy	3,465	73,736	25,189	536,032				28,654	609,768
TGS Nopec Geophysical Co ASA (a)	Energy	-	-	3,298	37,224				3,298	37,224
			149,796		827,336		-			977,132

Singapore - 1.8%
CapitaCommercial Trust	Real Estate	88,000	52,175	51,000	30,238				139,000	82,413
DBS Group Holdings Ltd	Banks	2,300	22,138	-	-				2,300	22,138
Jardine Cycle & Carriage Ltd	Retailing	20,662	338,146	15,817	258,855				36,479	597,001
STATS ChipPAC Ltd (a)	Semiconductors & Semiconductor Equipment	43,000	22,364	-	-				43,000	22,364
Suntec Real Estate Investment Trust	Real Estate	72,000	54,423	60,000	45,352				132,000	99,775
Venture Corp Ltd	Technology Hardware & Equipment	10,000	66,225	-	-				10,000	66,225
			555,471		334,445		-			889,916

South Korea - 0.2%
Dongbu Insurance Co Ltd	Insurance	1,650	42,250	-	-	(1,650)	(42,250)	(d)	0	0
GS Holdings Corp	Energy	3,018	80,967	-	-	(3,018)	(80,967)	(d)	0	0
Hana Financial Group Inc	Banks	2,348	66,911	-	-	(2,348)	(66,911)	(d)	0	0
Korea Investment Holdings Co Ltd	Diversified Financials	2,780	90,765	-	-	(2,780)	(90,765)	(d)	0	0
Korea Zinc Co Ltd	Materials	1,074	122,860	-	-	(1,074)	(122,860)	(d)	0	0
KT Corp	Telecommunication Services	5,961	192,682	-	-	(5,961)	(192,682)	(d)	0	0
LG Corp	Capital Goods	3,278	176,684	-	-	(3,278)	(176,684)	(d)	0	0
LG Electronics Inc	Consumer Durables & Apparel	3,800	400,668	756	79,712	(3,800)	(400,668)	(d)	756	79,712
LG Telecom Ltd	Telecommunication Services	15,570	109,530	-	-	(15,570)	(109,530)	(d)	0	0
Lotte Shopping Co Ltd	Retailing	642	160,735	-	-	(642)	(160,735)	(d)	0	0
Woori Finance Holdings Co Ltd (a)	Banks	14,177	162,178	-	-	(14,177)	(162,178)	(d)	0	0
Woori Investment & Securities Co Ltd	Diversified Financials	9,150	137,824	-	-	(9,150)	(137,824)	(d)	0	0
			1,744,054		79,712		(1,744,054)			79,712

Spain - 2.9%
Banco Bilbao Vizcaya Argentaria SA	Banks	-	-	17,553	286,684				17,553	286,684
Banco Santander SA	Banks	-	-	45,670	657,846				45,670	657,846
Criteria Caixacorp SA	Diversified Financials	-	-	16,576	79,315				16,576	79,315
Telefonica SA	Telecommunication Services	-	-	16,795	415,623				16,795	415,623
			-		1,439,468		-			1,439,468

Sweden - 1.3%
Assa Abloy AB Cl B	Capital Goods	-	-	7,767	126,869				7,767	126,869
Boliden AB	Materials	-	-	13,336	142,324				13,336	142,324
Electrolux AB Cl B (a)	Consumer Durables & Apparel	-	-	2,219	41,119				2,219	41,119
Securitas AB Cl B	Commercial & Professional Services	-	-	4,538	42,357				4,538	42,357
SSAB AB Cl A	Materials	-	-	1,852	24,023				1,852	24,023
Svenska Cellulosa AB Cl B	Materials	-	-	7,020	89,372				7,020	89,372
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	-	-	16,310	158,504				16,310	158,504
			-		624,568		-			624,568

Switzerland - 2.4%
Clariant AG (a)	Materials	-	-	5,246	38,995				5,246	38,995
Novartis AG	Pharma, Biotech & Life Sciences	-	-	15,171	689,866				15,171	689,866
Roche Holding AG	Pharma, Biotech & Life Sciences	-	-	2,129	333,321				2,129	333,321
Schindler Holding AG	Capital Goods	-	-	1,275	81,742				1,275	81,742
Schindler Holding AG	Capital Goods	-	-	810	51,930				810	51,930
			-		1,195,854		-			1,195,854

Taiwan - 2.8%
Acer Inc	Technology Hardware & Equipment	42,928	90,547	-	-				42,928	90,547
Advanced Semiconductor Engineering Inc	Semiconductors & Semiconductor Equipment	78,000	56,227	-	-				78,000	56,227
Compal Electronics Inc	Technology Hardware & Equipment	163,000	159,979	-	-				163,000	159,979
HTC Corp (a)	Technology Hardware & Equipment	5,161	70,396	-	-				5,161	70,396
Lite-On Technology Corp	Technology Hardware & Equipment	154,000	175,320	-	-				154,000	175,320
MediaTek Inc	Semiconductors & Semiconductor Equipment	9,495	136,457	-	-				9,495	136,457
Mega Financial Holding Co Ltd	Banks	155,000	80,788	-	-				155,000	80,788
Quanta Computer Inc	Technology Hardware & Equipment	182,709	345,837	50,156	94,937				232,865	440,774
Taiwan Cooperative Bank	Banks	229,008	141,001	-	-				229,008	141,001
			1,256,552		94,937		-			1,351,489

Thailand - 0.5%
Bangkok Bank PCL	Banks	66,718	220,563	-	-			66,718	220,563
			220,563		-	-			220,563

United Kingdom - 10.0%
Antofagasta PLC	Materials	-	-	27,396	343,819			27,396	343,819
Autonomy Corp PLC (a)	Software & Services	-	-	1,500	29,219			1,500	29,219
Aviva PLC	Insurance	-	-	42,777	248,744			42,777	248,744
Barclays PLC	Banks	-	-	81,431	408,106			81,431	408,106
BG Group PLC	Energy	-	-	18,079	299,423			18,079	299,423
Carphone Warehouse Group PLC	Retailing	-	-	30,719	91,415			30,719	91,415
Experian PLC	Commercial & Professional Services	-	-	36,293	297,232			36,293	297,232
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	-	-	28,243	537,992			28,243	537,992
Home Retail Group PLC	Retailing	-	-	9,072	47,226			9,072	47,226
HSBC Holdings PLC	Banks	-	-	27,924	280,425			27,924	280,425
ICAP PLC	Diversified Financials	-	-	7,909	59,528			7,909	59,528
International Power PLC	Utilities	-	-	29,729	125,803			29,729	125,803
Investec PLC	Diversified Financials	-	-	37,348	250,146			37,348	250,146
J Sainsbury PLC	Food & Staples Retailing	-	-	27,585	145,198			27,585	145,198
Kingfisher PLC	Retailing	-	-	36,614	129,140			36,614	129,140
Next PLC	Retailing	-	-	3,623	102,409			3,623	102,409
Old Mutual PLC	Insurance	-	-	202,326	321,405			202,326	321,405
Reckitt Benckiser Group PLC	Household & Personal Products	-	-	562	26,796			562	26,796
Standard Chartered PLC	Banks	-	-	5,237	123,373			5,237	123,373
Thomas Cook Group PLC	Consumer Services	-	-	34,233	123,154			34,233	123,154
Thomson Reuters PLC	Media	-	-	5,729	181,883			5,729	181,883
Vodafone Group PLC	Telecommunication Services	-	-	355,506	723,164			355,506	723,164
			-		4,895,600	-			4,895,600

United States - 0.5%
National Oilwell Varco Inc (a)	Energy	600	21,564	-	-			600	21,564
Noble Corp (a)	Energy	1,326	44,898	-	-			1,326	44,898
Southwestern Energy Co (a)	Energy	3,706	153,540	-	-			3,706	153,540
Tidewater Inc	Energy	743	33,435	-	-			743	33,435
			253,437		-	-			253,437

Total Investments - 94.1% (Cost $45,546,024) (b)			21,252,506		26,479,323	(1,744,054)			45,987,775

Other Assets, less liabilities - 5.9%			493,177		792,077	1,594,054	(d)(e)		2,879,308
Net Assets - 100.0%			21,745,683		27,271,400	(150,000)			48,867,083

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $46,799,008. The aggregate gross unrealized appreciation is $5,620,009 and the aggregate gross unrealized depreciation is $4,687,188, resulting in net unrealized appreciation of $932,821.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s

(d) Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

(e) Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.

See Notes to Pro Forma Financial Statements

Domini European Social Equity Fund

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Portfolio of Investments

July 31, 2009

(unaudited)

		Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini International Social Equity Fund		Pro Forma Adjustments	Domini International Social Equity Fund Pro Forma Combined

Country/Security	Industry	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Australia - 3.5%
AGL Energy Ltd	Utilities	-	$-	27,660	$342,628	28,821	$357,008		56,481	$699,636
Amcor Ltd/Australia	Materials	-	-	8,640	35,555	-	-		8,640	35,555
Asciano Group (a)	Transportation	-	-	45,947	61,117	-	-		45,947	61,117
Bendigo and Adelaide Bank Ltd	Banks	-	-	13,131	89,515	-	-		13,131	89,515
BlueScope Steel Ltd	Materials	-	-	83,457	233,817	24,489	68,610		107,946	302,427
CFS Retail Property Trust	Real Estate	-	-	28,220	40,235	-	-		28,220	40,235
Computershare Ltd	Software & Services	-	-	2,780	22,719	-	-		2,780	22,719
Fairfax Media Ltd	Media	-	-	64,733	79,378	-	-		64,733	79,378
National Australia Bank Ltd	Banks	-	-	20,278	410,158	9,897	200,184		30,175	610,342
OneSteel Ltd	Materials	-	-	44,517	110,658	11,862	29,486		56,379	140,144
Origin Energy Ltd	Energy	-	-	8,139	98,112	7,880	94,990		16,019	193,102
QBE Insurance Group Ltd	Insurance	-	-	7,610	123,368	-	-		7,610	123,368
Suncorp-Metway Ltd	Insurance	-	-	43,756	258,273	40,631	239,828		84,387	498,101
Telstra Corp Ltd	Telecommunication Services	-	-	64,483	189,236	-	-		64,483	189,236
Westpac Banking Corp	Banks	-	-	16,400	295,724	9,158	165,137		25,558	460,861

			-		2,390,493		1,155,243	-		3,545,736

Austria - 1.4%
EVN AG	Utilities	-	-	-	-	1,434	23,828		1,434	23,828
Immoeast AG (a)	Real Estate	35,335	97,186	-	-	29,148	80,170		64,483	177,356
IMMOFINANZ AG (a)	Real Estate	51,385	107,091						51,385	107,091
Mayr Melnhof Karton AG	Materials	-	-	-	-	302	28,164		302	28,164
OMV AG	Energy	19,758	780,132	2,445	96,539	4,516	178,311		26,719	1,054,982

			984,409		96,539		310,473	-		1,391,421

Belgium - 1.5%
D’ieteren SA	Retailing	-	-	-	-	118	25,346		118	25,346

Delhaize Group	Food & Staples Retailing	8,294	589,940	-	-	3,621	257,556		11,915	847,496
Fortis (a)	Diversified Financials	77,101	298,416	-	-	30,803	119,222		107,904	417,638
KBC Ancora (a)	Diversified Financials	11,437	130,367						11,437	130,367
Omega Pharma SA	Health Care Equipment & Services	-	-	-	-	801	25,097		801	25,097
UCB SA	Pharma, Biotech & Life Sciences	-	-	-	-	2,011	66,145		2,011	66,145

			1,018,723		-		493,366	-		1,512,089

China - 1.3%
Agile Property Holdings Ltd	Real Estate	-	-	145,260	205,050	38,000	53,641		183,260	258,691
Byd Co Ltd (a)	Capital Goods	-	-	21,846	120,927	-	-		21,846	120,927
Chaoda Modern Agriculture Holdings Ltd	Food & Beverage	-	-	246,000	167,914	49,920	34,074		295,920	201,988
China Life Insurance Co Ltd	Insurance	-	-	31,190	138,442	-	-		31,190	138,442
Guangzhou R&F Properties Co Ltd	Real Estate	-	-	18,800	41,481	-	-		18,800	41,481
Hengan International Group Co Ltd	Household & Personal Products	-	-	9,566	55,668	-	-		9,566	55,668
Hopson Development Holdings Ltd	Real Estate	-	-	41,357	66,384	-	-		41,357	66,384
Ping An Insurance Group Co of China Ltd	Insurance	-	-	2,500	22,113	-	-		2,500	22,113
Semiconductor Manufacturing International Corp (a)	Semiconductors & Semiconductor Equipment	-	-	1,252,000	67,850	-	-		1,252,000	67,850
Shenzhen Investment Ltd	Real Estate	-	-	64,000	31,711	-	-		64,000	31,711
Shimao Property Holdings Ltd	Real Estate	-	-	81,000	163,044	-	-		81,000	163,044
Soho China Ltd	Real Estate	-	-	215,000	136,767	-	-		215,000	136,767
TPV Technology Ltd	Technology Hardware & Equipment	-	-	150,950	82,194	-	-		150,950	82,194

			-		1,299,545		87,715	-		1,387,260

Denmark - 0.8%
FLSmidth & Co A/S (a)	Capital Goods	2,805	121,240	-	-	2,624	113,418		5,429	234,658
H Lundbeck A/S	Pharma, Biotech & Life Sciences	13,973	269,384	-	-	6,932	133,641		20,905	403,025
Novo Nordisk A/S	Pharma, Biotech & Life Sciences	1,888	110,544	-	-	881	51,583		2,769	162,127

			501,168		-		298,642	-	0	799,810

									0
Finland - 0.5%									0
Kone OYJ Cl B	Capital Goods	5,962	201,764	-	-	1,533	51,879		7,495	253,643
Nokia OYJ	Technology Hardware & Equipment	4,483	59,363	-	-	-	-		4,483	59,363
Tietoenator OYJ	Software & Services	9,433	160,751	-	-	-	-		9,433	160,751

			421,878		0		51,879	-		473,757

France - 12.7%
AXA SA	Insurance	7,448	156,596	-	-	-	-		7,448	156,596
BNP Paribas	Banks	14,706	1,066,449	-	-	4,653	337,425		19,359	1,403,874
Ciments Francais SA Cl A	Materials	596	57,906	-	-	916	88,997		1,512	146,903
Credit Agricole SA	Banks	22,376	317,712	-	-	7,978	113,278		30,354	430,990
Eiffage SA	Capital Goods	5,670	376,007	-	-	2,411	159,886		8,081	535,893
France Telecom SA	Telecommunication Services	37,371	927,728	-	-	14,564	361,548		51,935	1,289,276
Gecina SA	Real Estate	1,189	97,366	-	-	698	57,159		1,887	154,525
Natixis (a)	Banks	168,640	436,816	-	-	59,202	153,347		227,842	590,163
PEUGEOT SA (a)	Automobiles & Components	15,850	478,190	-	-	5,105	154,016		20,955	632,206
PPR	Retailing	3,223	357,282	-	-	1,053	116,729		4,276	474,011
Publicis Groupe SA	Media	5,763	203,772	-	-	-	-		5,763	203,772
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	25,144	1,638,378	-	-	10,276	669,582		35,420	2,307,960
Schneider Electric SA	Capital Goods	6,812	615,583	-	-	3,034	274,175		9,846	889,758
SCOR SE	Insurance	4,728	112,914	-	-	4,010	95,767		8,738	208,681
Societe BIC SA	Commercial & Professional Services	-	-	-	-	1,202	71,684		1,202	71,684
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	62,091	471,750	-	-	-	-		62,091	471,750
Unibail-Rodamco SE	Real Estate	1,592	276,715	-	-	-	-		1,592	276,715
Vinci SA	Capital Goods	9,145	462,992	-	-	7,240	366,546		16,385	829,538
Vivendi SA	Media	55,600	1,420,855	-	-	16,008	409,084		71,608	1,829,939
Wendel	Capital Goods	1,672	66,350	-	-	1,877	74,485		3,549	140,835

			9,541,361		-		3,503,708	-		13,045,069

Germany - 6.4%
Allianz SE	Insurance	5,906	579,427	-	-	1,447	141,962		7,353	721,389
Continental AG (a)	Automobiles & Components	3,091	105,832	-	-	875	29,959		3,966	135,791
Deutsche Lufthansa AG	Transportation	35,400	475,786	-	-	6,962	93,571		42,362	569,357
Deutsche Telekom AG	Telecommunication Services	87,280	1,112,434	-	-	29,440	375,230		116,720	1,487,664
Hannover Rueckversicherung AG (a)	Insurance	5,035	203,800	-	-	1,759	71,199		6,794	274,999
Henkel AG & Co KGaA	Household & Personal Products	26,200	958,342	-	-	6,342	231,977		32,542	1,190,319
Infineon Technologies AG (a)	Semiconductors & Semiconductor Equipment	32,077	131,429	-	-	20,531	84,122		52,608	215,551
Linde AG	Materials	1,820	170,868	-	-	-	-		1,820	170,868
Metro AG	Food & Staples Retailing	1,519	87,499	-	-	-	-		1,519	87,499
Muenchener Rueckversicherungs AG	Insurance	3,123	469,728	-	-	1,862	280,062		4,985	749,790

ProSiebenSat.1 Media AG	Media	20,292	127,734	-	-	7,554	47,551		27,846	175,285
Salzgitter AG	Materials	-	-	-	-	715	72,124		715	72,124
Suedzucker AG	Food & Beverage	25,045	523,381	-	-	10,548	220,428		35,593	743,809

			4,946,260		-		1,648,185	-		6,594,445

Greece - 0.6%
Public Power Corp SA (a)	Utilities	22,585	489,904	-	-	8,209	178,066		30,794	667,970

			489,904		-		178,066	-		667,970

Hong Kong - 3.2%
Esprit Holdings Ltd	Retailing	-	-	6,500	46,715	-	-		6,500	46,715
First Pacific Co	Food & Beverage	-	-	78,389	50,067	78,000	49,820		156,389	99,887
Great Eagle Holdings Ltd	Real Estate	-	-	27,874	64,523	28,145	65,151		56,019	129,674
Guoco Group Ltd	Diversified Financials	-	-	10,000	94,193	7,000	65,935		17,000	160,128
Henderson Land Development Co Ltd	Real Estate	-	-	29,733	197,004	9,000	59,632		38,733	256,636
Hongkong Land Holdings Ltd	Real Estate	-	-	25,000	97,250	45,000	175,050		70,000	272,300
Hysan Development Co Ltd	Real Estate	-	-	36,191	98,299	20,223	54,928		56,414	153,227
Jardine Matheson Holdings Ltd	Capital Goods	-	-	6,111	175,997	2,714	78,163		8,825	254,160
Jardine Strategic Holdings Ltd	Capital Goods	-	-	9,531	154,974	7,366	119,771		16,897	274,745
New World Development Ltd	Real Estate	-	-	92,406	220,104	69,864	166,410		162,270	386,514
PCCW Ltd	Telecommunication Services	-	-	79,000	21,508	-	-		79,000	21,508
Sino Land Co	Real Estate	-	-	24,664	50,346	-	-		24,664	50,346
Sun Hung Kai Properties Ltd	Real Estate	-	-	6,065	91,953	-	-		6,065	91,953
Swire Pacific Ltd Cl A	Real Estate	-	-	24,167	270,669	15,466	173,218		39,633	443,887
Techtronic Industries Co	Consumer Durables & Apparel	-	-	55,500	46,262	-	-		55,500	46,262
Wharf Holdings Ltd	Real Estate	-	-	33,675	158,597	30,192	142,194		63,867	300,791
Wheelock & Co Ltd	Real Estate	-	-	63,221	177,426	48,250	135,410		111,471	312,836

			-		2,015,887		1,285,682	-		3,301,569

India - 0.9%

Hero Honda Motors Ltd	Automobiles & Components	-	-	7,379	246,216	-	-		7,379	246,216
JSW Steel Ltd	Materials	-	-	9,830	142,899	-	-		9,830	142,899
Mahanagar Telephone Nigam	Telecommunication Services	-	-	48,494	103,663	-	-		48,494	103,663
Punjab National Bank Ltd	Banks	-	-	13,468	193,804	-	-		13,468	193,804
Sterlite Industries India Ltd	Materials	-	-	10,813	145,451	-	-		10,813	145,451
Videocon Industries Ltd	Consumer Durables & Apparel	-	-	11,549	43,679	-	-		11,549	43,679

			-		875,712		-	-		875,712

Indonesia - 0.2%
Perusahaan Gas Negara PT	Utilities	-	-	433,000	152,695	-	-		433,000	152,695

			-		152,695		-	-		152,695

Ireland - 0.6%
Anglo Irish Bank Ltd (a)(c)	Banks	80,825	-	-	-	57,849	-		138,674	-
DCC Plc	Capital Goods	4,183	88,957	-	-	2,717	57,780		6,900	146,737
Kerry Group Cl A	Food & Beverage	1,978	46,608	-	-	-	-		1,978	46,608
Smurfit Kappa Group PLC	Materials	53,973	313,733	-	-	13,883	80,699		67,856	394,432

			449,298		-		138,479	-		587,777

Italy - 3.5%
Banco Popolare SC (a)	Banks	12,593	101,231	-	-	3,764	30,258		16,357	131,489
Buzzi Unicem SpA	Materials	17,964	267,673	-	-	8,246	122,871		26,210	390,544
Exor SpA	Diversified Financials	3,335	55,887	-	-	3,392	56,842		6,727	112,729
Fiat SPA (a)	Automobiles & Components	13,210	145,708	-	-	-	-		13,210	145,708
Intesa Sanpaolo SpA (a)	Banks	14,473	53,606	-	-	-	-		14,473	53,606
Italcementi SpA	Materials	35,479	461,506	-	-	8,204	106,716		43,683	568,222
Telecom Italia SpA	Telecommunication Services	399,353	621,669	-	-	184,241	286,806		583,594	908,475
UniCredit SpA (a)	Banks	317,243	924,280	-	-	124,240	361,970		441,483	1,286,250

			2,631,560		-		965,463	-		3,597,023

Japan - 15.4%

Aeon Co Ltd	Food & Staples Retailing	-	-	9,464	91,463	12,385	119,694		21,849	211,157
Alps Electric Co Ltd	Technology Hardware & Equipment	-	-	6,600	36,606	-	-		6,600	36,606
Amada Co Ltd	Capital Goods	-	-	45,189	285,768	26,861	169,866		72,050	455,634
Aoyama Trading Co Ltd	Retailing	-	-	7,790	130,931	4,596	77,249		12,386	208,180
Asahi Kasei Corp	Materials	-	-	28,640	147,119	13,000	66,780		41,640	213,899
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	-	-	11,684	443,083	9,800	371,638		21,484	814,721
Brother Industries Ltd	Technology Hardware & Equipment	-	-	5,952	53,333	3,300	29,570		9,252	82,903
Central Japan Railway Co	Transportation	-	-	43	257,923	20	119,964		63	377,887
Chiba Bank Ltd/The	Banks	-	-	15,000	96,749	12,012	77,476		27,012	174,225
COMSYS Holdings Corp	Capital Goods	-	-	11,500	132,402	3,300	37,994		14,800	170,396
Credit Saison Co Ltd	Diversified Financials	-	-	12,700	164,895	7,941	103,105		20,641	268,000
Daicel Chemical Industries Ltd	Materials	-	-	7,000	44,341	-	-		7,000	44,341
Daito Trust Construction Co Ltd	Real Estate	-	-	2,000	97,904	1,900	93,009		3,900	190,913
Daiwa House Industry Co Ltd	Real Estate	-	-	9,769	100,466	3,000	30,852		12,769	131,318
Eisai Co Ltd	Pharma, Biotech & Life Sciences	-	-	4,600	162,845	-	-		4,600	162,845

FamilyMart Co Ltd	Food & Staples Retailing	-	-	2,400	77,651	3,100	100,299		5,500	177,950
FUJIFILM Holdings Corp	Consumer Durables & Apparel	-	-	10,018	325,181	7,505	243,610		17,523	568,791
Fukuoka Financial Group Inc	Banks	-	-	24,983	108,913	32,451	141,469		57,434	250,382
Hokuhoku Financial Group Inc	Banks	-	-	61,846	140,330	50,000	113,451		111,846	253,781
Honda Motor Co Ltd	Automobiles & Components	-	-	14,498	464,509	9,163	293,578		23,661	758,087
Japan Retail Fund Investment Corp	Real Estate	-	-	28	139,713	15	74,846		43	214,559
Kamigumi Co Ltd	Transportation	-	-	4,000	33,153	11,000	91,171		15,000	124,324
KDDI Corp	Telecommunication Services	-	-	27	142,381	15	79,101		42	221,482
Konica Minolta Holdings Inc	Technology Hardware & Equipment	-	-	17,000	184,831	12,373	134,524		29,373	319,355
Kyocera Corp	Technology Hardware & Equipment	-	-	2,675	214,124	1,691	135,358		4,366	349,482
Leopalace21 Corp	Real Estate	-	-	5,185	44,173	4,900	41,745		10,085	85,918
Mitsui Fudosan Co Ltd	Real Estate	-	-	5,486	100,275	-	-		5,486	100,275
Mitsui OSK Lines Ltd	Transportation	-	-	18,394	111,491	-	-		18,394	111,491
Mitsumi Electric Co Ltd	Technology Hardware & Equipment	-	-	3,400	83,397	-	-		3,400	83,397
Nintendo Co Ltd	Software & Services	-	-	493	132,527	272	73,118		765	205,645
Nippon Express Co Ltd	Transportation	-	-	27,691	126,536	6,000	27,417		33,691	153,953
Nippon Mining Holdings Inc	Energy	33,500	158,359	15,041	71,101	7,929	37,481		56,470	266,941
Nissan Motor Co Ltd	Automobiles & Components	-	-	59,337	429,468	44,427	321,553		103,764	751,021
Nitto Denko Corp	Materials	-	-	2,100	67,283	-	-		2,100	67,283
Nomura Holdings Inc	Diversified Financials	-	-	16,051	139,779	-	-		16,051	139,779
NTT Data Corp	Software & Services	-	-	48	160,849	18	60,318		66	221,167
ORIX Corp	Diversified Financials	-	-	3,993	251,253	3,000	188,770		6,993	440,023
Ricoh Co Ltd	Technology Hardware & Equipment	-	-	8,010	104,506	4,484	58,502		12,494	163,008

Rohm Co Ltd	Semiconductors & Semiconductor Equipment	-	-	4,300	318,000	3,737	276,364		8,037	594,364
Seiko Epson Corp	Technology Hardware & Equipment	-	-	3,455	52,844	2,885	44,126		6,340	96,970
Seino Holdings Corp	Transportation	-	-	27,800	216,396	15,893	123,711		43,693	340,107

Seven & I Holdings Co Ltd	Food & Staples Retailing	-	-	16,579	386,631	11,700	272,850				28,279	659,481
Sony Corp	Consumer Durables & Apparel	-	-	11,094	311,744	3,359	94,389				14,453	406,133
Sumitomo Trust & Banking Co Ltd/The	Banks	-	-	32,290	175,705	22,338	121,551				54,628	297,256
Takeda Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	-	-	12,646	508,789	11,100	446,589				23,746	955,378
Tokuyama Corp	Materials	-	-	18,629	140,116	7,608	57,223				26,237	197,339
Tokyo Gas Co Ltd	Utilities	-	-	33,000	120,290	23,000	83,838				56,000	204,128
Tokyo Steel Manufacturing Co Ltd	Materials	-	-	15,500	170,965	18,095	199,588				33,595	370,553
Toppan Printing Co Ltd	Commercial & Professional Services	-	-	42,297	429,213	35,154	356,728				77,451	785,941
Toyo Seikan Kaisha Ltd	Materials	3,500	74,636	15,779	336,482	8,419	179,532				27,698	590,650
Yamada Denki Co Ltd	Retailing	-	-	1,640	101,989	470	29,228				2,110	131,217
Yamaguchi Financial Group Inc	Banks	-	-	1,172	15,943	3,755	51,082				4,927	67,025
Yamato Holdings Co Ltd	Transportation	-	-	20,773	307,029	15,941	235,611				36,714	542,640

			232,995		9,491,388		6,085,918		-		0	15,810,301

											0

Malaysia - 0.4%											0
AMMB Holdings Bhd	Diversified Financials	-	-	65,600	74,494	-	-				65,600	74,494
MMC Corp Bhd	Commercial & Professional Services	-	-	31,600	21,799	-	-				31,600	21,799
PPB Group Bhd	Food & Beverage	-	-	17,291	72,158	-	-				17,291	72,158
RHB Capital Bhd	Banks	-	-	16,800	21,939	-	-				16,800	21,939
Telekom Malaysia Bhd	Telecommunication Services	-	-	135,400	114,931	-	-				135,400	114,931
Tenaga Nasional Bhd	Utilities	-	-	60,056	138,951	-	-				60,056	138,951

			-		444,272		-		-			444,272

Netherlands - 2.7%
Corporate Express NV (a)(c )	Commercial Services & Supplies	10,034	131,588	-	-	-	-				10,034	131,588
ING Groep NV	Diversified Financials	22,190	283,076	-	-	8,441	107,681				30,631	390,757
Koninklijke Ahold NV	Food & Staples Retailing	85,791	970,486	-	-	26,606	300,973				112,397	1,271,459
Koninklijke DSM NV	Materials	4,790	170,319	-	-	-	-				4,790	170,319
SNS Reaal	Diversified Financials	44,181	252,430	-	-	21,305	121,727				65,486	374,157
TomTom NV (a)	Consumer Durables & Apparel	-	-	-	-	2,935	32,082				2,935	32,082
Unilever NV	Food & Beverage	13,326	362,178	-	-	-	-				13,326	362,178

			2,170,077		-		562,463		-			2,732,540

New Zealand - 0.5%
Telecom Corp of New Zealand Ltd	Telecommunication Services	-	-	126,259	231,081	99,051	181,284				225,310	412,365
Vector Ltd	Utilities	-	-	56,693	75,021	30,860	40,837				87,553	115,858

			-		306,102		222,121		-			528,223

Norway - 2.6%
Fred Olsen Energy ASA	Energy	7,500	271,641	2,100	76,060	6,309	228,505				15,909	576,206
Seadrill Ltd	Energy	-	-	-	-	1,600	25,575				1,600	25,575
StatoilHydro ASA	Energy	62,674	1,333,728	3,465	73,736	25,189	536,032				91,328	1,943,496
TGS Nopec Geophysical Co ASA (a)	Energy	7,800	88,037	-	-	3,298	37,224				11,098	125,261

			1,693,406		149,796		827,336		-			2,670,538

Poland - 0.0%
Polskie Gornictwo Naftowe I Gazownictwo SA (a)	Energy	172,992	263,432	-	-	-	-	(172,992)	(263,432	) (d)	-	-

			263,432		-		-		(263,432)			-

Singapore - 0.9%
CapitaCommercial Trust	Real Estate	-	-	88,000	52,175	51,000	30,238				139,000	82,413
DBS Group Holdings Ltd	Banks	-	-	2,300	22,138	-	-				2,300	22,138
Jardine Cycle & Carriage Ltd	Retailing	-	-	20,662	338,146	15,817	258,855				36,479	597,001
STATS ChipPAC Ltd (a)	Semiconductors & Semiconductor Equipment	-	-	43,000	22,364	-	-				43,000	22,364
Suntec Real Estate Investment Trust	Real Estate	-	-	72,000	54,423	60,000	45,352				132,000	99,775
Venture Corp Ltd	Technology Hardware & Equipment	-	-	10,000	66,225	-	-				10,000	66,225

			-		555,471		334,445		-			889,916

South Korea - 0.1%
Dongbu Insurance Co Ltd	Insurance	-	-	1,650	42,250	-	-	(1,650)	(42,250	) (d)	-	-
GS Holdings Corp	Energy	-	-	3,018	80,967	-	-	(3,018)	(80,967	) (d)	-	-
Hana Financial Group Inc	Banks	-	-	2,348	66,911	-	-	(2,348)	(66,911	) (d)	-	-
Korea Investment Holdings Co Ltd	Diversified Financials	-	-	2,780	90,765	-	-	(2,780)	(90,765	) (d)	-	-
Korea Zinc Co Ltd	Materials	-	-	1,074	122,860	-	-	(1,074)	(122,860	) (d)	-	-
KT Corp	Telecommunication Services	-	-	5,961	192,682	-	-	(5,961)	(192,682	) (d)	-	-
LG Corp	Capital Goods	-	-	3,278	176,684	-	-	(3,278)	(176,684	) (d)	-	-
LG Electronics Inc	Consumer Durables & Apparel	-	-	3,800	400,668	756	79,712	(3,800)	(400,668	) (d)	756	79,712
LG Telecom Ltd	Telecommunication Services	-	-	15,570	109,530	-	-	(15,570)	(109,530	) (d)	-	-
Lotte Shopping Co Ltd	Retailing	-	-	642	160,735	-	-	(642)	(160,735	) (d)	-	-
Woori Finance Holdings Co Ltd (a)	Banks	-	-	14,177	162,178	-	-	(14,177)	(162,178	) (d)	-	-
Woori Investment & Securities Co Ltd	Diversified Financials	-	-	9,150	137,824	-	-	(9,150)	(137,824	) (d)	-	-

			-		1,744,054		79,712		(1,744,054)			79,712

Spain - 5.7%
Banco Bilbao Vizcaya Argentaria SA	Banks	65,267	1,065,972	-	-	17,553	286,684				82,820	1,352,656
Banco Santander SA	Banks	133,096	1,917,160	-	-	45,670	657,846				178,766	2,575,006
Bankinter SA	Banks	4,137	46,746	-	-	-	-				4,137	46,746
Criteria Caixacorp SA	Diversified Financials	38,803	185,669	-	-	16,576	79,315				55,379	264,984
Telefonica SA	Telecommunication Services	48,808	1,207,843	-	-	16,795	415,623				65,603	1,623,466

			4,423,390		-		1,439,468		-			5,862,858

Sweden - 2.9%
Assa Abloy AB Cl B	Capital Goods	34,887	569,853	-	-	7,767	126,869				42,654	696,722
Boliden AB	Materials	28,980	309,280	-	-	13,336	142,324				42,316	451,604
Electrolux AB Cl B (a)	Consumer Durables & Apparel	16,315	302,325	-	-	2,219	41,119				18,534	343,444
Niscayah Group AB Cl B	mmercial & Professional Serv	77,254	135,732	-	-	-	-				77,254	135,732
Securitas AB Cl B	Commercial & Professional Services	-	-	-	-	4,538	42,357				4,538	42,357
SSAB AB Cl A	Materials	-	-	-	-	1,852	24,023				1,852	24,023
Svenska Cellulosa AB Cl B	Materials	37,136	472,783	-	-	7,020	89,372				44,156	562,155
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	54,626	530,866	-	-	16,310	158,504				70,936	689,370

			2,320,839		-		624,568		-			2,945,407

Switzerland - 5.5%
Baloise Holding AG	Insurance	2,535	200,680	-	-	-	-				2,535	200,680
Clariant AG (a)	Materials	23,722	176,331	-	-	5,246	38,995				28,968	215,326
Holcim Ltd (a)	Materials	5,311	320,264	-	-	-	-				5,311	320,264
Novartis AG	Pharma, Biotech & Life Sciences	47,373	2,154,179	-	-	15,171	689,866				62,544	2,844,045
Roche Holding AG	Pharma, Biotech & Life Sciences	8,482	1,327,960	-	-	2,129	333,321				10,611	1,661,281
Schindler Holding AG	Capital Goods	3,940	252,599	-	-	1,275	81,742				5,215	334,341
Schindler Holding AG	Capital Goods	-	-	-	-	810	51,930				810	51,930

			4,432,013		-		1,195,854		-			5,627,867

Taiwan - 1.3%

Acer Inc	Technology Hardware & Equipment	-	-	42,928	90,547	-	-			42,928	90,547
Advanced Semiconductor Engineering Inc	Semiconductors & Semiconductor Equipment	-	-	78,000	56,227	-	-			78,000	56,227
Compal Electronics Inc	Technology Hardware & Equipment	-	-	163,000	159,979	-	-			163,000	159,979
HTC Corp (a)	Technology Hardware & Equipment	-	-	5,161	70,396	-	-			5,161	70,396
Lite-On Technology Corp	Technology Hardware & Equipment	-	-	154,000	175,320	-	-			154,000	175,320
MediaTek Inc	Semiconductors & Semiconductor Equipment	-	-	9,495	136,457	-	-			9,495	136,457
Mega Financial Holding Co Ltd	Banks	-	-	155,000	80,788	-	-			155,000	80,788
Quanta Computer Inc	Technology Hardware & Equipment	-	-	182,709	345,837	50,156	94,937			232,865	440,774
Taiwan Cooperative Bank	Banks	-	-	229,008	141,001	-	-			229,008	141,001

			-		1,256,552		94,937	-			1,351,489

Thailand - 0.2%
Bangkok Bank PCL	Banks	-	-	66,718	220,563	-	-			66,718	220,563

			-		220,563		-	-			220,563

United Kingdom - 19.4%
Antofagasta PLC	Materials	52,209	655,220	-	-	27,396	343,819			79,605	999,039
Autonomy Corp PLC (a)	Software & Services	3,900	75,971	-	-	1,500	29,219			5,400	105,190
Aviva PLC	Insurance	117,713	684,490	-	-	42,777	248,744			160,490	933,234
Barclays PLC	Banks	190,926	956,860	-	-	81,431	408,106			272,357	1,364,966
BG Group PLC	Energy	96,924	1,605,247	-	-	18,079	299,423			115,003	1,904,670
Carphone Warehouse Group PLC	Retailing	-	-	-	-	30,719	91,415			30,719	91,415
Compass Group PLC	Consumer Services	8,417	45,002	-	-	-	-			8,417	45,002
Experian PLC	Commercial & Professional Services	98,814	809,265	-	-	36,293	297,232			135,107	1,106,497
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	82,887	1,578,889	-	-	28,243	537,992			111,130	2,116,881
Home Retail Group PLC	Retailing	14,413	75,029	-	-	9,072	47,226			23,485	122,255
HSBC Holdings PLC	Banks	112,043	1,125,183	-	-	27,924	280,425			139,967	1,405,608
ICAP PLC	Diversified Financials	68,584	516,207	-	-	7,909	59,528			76,493	575,735
International Power PLC	Utilities	110,296	466,735	-	-	29,729	125,803			140,025	592,538
Investec PLC	Diversified Financials	30,010	200,998	-	-	37,348	250,146			67,358	451,144
J Sainsbury PLC	Food & Staples Retailing	68,602	361,098	-	-	27,585	145,198			96,187	506,296
Kingfisher PLC	Retailing	143,964	507,772	-	-	36,614	129,140			180,578	636,912
National Grid PLC	Utilities	13,975	129,396	-	-					13,975	129,396
Next PLC	Retailing	4,523	127,849	-	-	3,623	102,409			8,146	230,258
Old Mutual PLC	Insurance	441,166	700,815	-	-	202,326	321,405			643,492	1,022,220
Reckitt Benckiser Group PLC	Household & Personal Products	-	-	-	-	562	26,796			562	26,796
RSA Insurance Group PLC	Insurance	84,727	177,828	-	-	-	-			84,727	177,828
Sage Group PLC/The	Software & Services	33,344	108,016	-	-	-	-			33,344	108,016
Standard Chartered PLC	Banks	17,772	418,674	-	-	5,237	123,373			23,009	542,047
Thomas Cook Group PLC	Consumer Services	71,098	255,777	-	-	34,233	123,154			105,331	378,931
Thomson Reuters PLC	Media	19,395	615,749	-	-	5,729	181,883			25,124	797,632
Travis Perkins PLC	Capital Goods	4,849	65,477	-	-	-	-			4,849	65,477
Trinity Mirror Plc	Media	75,285	102,033	-	-	-	-			75,285	102,033
Unilever PLC	Food & Beverage	30,407	796,482	-	-	-	-			30,407	796,482
Vodafone Group PLC	Telecommunication Services	909,715	1,850,525	-	-	355,506	723,164			1,265,221	2,573,689

			15,012,587		-		4,895,600	-			19,908,187

United States - 1.4%
Eastman Chemical Co	Materials	1,400	69,524	-	-	-	-			1,400	69,524
Lubrizol Corp	Materials	1,900	110,067	-	-	-	-			1,900	110,067
National Oilwell Varco Inc (a)	Energy	-	-	600	21,564	-	-			600	21,564
Noble Corp (a)	Energy	8,400	284,424	1,326	44,898	-	-			9,726	329,322
Rock Tenn Co Cl A	Materials	1,200	53,952	-	-	-	-			1,200	53,952
Southwestern Energy Co (a)	Energy	15,800	654,594	3,706	153,540	-	-			19,506	808,134
Tidewater Inc	Energy	-	-	743	33,435	-	-			743	33,435

			1,172,561		253,437		-	-			1,425,998

Total Investments - 96.1% (Cost $101,276,660) (b)			52,705,861		21,252,506		26,479,323	(2,007,486)			98,430,204

Other Assets, less liabilities - 3.9%			837,281		493,177		792,077	1,857,486	(d)(e)		3,980,021

Net Assets - 100.0%			$53,543,142		$21,745,683		$27,271,400	$(150,000)			$102,410,225

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $103,078,097. The aggregate gross unrealized appreciation is $11,827,658 and the aggregate gross unrealized depreciation is $14,468,065, resulting in net unrealized depreciation of $2,640,407.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s

(d) Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

(e) Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.

See Notes to Pro Forma Financial Statements

Domini European Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Assets and Liabilities

July 31, 2009

(unaudited)

	Domini European Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

ASSETS

Investments at value (cost $55,730,636, and $25,154,136)	$52,705,861	$26,479,323	$(263,432)	(d)	$78,921,752
Cash	701,311	681,922	263,432	(d)	1,646,665
Dividend and interest receivables	101,799	48,792			150,591
Tax reclaim receivable	266,024	36,633			302,657
Receivable for capital shares	23,231	70,630			93,861

Total assets	53,798,226	27,317,300			81,115,526

LIABILITIES
Payable for capital shares	124,107	8,337			132,444
Management /Sponsorship fee payable	42,536	21,359			63,895
Distribution fee payable	7,080	-			7,080
Other accrued expenses	81,361	14,954	150,000	(c)	246,315
Foreign tax payable	-	1,250			1,250

Total liabilities	255,084	45,900			450,984

NET ASSETS	$53,543,142	$27,271,400			$80,664,542

NET ASSETS CONSIST OF
Paid-in capital	$104,741,017	$35,934,119			$140,675,136
Undistributed net investment income (loss)	(104,979)	60,772	(150,000)	(c)	(194,207)
Accumulated net realized gain (loss)	(48,067,663)	(10,048,989)			(58,116,652)
Net unrealized appreciation (depreciation)	(3,025,233)	1,325,498			(1,699,735)

NET ASSETS	$53,543,142	$27,271,400			$80,664,542

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$51,579,713	$26,714,652	$(145,499)	(c)	$78,148,866

Outstanding shares of beneficial interest	6,975,187	4,417,551	1,524,430	(b)	12,917,168

Net asset value and offering price per share (a)	$7.39	$6.05			$6.05

Class A Shares
Net assets	$1,963,429	$556,748	$(4,501)	(c)	$2,515,676

Outstanding shares of beneficial interest	265,243	88,433	45,638	(b)	399,314

Net asset value (a)	$7.40	$6.30			$6.30

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.77	$6.61			$6.61

(a)	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.
(b)	Reflects the adjustment to the number of shares outstanding due to the merger.
(c)	Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.
(d)	Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

See Notes to Pro Forma Financial Statements

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Assets and Liabilities

July 31, 2009

(unauditied)

	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

ASSETS

Investments at value (cost $20,391,888 and $25,154,136)	$21,252,506	$26,479,323	$(1,744,054)	(d)	$45,987,775
Cash	404,201	681,922	1,744,054	(d)	2,830,177
Foreign currency, at value (cost $2,353, and $0, respectively)	2,352	-			2,352
Dividend and interest receivables	43,108	48,792			91,900
Tax reclaim receivable	507	36,633			37,140
Receivable for capital shares	119,688	70,630			190,318

Total assets	21,822,362	27,317,300			49,139,662

LIABILITIES
Payable for capital shares	3,276	8,337			11,613
Management /Sponsorship fee payable	16,997	21,359			38,356
Distribution fee payable	-	-			-
Other accrued expenses	15,693	14,954	150,000	(c)	180,647
Foreign tax payable	40,713	1,250			41,963

Total liabilities	76,679	45,900			272,579

NET ASSETS	$21,745,683	$27,271,400			$48,867,083

NET ASSETS CONSIST OF
Paid-in capital	$31,735,123	$35,934,119			$67,669,242
Undistributed net investment income (loss)	48,070	60,772	(150,000)	(c)	(41,158)
Accumulated net realized gain (loss)	(10,898,156)	(10,048,989)			(20,947,145)
Net unrealized appreciation (depreciation)	860,646	1,325,498			2,186,144

NET ASSETS	$21,745,683	$27,271,400			$48,867,083

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$21,196,850	$26,714,652	$(145,499)	(c)	$47,766,003

Outstanding shares of beneficial interest	2,870,514	4,417,551	607,142	(b)	7,895,207

Net asset value and offering price per share (a)	$7.38	$6.05			$6.05

Class A Shares
Net assets	$548,833	$556,748	$(4,501)	(c)	$1,101,080

Outstanding shares of beneficial interest	74,329	88,433	12,013	(b)	174,775

Net asset value (a)	$7.38	$6.30			$6.30

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.75	$6.61			$6.61

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

(b) Reflects the adjustment to the number of shares outstanding due to the merger.

(c) Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.

(d) Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

See Notes to Pro Forma Financial Statements

Domini European Social Equity Fund

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Assets and Liabilities

July 31, 2009

(unaudited)

	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

ASSETS
Investments at value (cost $55,730,636, $20,391,888 and $25,154,136)	$52,705,861	$21,252,506	$26,479,323	$(2,007,486)	(d)	$98,430,204
Cash	701,311	404,201	681,922	2,007,486	(d)	3,794,920
Foreign currency, at value (cost $0, $2,353, and $0, respectively)	-	2,352	0			2,352
Dividend and interest receivables	101,799	43,108	48,792			193,699
Tax reclaim receivable	266,024	507	36,633			303,164
Receivable for capital shares	23,231	119,688	70,630			213,549

Total assets	53,798,226	21,822,362	27,317,300			102,937,888

LIABILITIES
Payable for capital shares	124,107	3,276	8,337			135,720
Management /Sponsorship fee payable	42,536	16,997	21,359			80,892
Distribution fee payable	7,080	-	0			7,080
Other accrued expenses	81,361	15,693	14,954	150,000	(c)	262,008
Foreign tax payable	-	40,713	1,250			41,963

Total liabilities	255,084	76,679	45,900			527,663

NET ASSETS	$53,543,142	$21,745,683	$27,271,400			$102,410,225

NET ASSETS CONSIST OF
Paid-in capital	$104,741,017	$31,735,123	$35,934,119			$172,410,259
Undistributed net investment income (loss)	(104,979)	48,070	60,772	(150,000)	(c)	(146,137)
Accumulated net realized gain (loss)	(48,067,663)	(10,898,156)	(10,048,989)			(69,014,808)
Net unrealized appreciation (depreciation)	(3,025,233)	860,646	1,325,498			(839,089)

NET ASSETS	$53,543,142	$21,745,683	$27,271,400			$102,410,225

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$51,579,713	$21,196,850	$26,714,652	$(145,499)	(c)	$99,345,716

Outstanding shares of beneficial interest	6,975,187	2,870,514	4,417,551	2,157,528	(b)	16,420,780

Net asset value and offering price per share (a)	$7.39	$7.38	$6.05			$6.05

Class A Shares
Net assets	$1,963,429	$548,833	$556,748	$(4,501)	(c)	$3,064,509

Outstanding shares of beneficial interest	265,243	74,329	88,433	58,425	(b)	486,430

Net asset value (a)	$7.40	$7.38	$6.30			$6.30

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.77	$7.75	$6.61			$6.61

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

(b) Reflects the adjustment to the number of shares outstanding due to the merger.

(c) Reflects adjustments for estimated reorganization expenses of $150,000 related to the Acquiring and Acquired Funds.

(d) Reflects securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as cash.

See Notes to Pro Forma Financial Statements

Domini European Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Operations

For the Year Ended July 31, 2009 (unaudited)

	Domini European Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

INCOME
Dividends (net of foreign taxes $215,174, and $73,542, respectively)	$ 1,951,173	$ 742,268			$ 2,693,441
Interest	513	323			836

Investment Income	1,951,686	742,591			2,694,277

EXPENSES
Management /Sponsorship fees	543,865	196,436			740,301
Transfer agent fees - Investor shares	171,940	71,056	(75,609)	(a)	167,387
Transfer agent fees - Class A shares	7,903	1,625	(3,559)	(a)	5,969
Accounting and custody fees	151,461	121,515	(144,268)	(a)	128,708
Distribution fees - Investor shares	132,974	48,272			181,246
Distribution fees - Class A shares	2,832	831			3,663
Professional fees	32,614	38,625	(16,543)	(a)	54,696
Registration fees - Investor shares	24,717	29,644	(23,161)	(a)	31,200
Registration fees - Class A shares	9,590	8,795	(10,385)	(a)	8,000
Shareholder Service fees - Investor shares	16,136	4,980	(5,292)	(a)	15,824
Shareholder Service fees - Class A shares	1,354	259	(682)	(a)	931
Trustees fees	8,146	2,681			10,827
Shareholder Communication fees	3,827	2,609			6,436
Miscellaneous	1,794	3,707			5,501

Total expenses	1,109,153	531,035	(279,499)		1,360,689

Fees paid indirectly	(1,155)	(442)			(1,597)
Fees waived and expenses reimbursed	(234,628)	(216,626)	279,499		(171,755)

Net expenses	873,370	313,967			1,187,337

NET INVESTMENT INCOME (LOSS)	1,078,316	428,624			1,506,940

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY

NET REALIZED GAIN (LOSS) FROM:
Investments	(40,622,828)	(7,908,685)			(48,531,513)
Foreign Currency	4,703	(68,868)			(64,165)

Net realized gain (loss)	(40,618,125)	(7,977,553)			(48,595,678)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	6,030,597	3,295,642			9,326,239
Translation of assets and liabilities in foreign currencies	(31,984)	(833)			(32,817)

Net change in unrealized appreciation (depreciation)	5,998,613	3,294,809			9,293,422

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,619,512)	(4,682,744)			(39,302,256)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($33,541,196)	($4,254,120)			($37,795,316)

(a) Reflects the elimination of duplicative expenses and economies of scale expected as a result of the reorganization.

See Notes to Proforma Financial Statements

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Operations

For the Year Ended July 31, 2009 (unaudited)

	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

INCOME
Dividends (net of foreign taxes $81,429 and $73,542, respectively)	$ 548,234	$ 742,268			$ 1,290,502
Interest	363	323			686

Investment Income	548,597	742,591			1,291,188

EXPENSES
Management /Sponsorship fees	182,345	196,436			378,781
Transfer agent fees - Investor shares	59,491	71,056	(8,082)	(a)	122,465
Transfer agent fees - Class A shares	2,601	1,625			4,226
Accounting and custody fees	119,232	121,515	(112,039)	(a)	128,708
Distribution fees - Investor shares	44,738	48,272			93,010
Distribution fees - Class A shares	838	831			1,669
Professional fees	40,374	38,625	(18,280)	(a)	60,719
Registration fees - Investor shares	25,179	29,644	(23,623)	(a)	31,200
Registration fees - Class A shares	6,097	8,795	(6,892)	(a)	8,000
Shareholder Service fees - Investor shares	4,980	4,980	(1,716)	(a)	8,244
Shareholder Service fees - Class A shares	394	259	(216)	(a)	437
Trustees fees	2,459	2,681			5,140
Shareholder Communication fees	391	2,609			3,000
Miscellaneous	4,600	3,707			8,307

Total expenses	493,719	531,035	(170,848)		853,906

Fees paid indirectly	(256)	(442)			(698)
Fees waived and expenses reimbursed	(201,580)	(216,626)	170,848		(247,358)

Net expenses	291,883	313,967			605,850

NET INVESTMENT INCOME (LOSS)	256,714	428,624			685,338

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY

NET REALIZED GAIN (LOSS) FROM:
Investments	(9,287,586)	(7,908,685)			(17,196,271)
Foreign Currency	(39,649)	(68,868)			(108,517)

Net realized gain (loss)	(9,327,235)	(7,977,553)			(17,304,788)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	3,666,565	3,295,642			6,962,207
Translation of assets and liabilities in foreign currencies	1,307	(833)			474

Net change in unrealized appreciation (depreciation)	3,667,872	3,294,809			6,962,681

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,659,363)	(4,682,744)			(10,342,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,402,649)	($4,254,120)			($9,656,769)

(a) Reflects the elimination of duplicative expenses and economies of scale expected as a result of the reorganization.

See Notes to Pro Forma Financial Statements

Domini European Social Equity Fund

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Pro Forma Combined Statement of Operations

For the Year Ended July 31, 2009 (unaudited)

	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini International Social Equity Fund	Pro Forma Adjustments		Domini International Social Equity Fund Pro Forma Combined

INCOME
Dividends (net of foreign taxes $215,174, $81,429 and $73,542, respectively)	$ 1,951,173	$ 548,234	$ 742,268			$ 3,241,675
Interest	513	363	323			1,199

Investment Income	1,951,686	548,597	742,591			3,242,874

EXPENSES
Management /Sponsorship fees	543,865	182,345	196,436			922,646
Transfer agent fees - Investor shares	171,940	59,491	71,056	(91,768)	(a)	210,719
Transfer agent fees - Class A shares	7,903	2,601	1,625	(4,599)	(a)	7,530
Accounting and custody fees	151,461	119,232	121,515	(263,500)	(a)	128,708
Distribution fees - Investor shares	132,974	44,738	48,272			225,984
Distribution fees - Class A shares	2,832	838	831			4,501
Professional fees	32,614	40,374	38,625	(54,374)	(a)	57,239
Registration fees - Investor shares	24,717	25,179	29,644	(48,340)	(a)	31,200
Registration fees - Class A shares	9,590	6,097	8,795	(16,482)	(a)	8,000
Shareholder Service fees - Investor shares	16,136	4,980	4,980	(6,312)	(a)	19,784
Shareholder Service fees - Class A shares	1,354	394	259	(831)	(a)	1,176
Trustees fees	8,146	2,459	2,681			13,286
Shareholder Communication fees	3,827	391	2,609			6,827
Miscellaneous	1,794	4,600	3,707			10,101

Total expenses	1,109,153	493,719	531,035	(486,206)		1,647,701

Fees paid indirectly	(1,155)	(256)	(442)			(1,853)
Fees waived and expenses reimbursed	(234,628)	(201,580)	(216,626)	486,206		(166,628)

Net expenses	873,370	291,883	313,967			1,479,220

NET INVESTMENT INCOME (LOSS)	1,078,316	256,714	428,624			1,763,654

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY

NET REALIZED GAIN (LOSS) FROM:
Investments	(40,622,828)	(9,287,586)	(7,908,685)			(57,819,099)
Foreign Currency	4,703	(39,649)	(68,868)			(103,814)

Net realized gain (loss)	(40,618,125)	(9,327,235)	(7,977,553)			(57,922,913)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	6,030,597	3,666,565	3,295,642			12,992,804
Translation of assets and liabilities in foreign currencies	(31,984)	1,307	(833)			(31,510)

Net change in unrealized appreciation (depreciation)	5,998,613	3,667,872	3,294,809			12,961,294

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,619,512)	(5,659,363)	(4,682,744)			(44,961,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($33,541,196)	($5,402,649)	($4,254,120)			($43,197,965)

(a) Reflects the elimination of duplicative expenses and economies of scale expected as a result of the reorganization.

See Notes to Proforma Financial Statements

Notes to Pro Forma Combined Financial Statements

July 31, 2009

(unaudited)

Domini European Social Equity Fund

Domini International Social Equity Fund

Notes to Pro Forma Financial Statements

July 31, 2009 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma Financial Statements”) for the twelve months ended July 31, 2009, reflect the accounts of Domini European Social Equity Fund (the “European Fund” and the “Acquired Fund”) and Domini International Social Equity Fund the “(International Fund” and the “Acquiring Fund”), each a “Fund” and collectively, the “Funds”. Following the combination, the International Fund will be the accounting survivor.

Under the terms of Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests and accordingly, will be accounted for by the method of accounting for tax free mergers of investment companies. The combination would be accomplished by an acquisition of the net assets of each class of the Acquired Fund in exchange for the corresponding class of shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Form Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on July 31, 2009. The unaudited combined pro forma statement of operations reflects the results of the Funds for the twelve months ended July 31, 2009, as if the reorganizations occurred on August 1, 2008. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical costs of investment securities will be carried forward to the surviving entity and the results of operation for pre-combination periods of the International Fund will not be restated. The fiscal year end for each Fund is July 31, 2009.

The unaudited Pro Forma Combined Portfolio of Investments reflects adjustments for securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as a receivable for securities sold. The unaudited Pro Forma Combined Portfolio of Investments does not reflect any other adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund are required to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the portfolio of investments at the time of the reorganization may differ from that shown in the Pro Forma Combined Portfolio of Investments.

The Pro Form Financial Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statement of Additional Information.

The preparation of financial statements in conformity with U.S. generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies which are consistently followed by each Fund in the preparation of its financial statements. Each of the Funds has identical accounting policies, which are detailed in the historical financial statements referenced above in Note 1. The policies are in conformity with generally accepted accounting principles.

(a) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

Level 1 — quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Funds’ assets carried at fair value:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
European Fund	$52,574,273	-	$131,588	$52,705,861
International Fund	26,479,323	-	-	26,479,323
Pro Forma Combined	$79,053,596	-	$131,588	$79,185,184

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	European Fund	International Fund	Combined Pro Forma
Investments in Securities
Balance as of July 31, 2008	-	-	-
Realized gain (loss)	-	-	-
Change in unrealized appreciation (depreciation)	(3,629)	(12,190)	(15,819)
Net purchases (sales)	-	-	-
Transfers in and/or out of Level 3	135,217	12,190	147,407
Balance as of July 31, 2009	131,588	-	131,588
Change in unrealized appreciation (depreciation) included in earnings of securities held at July 31, 2009	$(631,275)	$(163,752)	$(795,027)

(b) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(c) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(d) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini European Social Equity Fund, and the Domini International Social Equity Fund are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(e) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

3. Shares of Beneficial Interest

The unaudited pro forma net asset value per share assumes the issuance of 8,499,617 Investor shares and 310,881 Class A shares of the Acquiring Fund in exchange for 6,975,187 Investor and 265,243 Class A shares of the Acquired Fund, respectively, in connection with the proposed acquisition of the Acquired Fund as of July 31, 2009. The number of additional shares issued was calculated by dividing the net asset value of each Class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

The expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, any filings with the Securities and Exchange Commission and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the applicable Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations. The Registrant estimates that these expenses in the aggregate will not exceed $150,000 If both Reorganizations are consummated on the same Closing Date, Domini European Social Equity Fund will bear approximately $78,310 of the Reorganization costs (this and all of the following estimates are based on net assets as of July 31, 2009), Domini PacAsia Social Equity Fund will bear approximately $31,804 of the Reorganization costs, and Domini International Social Equity Fund will bear approximately $39,866 of the Reorganization costs. If only the Domini European Social Equity Fund Reorganization is consummated, Domini European Social Equity Fund will bear approximately $99,382 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $50,618 of the Reorganization costs. If only the Domini PacAsia Social Equity Fund Reorganization is consummated, Domini PacAsia Social Equity Fund will bear approximately $66,545 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $83,455 of the Reorganization costs.

4. Pro Forma Operations

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund combined level of average net assets for the year ended July 31, 2009.

5. Federal Income Taxes

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Acquiring Fund intends to (i) continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable sections of the Internal Revenue Code; and (ii) distribute substantially all of its net investment income and net realized gains on investments, if any, to its shareholders. Therefore, no federal income tax provision is required.

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Notes to Pro Forma Financial Statements

July 31, 2009 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma Financial Statements”) for the twelve months ended July 31, 2009, reflect the accounts of Domini PacAsia Social Equity Fund (the “PacAsia Fund”, and the “Acquired Fund”) and Domini International Social Equity Fund the “(International Fund” and the “Acquiring Fund”), each a “Fund” and collectively, the “Funds”. Following the combination, the International Fund will be the accounting survivor.

Under the terms of Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests and accordingly, will be accounted for by the method of accounting for tax free mergers of investment companies. The combination would be accomplished by an acquisition of the net assets of each class of the Acquired Fund in exchange for the corresponding class of shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Form Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on July 31, 2009. The unaudited combined pro forma statement of operations reflects the results of the Funds for the twelve months ended July 31, 2009, as if the reorganizations occurred on August 1, 2008. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical costs of investment securities will be carried forward to the surviving entity and the results of operation for pre-combination periods of the International Fund will not be restated. The fiscal year end for each Fund is July 31, 2009.

The unaudited Pro Forma Combined Portfolio of Investments reflects adjustments for securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as a receivable for securities sold. The unaudited Pro Forma Combined Portfolio of Investments does not reflect any other adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund are required to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the portfolio of investments at the time of the reorganization may differ from that shown in the Pro Forma Combined Portfolio of Investments.

The Pro Form Financial Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statement of Additional Information.

The preparation of financial statements in conformity with U.S. generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies which are consistently followed by each Fund in the preparation of its financial statements. Each Fund has identical accounting policies, which are detailed in the historical financial statements referenced above in Note 1. The policies are in conformity with generally accepted accounting principles.

(a) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

Level 1 – quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Funds’ assets carried at fair value:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
PacAsia Fund	21,252,506	-	-	21,252,506
International Fund	26,479,323	-	-	26,479,323
Pro Forma Combined	$47,731,829	-	-	$47,731,829

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	PacAsia Fund	International Fund	Combined Pro Forma
Investments in Securities
Balance as of July 31, 2008	-	-	-
Realized gain (loss)	-	-	-
Change in unrealized appreciation (depreciation)	-	(12,190)	(12,190)
Net purchases (sales)	-	-	-
Transfers in and/or out of Level 3	-	12,190	12,190
Balance as of July 31, 2009	-	-	-
Change in unrealized appreciation (depreciation) included in earnings of securities held at July 31, 2009	-	-	-

(b) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(c) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(d) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini PacAsia Social Equity Fund, and the Domini International Social Equity Fund are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(e) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

3. Shares of Beneficial Interest

The unaudited pro forma net asset value per share assumes the issuance of 3,477,656 Investor shares and 86,342 Class A shares of the Acquiring Fund in exchange for 2,870,514, Investor and 74,329 Class A shares of the Acquired Fund, respectively, in connection with the proposed acquisition of the Acquired Fund as of July 31, 2009. The number of additional shares issued was calculated by dividing the net asset value of each Class of Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

The expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, any filings with the Securities and Exchange Commission and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the applicable Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations. The Registrant estimates that these expenses in the aggregate will not exceed $150,000 If both Reorganizations are consummated on the same Closing Date, Domini European Social Equity Fund will bear approximately $78,310 of the Reorganization costs (this and all of the following estimates are based on net assets as of July 31, 2009), Domini PacAsia Social Equity Fund will bear approximately $31,804 of the Reorganization costs, and Domini International Social Equity Fund will bear approximately $39,866 of the Reorganization costs. If only the Domini European Social Equity Fund Reorganization is consummated, Domini European Social Equity Fund will bear approximately $99,382 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $50,618 of the Reorganization costs. If only the Domini PacAsia Social Equity Fund Reorganization is consummated, Domini PacAsia Social Equity Fund will bear approximately $66,545 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $83,455 of the Reorganization costs.

4. Pro Forma Operations

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund combined level of average net assets for the year ended July 31, 2009.

5. Federal Income Taxes

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Acquiring Fund intends to (i) continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable sections of the Internal Revenue Code; and (ii) distribute substantially all of its net investment income and net realized gains on investments, if any, to its shareholders. Therefore, no federal income tax provision is required.

Domini European Social Equity Fund

Domini PacAsia Social Equity Fund

Domini International Social Equity Fund

Notes to Pro Forma Financial Statements

July 31, 2009 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma Financial Statements”) for the twelve months ended July 31, 2009, reflect the accounts of Domini European Social Equity Fund (the “European Fund”), Domini PacAsia Social Equity Fund (the “PacAsia Fund”, and collectively with the European Fund, the “Acquired Funds”) and Domini International Social Equity Fund the “(International Fund” and the “Acquiring Fund”), each a “Fund” and collectively, the “Funds”. Following the combination, the International Fund will be the accounting survivor.

Under the terms of Agreement and Plan of Reorganization, the exchange of assets of each Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests and accordingly, will be accounted for by the method of accounting for tax free mergers of investment companies. The combination would be accomplished by an acquisition of the net assets of each class of the Acquired Funds in exchange for the corresponding class of shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Form Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on July 31, 2009. The unaudited combined pro forma statement of operations reflects the results of the Funds for the twelve months ended July 31, 2009, as if the reorganizations occurred on August 1, 2008. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical costs of investment securities will be carried forward to the surviving entity and the results of operation for pre-combination periods of the International Fund will not be restated. The fiscal year end for each Fund is July 31, 2009.

The unaudited Pro Forma Combined Portfolio of Investments reflects adjustments for securities expected to be sold in advance of the reorganization due to custodial transfer restrictions with proceeds reflected as a receivable for securities sold. The unaudited Pro Forma Combined Portfolio of Investments does not reflect any other adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Funds are required to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the portfolio of investments at the time of the reorganization may differ from that shown in the Pro Forma Combined Portfolio of Investments.

The Pro Form Financial Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statement of Additional Information.

The preparation of financial statements in conformity with U.S. generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies which are consistently followed by each Fund in the preparation of its financial statements. Each of the Funds has identical accounting policies, which are detailed in the historical financial statements referenced above in Note 1. The policies are in conformity with generally accepted accounting principles.

(a) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

Level 1 – quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2009, in valuing the Funds’ assets carried at fair value:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
European Fund	$52,574,273	-	$131,588	$52,705,861
PacAsia Fund	21,252,506	-	-	21,252,506
International Fund	26,479,323	-	-	26,479,323
Pro Forma Combined	$100,306,102	-	$131,588
				$100,437,690

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	European Fund	PacAsia Fund	International Fund	Combined Pro Forma
Investments in Securities
Balance as of July 31, 2008	-	-	-	-
Realized gain (loss)	-	-	-	-
Change in unrealized appreciation (depreciation)	(3,629)	-	(12,190)	(15,819)
Net purchases (sales)	-	-	-	-
Transfers in and/or out of Level 3	135,217	-	12,190	147,407
Balance as of July 31, 2009	131,588	-	-	131,588
Change in unrealized appreciation (depreciation) included in earnings of securities held at July 31, 2009	$(631,275)	-	$(163,752)	$(795,027)

(b) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(c) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(d) Investment Transactions, Investment Income and Dividends to Shareholders.

The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini European Social Equity Fund, the Domini PacAsia Social Equity Fund, and the Domini International Social Equity Fund are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(e) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

3. Shares of Beneficial Interest

The unaudited pro forma net asset value per share assumes the issuance of 12,003,229 Investor shares and 397,997 Class A shares of the Acquiring Fund in exchange for 6,975,187 Investor and 265,243 Class A shares of the Domini European Social Equity Fund, and 2,870,514 Investor and 74,329 Class A shares of the Domini PacAsia Social Equity Fund, respectively, in connection with the proposed acquisition of the Acquired Funds as of July 31, 2009. The number of additional shares issued was calculated by dividing the net asset value of each Class of Acquired Funds by the respective class net asset value per share of the Acquiring Fund.

The expenses incurred in connection with each Reorganization (including, but not limited to, preparing, printing and mailing of any shareholder communications, including the Proxy Statement/Prospectus, any filings with the Securities and Exchange Commission and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs) will be allocated among the applicable Acquired Fund and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganization. If both Reorganizations are consummated on the same Closing Date, the expenses incurred in connection with the Reorganizations shall be allocated among the Acquired Funds and the Acquiring Fund pro rata based on each Fund’s net assets immediately prior to the closing of the Reorganizations. The Registrant estimates that these expenses in the aggregate will not exceed $150,000 If both Reorganizations are consummated on the same Closing Date, Domini European Social Equity Fund will bear approximately $78,310 of the Reorganization costs (this and all of the following estimates are based on net assets as of July 31, 2009), Domini PacAsia Social Equity Fund will bear approximately $31,804 of the Reorganization costs, and Domini International Social Equity Fund will bear approximately $39,866 of the Reorganization costs. If only the Domini European Social Equity Fund Reorganization is consummated, Domini European Social Equity Fund will bear approximately $99,382 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $50,618 of the Reorganization costs. If only the Domini PacAsia Social Equity Fund Reorganization is consummated, Domini PacAsia Social Equity Fund will bear approximately $66,545 of the Reorganization costs and Domini International Social Equity Fund will bear approximately $83,455 of the Reorganization costs.

4. Pro Forma Operations

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund combined level of average net assets for the year ended July 31, 2009.

5. Federal Income Taxes

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Acquiring Fund intends to (i) continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable sections of the Internal Revenue Code; and (ii) distribute substantially all of its net investment income and net realized gains on investments, if any, to its shareholders. Therefore, no federal income tax provision is required.